FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-01

January 27, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,155,934,829

 (Approximate Mortgage Pool Balance)

$991,214,000

 (Offered Certificates)

 Citigroup Commercial Mortgage Trust 2016-GC36

 As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

 As Depositor

Commercial Mortgage Pass-Through Certificates

 Series 2016-GC36

Goldman Sachs Mortgage Company

 Citigroup Global Markets Realty Corp.

 Cantor Commercial Real Estate Lending, L.P.

 Starwood Mortgage Funding I LLC

 As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Cantor Fitzgerald & Co.	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated on or about January 27, 2016, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$42,973,000	30.000%(5)	[___]%	(6)	2.92	3/16 - 1/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$22,079,000	30.000%(5)	[___]%	(6)	4.90	1/21 - 1/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$33,518,000	30.000%(5)	[___]%	(6)	6.81	12/22 - 12/22
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$225,000,000	30.000%(5)	[___]%	(6)	9.72	10/25 - 11/25
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	$415,175,000	30.000%(5)	[___]%	(6)	9.86	11/25 - 1/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$70,409,000	30.000%(5)	[___]%	(6)	7.32	1/21 - 10/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$861,171,000 (7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$75,136,000(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA(sf)	$52,017,000(10)	25.500%	[___]%	(6)(11)	9.90	1/26 - 1/26
Class B(9)	NR / AA-sf / AA(sf)	$75,136,000 (10)	19.000%	[___]%	(6)(11)	9.90	1/26 - 1/26
Class EC(9)	NR / A-sf / A-(sf)	$182,060,000(10)	14.250%(12)	(11)	(11)	9.90	1/26 - 1/26
Class C(9)	NR / A-sf / A-(sf)	$54,907,000 (10)	14.250%(12)	[___]%	(6)(11)	9.90	1/26 - 1/26

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB-(sf)	$65,021,000	8.625%	[___]%	(6)	9.90	1/26 - 1/26
Class X-D	NR / BBB-sf / BBB-(sf)	$65,021,000(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class E	NR / BB-sf / BB(sf)	$28,898,000	6.125%	[___]%	(6)	9.90	1/26 - 1/26
Class F	NR / B-sf / BB-(sf)	$11,560,000	5.125%	[___]%	(6)	9.90	1/26 - 1/26
Class G	NR / NR / B-(sf)	$15,894,000	3.750%	[___]%	(6)	9.90	1/26 - 1/26
Class H	NR / NR / NR	$43,347,829	0.000%	[___]%	(6)	9.94	1/26 - 2/26
Class R(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(5)	The initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(7)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class D certificates, as described in the Preliminary Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class EC certificates, and Class EC certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding certificate balances, subject to a variance of plus or minus 5%, of $52,017,000, $75,136,000 and $54,907,000, respectively. The Exchangeable Certificates and the Class EC certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B or Class C trust component. The Class EC certificates will represent a beneficial interest in the remaining percentage of the outstanding certificate balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class EC certificates or any exchange of Class EC certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class EC and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class EC certificates. The initial certificate balance of the Class EC certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class EC certificates that could be issued in an exchange. The actual certificate balance of the Class EC certificates or any class of Exchangeable Certificates issued on the Closing Date may be less than the maximum certificate balance of that class and may be zero. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class EC certificates issued on the Closing Date. The aggregate certificate balance of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate balance of Exchangeable Certificates and Class EC certificates that could be outstanding on the Closing Date, equal to $182,060,000 (subject to a variance of plus or minus 5%).

(11)	The Class EC certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class EC certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The initial subordination levels for the Class C and Class EC certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,155,934,829
Number of Mortgage Loans	58
Number of Mortgaged Properties	104
Average Cut-off Date Balance	$19,929,911
Weighted Average Mortgage Rate	4.78078%
Weighted Average Remaining Term to Maturity (months)	116
Weighted Average Remaining Amortization Term (months)(3)	356
Weighted Average Cut-off Date LTV Ratio(4)	63.9%
Weighted Average Maturity Date LTV Ratio(5)	56.1%
Weighted Average UW NCF DSCR(6)	1.55x
Weighted Average Debt Yield on Underwritten NOI(7)	9.8%
% of Initial Pool Balance Consisting of Mortgage Loans with Mezzanine Debt	13.3%
% of Initial Pool Balance Consisting of Mortgaged Properties with Single Tenants	6.3%

(1)	Each of the 5 Penn Plaza, Sheraton Denver Downtown Fee, Austin Block 21, Glenbrook Square, Westin Boston Waterfront, Park Place, 215 West 34th Street & 218 West 35th Street, South Plains Mall, GSA Portfolio, Heinz 57 Center, Element LA and DoubleTree Hotel Universal mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/Room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 5 mortgage loans representing approximately 6.1% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using (i) an “as-is” appraised value plus related property improvement plan (“PIP”) costs, (ii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination or (iii) the cut-off date principal balance of a mortgage loan less an earnout. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making such adjustments is 64.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 17 mortgage loans, representing approximately 34.3% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized”, “as stabilized/as completed” or “prospective market value upon stabilization” appraised value instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 57.5%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the UW NCF DSCR for each mortgage loan is calculated by dividing the UW NCF from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the Arapaho Village mortgage loan, the UW NCF DSCR is calculated based on the annual debt service for the mortgage loan calculated on the Cut-off Date Balance net of a $1,146,000 earnout. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of UW NCF DSCR.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Arapaho Village mortgage loan, the Debt Yield on Underwritten NOI is calculated based on the Cut-off Date Balance net of a $1,146,000 earnout. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Cantor Fitzgerald & Co. Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,155,934,829

Master Servicer:	KeyBank National Association
Special Servicer:	Wells Fargo Bank, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
Closing Date:	February 17, 2016
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in February 2016 (or, in the case of any mortgage loan that has its first due date in March 2016, the date that would have been its due date in February 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day, commencing in March 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in March 2016

Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	February 2049

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$1,155,934,829 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 58 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,155,934,829 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $19,929,911 and are secured by 104 mortgaged properties located throughout 25 states

—	LTV: 63.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.55x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 9.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 70.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	28.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	42.3% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 66.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 97.1% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 52 mortgage loans representing 73.2% of the Initial Pool Balance

-	Insurance: 35 mortgage loans representing 48.0% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 48 mortgage loans representing 70.4% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 28 mortgage loans representing 58.4% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use, industrial properties and one land property with a retail tenant

—	Predominantly Defeasance: 92.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 31.1% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 26.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (16.9% are anchored retail properties)

—	Mixed Use: 13.4% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Hospitality: 12.0% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Land: 10.2% of the mortgaged properties by allocated Initial Pool Balance are land properties

■	Geographic Diversity: The 104 mortgaged properties are located throughout 25 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: Texas (15.1%) and New York (14.6%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	23	54	$508,376,720	44.0%
Citigroup Global Markets Realty Corp.	18	31	415,536,804	35.9
Cantor Commercial Real Estate Lending, L.P.	8	8	130,675,010	11.3
Starwood Mortgage Funding I LLC	9	11	101,346,295	8.8
Total	58	104	$1,155,934,829	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Room		UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
5 Penn Plaza	$115,000,000	9.9%	Office	650,329	$400		1.64x	8.7%	48.1%
Sheraton Denver Downtown Fee	110,000,000	9.5	Land	1,231	$146,223		1.28x	5.8%	75.0%
Austin Block 21	109,898,450	9.5	Mixed Use	(1)	$405	(1)	1.51x	11.6%	62.7%
Glenbrook Square	102,000,000	8.8	Retail	1,005,604	$161		1.55x	9.8%	58.1%
Westin Boston Waterfront	54,789,561	4.7	Hospitality	793	$257,523		1.87x	13.0%	59.2%
Park Place	50,000,000	4.3	Office	523,673	$178		1.44x	10.1%	66.4%
215 West 34th Street & 218 West 35th Street	45,000,000	3.9	Mixed Use	300,287	$433		1.88x	8.1%	54.2%
King of Prussia Hotel Portfolio	38,200,000	3.3	Hospitality	306	$124,837		1.42x	11.5%	71.1%
Stafford Park	31,166,265	2.7	Retail	133,908	$233		1.26x	8.6%	69.6%
South Plains Mall	30,000,000	2.6	Retail	983,517	$203		2.04x	9.2%	54.3%
Top 10 Total / Wtd. Avg.	$686,054,276	59.4%					1.56x	9.4%	61.4%
Remaining Total / Wtd. Avg.	469,880,553	40.6					1.55x	10.4%	67.5%
Total / Wtd. Avg.	$1,155,934,829	100.0%					1.55x	9.8%	63.9%

(1)	Austin Block 21 is a 369,842 SF mixed use development consisting of a 251-room (226,442 SF) hotel component, an 86,757 SF music venue component and a 56,643 SF retail/office component. Cut-off Date Balance per SF / Room is calculated based on 369,842 SF.

Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
5 Penn Plaza	$115,000,000	9.9%	2	$145,000,000	$260,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
Sheraton Denver Downtown Fee	$110,000,000	9.5%	1	$70,000,000	$180,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
Austin Block 21	$109,898,450	9.5%	1	$39,963,073	$149,861,522	CGCMT 2016-GC36	KeyBank	Wells Fargo
Glenbrook Square	$102,000,000	8.8%	1	$60,000,000	$162,000,000	GSMS 2015-GS1	Midland	Wells Fargo
Westin Boston Waterfront	$54,789,561	4.7%	2	$149,426,076	$204,215,638	GSMS 2015-GS1	Midland	Wells Fargo
Park Place	$50,000,000	4.3%	1	$43,000,000	$93,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
215 West 34th Street & 218 West 35th Street	$45,000,000	3.9%	2	$85,000,000	$130,000,000	(2)	(2)	(2)
South Plains Mall	$30,000,000	2.6%	2	$170,000,000	$200,000,000	GSMS 2015-GS1	Midland	Wells Fargo
GSA Portfolio	$27,384,375	2.4%	1	$27,384,375	$54,768,750	GSMS 2015-GS1	Midland	Wells Fargo
Heinz 57 Center	$25,944,493	2.2%	1	$49,893,255	$75,837,748	JPMCC 2015-JP1	Wells Fargo	Midland
Element LA	$14,000,000	1.2%	3	$154,000,000	$168,000,000	(3)	(3)	(3)
DoubleTree Hotel Universal	$12,941,292	1.1%	2	$37,828,391	$50,769,683	GSMS 2015-GC34	Wells Fargo	Midland

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan.

(2)	The 215 West 34th Street & 218 West 35th Street mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $85,000,000. Note A-1 with an outstanding principal balance as of the Cut-off Date of $45,000,000, is currently held by Cantor Commercial Real Estate Lending, L.P. (“CCRE”), a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. Note A-3, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by CCRE and is expected to be contributed to the CFCRE 2016-C3 securitization transaction. The 215 West 34th Street & 218 West 35th Street loan combination will initially be master serviced and, if necessary, specially serviced, by the master servicer (Wells Fargo Bank, National Association) and special servicer (CWCapital Asset Management LLC) for the CFCRE 2016-C3 securitization transaction. Upon the securitization of the controlling Note A-1, the 215 West 34th Street & 218 West 35th Street loan combination is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the 215 West 34th Street & 218 West 35th Street loan combination). Neither the master servicer nor the special servicer for such securitization has been identified.

(3)	The Element LA mortgage loan has three pari passu companion loans with an aggregate outstanding principal balance of $154,000,000. Note A-1A, with an outstanding principal balance as of the Cut-off Date of $55,500,000, is currently held by CCRE, a sponsor and originator, and is expected to be contributed to the CFCRE 2016-C3 securitization transaction. Note A-1B, with an outstanding principal balance as of the Cut-off Date of $28,500,000, is currently held by CCRE, a sponsor and originator, and is expected to be contributed to the COMM 2016-CCRE28 securitization transaction. Note A-2A, with an outstanding principal balance as of the Cut-off Date of $70,000,000, was contributed to the GSMS 2015-GS1 securitization transaction. The Element LA loan combination will initially be master serviced and, if necessary, specially serviced, by the master servicer (Midland Loan Services, a Division of PNC Bank, National Association) and special servicer (Wells Fargo Bank, National Association) under the GSMS 2015-GS1 securitization transaction. Upon the securitization of controlling Note A-1A, the Element LA loan combination is expected to be master serviced and, if necessary, specially serviced, by the master servicer (Wells Fargo Bank, National Association) and special servicer (CWCapital Asset Management LLC) under the CFCRE 2016-C3 securitization transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Mezzanine Debt Cut- off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
5 Penn Plaza	$115,000,000	$145,000,000	$40,000,000	$300,000,000	4.97999%	48.1%	55.6%	1.64x	1.39x
King of Prussia Hotel Portfolio	$38,200,000	—	$5,800,000	$44,000,000	6.07191%	71.1%	81.9%	1.42x	1.11x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
5 Penn Plaza	CGMRC	New York	New York	Office	$115,000,000	9.9%	JPMCC 2007-LD11
King of Prussia Hotel Portfolio(3)	CGMRC	King of Prussia	Pennsylvania	Hospitality	$38,200,000	3.3%	BACM 2006-6
GSA Portfolio(4)	GSMC	Various	Various	Office	$13,415,625	1.2%	WBCMT 2006-C23
Heinz 57 Center	SMF I	Pittsburgh	Pennsylvania	Office	$25,944,493	2.2%	BSCMS 2006-PW11
Embassy Corporate Park(5)	CGMRC	Various	Ohio	Office	$23,000,000	2.0%	BSCMS 2006-PW12
Rivercrest Portfolio B(6)	GSMC	Various	Various	Retail	$20,200,000	1.7%	GSMS 2006-GG6
Rivercrest Portfolio A(7)	GSMC	Various	Various	Retail	$19,800,000	1.7%	GSMS 2006-GG6
Lancaster Plaza	CCRE	Lancaster	California	Retail	$17,062,370	1.5%	BSCMS 2006-PW11
Seaford Village	GSMC	Seaford	Delaware	Retail	$12,925,000	1.1%	JPMCC 2006-LDP6
6221 Wilshire Boulevard	SMF I	Los Angeles	California	Office	$12,650,000	1.1%	MLCFC 2006-1
Guardian Self Storage Centre Avenue	GSMC	Pittsburgh	Pennsylvania	Self Storage	$9,700,000	0.8%	MLCFC 2006-1
Guardian Self Storage South Millvale	GSMC	Pittsburgh	Pennsylvania	Self Storage	$1,500,000	0.1%	MLCFC 2006-1
Southwood Tower	GSMC	Shenandoah	Texas	Office	$9,190,145	0.8%	GSMS 2006-GG6
Two Metro Place	GSMC	Dublin	Ohio	Office	$9,000,000	0.8%	CSMC 2007-C4
Golden Mile Marketplace	GSMC	Frederick	Maryland	Retail	$8,750,000	0.8%	GSMS 2006-GG6
Guardian Self Storage Old Haymaker Road	GSMC	Monroeville	Pennsylvania	Self Storage	$7,200,000	0.6%	MLCFC 2006-1
17525 Ventura Boulevard	SMF I	Encino	California	Office	$7,200,000	0.6%	MLCFC 2006-1
Guardian Self Storage Waterfront Drive	GSMC	Munhall	Pennsylvania	Self Storage	$6,600,000	0.6%	MLCFC 2006-1
AAAA Self Storage Buford	GSMC	Buford	Georgia	Self Storage	$3,565,217	0.3%	CD 2007-CD4
AAAA Self Storage Lawrenceville	GSMC	Lawrenceville	Georgia	Self Storage	$2,827,585	0.2%	CD 2007-CD4
Olympia Plaza	CGMRC	Chicago Heights	Illinois	Retail	$5,800,000	0.5%	MLMT 2005-MCP1
Empire Mini Storage Forestville	CGMRC	Forestville	California	Self Storage	$5,500,000	0.5%	MSC 2007-IQ14
Draper Industrial	CCRE	Draper	Utah	Industrial	$5,500,000	0.5%	BSCMS 2006-PW11
Springhill Suites Altamonte	SMF I	Altamonte Springs	Florida	Hospitality	$5,194,526	0.4%	CD 2007-CD4
Freehome Village	SMF I	Canton	Georgia	Retail	$5,000,000	0.4%	CSFB 2005-C4
Union Landing	GSMC	Union City	California	Retail	$4,050,000	0.4%	GSMS 2006-GC6
Budget Self Storage	CGMRC	Temple Hills	Maryland	Self Storage	$3,150,000	0.3%	DMARC 1998-C1

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	Both of the King of Prussia Hotel Portfolio mortgaged properties were included in the BACM 2006-6 transaction.

(4)	Thirteen of the GSA Portfolio mortgaged properties were included in the WBCMT 2006-C23 transaction.

(5)	All seven of the Embassy Corporate Park mortgaged properties were included in the BSCMS 2006-PW12 transaction.

(6)	All four of the Rivercrest Portfolio B mortgaged properties were included in the GSMS 2006-GG6 transaction.

(7)	All four of the Rivercrest Portfolio A mortgaged properties were included in the GSMS 2006-GG6 transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	43	$359,795,466	31.1%	1.53	x	61.8%	9.6%
General Suburban	37	170,674,520	14.8	1.47	x	69.0%	10.2%
CBD	3	161,944,493	14.0	1.62	x	52.8%	9.0%
Medical	3	27,176,454	2.4	1.32	x	70.5%	9.2%
Retail	29	$303,139,814	26.2%	1.54	x	64.2%	9.7%
Super Regional Mall	2	132,000,000	11.4	1.66	x	57.2%	9.7%
Shadow Anchored	12	84,712,688	7.3	1.43	x	70.6%	9.4%
Anchored	7	62,777,174	5.4	1.47	x	67.5%	10.2%
Single Tenant Retail	6	12,450,000	1.1	1.33	x	74.0%	8.8%
Unanchored	2	11,199,951	1.0	1.60	x	69.6%	10.9%
Mixed Use	2	$154,898,450	13.4%	1.62	x	60.2%	10.6%
Hospitality/Office/Retail	1	109,898,450	9.5	1.51	x	62.7%	11.6%
Hospitality/Retail	1	45,000,000	3.9	1.88	x	54.2%	8.1%
Hospitality	9	$139,275,297	12.0%	1.77	x	63.3%	13.0%
Full Service(3)	3	96,179,614	8.3	1.77	x	62.4%	12.9%
Limited Service(3)	6	43,095,683	3.7	1.76	x	65.4%	13.1%
Land	2	$118,450,000	10.2%	1.27	x	74.4%	5.9%
Hospitality	1	110,000,000	9.5	1.28	x	75.0%	5.8%
Retail	1	8,450,000	0.7	1.13	x	66.0%	7.2%
Self Storage	12	$50,217,802	4.3%	1.66	x	62.7%	10.6%
Multifamily (Garden)	3	$14,068,000	1.2%	1.50	x	70.6%	9.9%
Industrial	2	$10,425,000	0.9%	1.75	x	59.5%	12.2%
Flex	1	5,500,000	0.5	1.44	x	68.3%	10.3%
Warehouse/Distribution	1	4,925,000	0.4	2.10	x	49.7%	14.3%
Manufactured Housing	2	$5,665,000	0.5%	1.29	x	72.5%	8.5%
Total	104	$1,155,934,829	100.0%	1.55	x	63.9%	9.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(3)	With respect to the King of Prussia Hotel Portfolio mortgage loan, the loan documents did not provide for an allocated loan amount for the Crowne Plaza – King of Prussia (Full Service) and Fairfield Inn & Suites – King of Prussia (Limited Service) mortgaged properties. For the purposes of the above chart, the allocated loan amount for each of the mortgaged properties represents the pro rata share of room revenue at the Crowne Plaza – King of Prussia (74.5% of room revenue) and Fairfield Inn & Suites – King of Prussia (25.5% of room revenue) properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Texas	7	$174,934,595	15.1%	$657,400,000	18.2%	$39,397,805	18.4%
New York	3	168,450,000	14.6	792,800,000	21.9	33,885,689	15.9
Colorado	1	110,000,000	9.5	240,000,000	6.6	10,500,000	4.9
Indiana	2	107,950,000	9.3	287,600,000	7.9	16,541,733	7.7
California	8	94,562,370	8.2	414,750,000	11.5	21,672,400	10.1
Pennsylvania	7	89,144,493	7.7	197,520,000	5.5	14,301,373	6.7
Massachusetts	2	68,247,202	5.9	366,000,000	10.1	28,225,560	13.2
Arizona	5	61,711,423	5.3	156,910,000	4.3	10,432,197	4.9
Michigan	6	45,618,454	3.9	70,470,000	1.9	4,793,549	2.2
Ohio	10	40,014,000	3.5	56,350,000	1.6	4,620,774	2.2
New Jersey	1	31,166,265	2.7	44,800,000	1.2	2,666,751	1.2
South Carolina	4	24,950,000	2.2	34,475,000	1.0	2,507,730	1.2
Florida	4	24,217,019	2.1	93,550,000	2.6	9,496,560	4.4
Georgia	7	19,305,302	1.7	38,650,000	1.1	2,449,464	1.1
Delaware	2	16,775,000	1.5	23,500,000	0.6	1,481,085	0.7
Maryland	3	15,000,000	1.3	24,225,000	0.7	1,769,052	0.8
Tennessee	7	11,811,027	1.0	23,700,000	0.7	1,840,166	0.9
Kentucky	5	8,393,750	0.7	19,150,000	0.5	1,363,616	0.6
North Carolina	4	7,564,000	0.7	12,590,000	0.3	906,213	0.4
Alabama	6	7,425,000	0.6	19,800,000	0.5	1,489,458	0.7
Virginia	2	7,093,804	0.6	10,950,000	0.3	847,708	0.4
Arkansas	2	6,684,250	0.6	10,300,000	0.3	736,079	0.3
Illinois	1	5,800,000	0.5	9,200,000	0.3	755,783	0.4
Utah	1	5,500,000	0.5	8,050,000	0.2	564,331	0.3
Mississippi	4	3,616,875	0.3	6,550,000	0.2	466,404	0.2
Total	104	$1,155,934,829	100.0%	$3,619,290,000	100.0%	$213,711,481	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,500,000- 4,999,999	10	$36,440,179	3.2%
5,000,000 - 14,999,999	30	254,049,137	22.0
15,000,000 - 24,999,999	5	101,062,370	8.7
25,000,000 - 29,999,999	3	78,328,868	6.8
30,000,000 - 34,999,999	2	61,166,265	5.3
35,000,000 - 49,999,999	2	83,200,000	7.2
50,000,000 - 54,999,999	2	104,789,561	9.1
55,000,000 - 115,000,000	4	436,898,450	37.8
Total	58	$1,155,934,829	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.13 - 1.29	9	$211,289,636	18.3%
1.30 - 1.49	20	281,603,645	24.4
1.50 - 1.69	11	407,141,252	35.2
1.70 - 1.89	9	161,939,479	14.0
1.90 - 2.09	5	62,150,000	5.4
2.10 - 2.16	4	31,810,818	2.8
Total	58	$1,155,934,829	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only, Then Amortizing(2)	33	$489,023,375	42.3%
Interest Only	8	341,550,000	29.5
Amortizing (30 Years)	15	316,975,374	27.4
Amortizing (25 Years)	1	5,192,277	0.4
Amortizing (22.5 Years)	1	3,193,804	0.3
Total	58	$1,155,934,829	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 72 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	17	$655,299,252	56.7%
Springing	31	285,099,800	24.7
Hard (Hotel, Office, Retail) / Soft (Music Venue)	1	109,898,450	9.5
None	7	75,442,802	6.5
Soft Springing	1	25,000,000	2.2
Soft	1	5,194,526	0.4
Total	58	$1,155,934,829	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
41.9 - 49.9	4	$127,025,000	11.0%
50.0 - 54.9	2	75,000,000	6.5
55.0 - 59.9	11	237,724,657	20.6
60.0 - 64.9	7	155,091,170	13.4
65.0 - 69.9	14	183,106,737	15.8
70.0 - 75.0	20	377,987,265	32.7
Total	58	$1,155,934,829	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
38.4 - 39.9	2	$7,193,804	0.6%
40.0 - 49.9	12	330,148,130	28.6
50.0 - 54.9	8	226,269,873	19.6
55.0 - 59.9	18	266,680,854	23.1
60.0 - 64.9	14	182,514,169	15.8
65.0 - 69.9	3	33,128,000	2.9
70.0 - 75.0	1	110,000,000	9.5
Total	58	$1,155,934,829	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	33	$659,226,435	57.0%
Acquisition	18	283,347,833	24.5
Recapitalization	6	210,285,561	18.2
Refinance/Acquisition	1	3,075,000	0.3
Total	58	$1,155,934,829	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.221 - 4.249	3	$83,750,000	7.2%
4.250 - 4.499	5	181,789,561	15.7
4.500 - 4.749	11	204,300,000	17.7
4.750 - 4.999	27	477,916,187	41.3
5.000 - 5.249	11	98,280,631	8.5
5.250 - 5.580	1	109,898,450	9.5
Total	58	$1,155,934,829	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.9	2	$118,450,000	10.2%
8.0 - 8.9	10	269,243,636	23.3
9.0 - 9.9	15	287,051,387	24.8
10.0 - 10.9	14	166,997,256	14.4
11.0 - 11.9	4	160,348,450	13.9
12.0 - 12.9	4	43,557,641	3.8
13.0 - 13.9	5	84,031,838	7.3
14.0 - 15.9	4	26,254,622	2.3
Total	58	$1,155,934,829	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.9	3	$121,600,000	10.5%
8.0 - 8.9	18	393,979,926	34.1
9.0 - 9.9	15	289,269,550	25.0
10.0 - 10.9	11	223,435,056	19.3
11.0 - 11.9	4	83,547,202	7.2
12.0 - 12.9	5	25,967,277	2.2
13.0 - 13.9	2	18,135,818	1.6
Total	58	$1,155,934,829	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	3	$35,959,375	3.1%
18	1	$38,200,000	3.3%
24	9	$176,146,000	15.2%
36	8	$120,340,000	10.4%
48	6	$78,678,000	6.8%
60	4	$32,600,000	2.8%
72	2	$7,100,000	0.6%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	1	$21,000,000	1.8%
84	1	38,200,000	3.3
120	56	1,096,734,829	94.9
Total	58	$1,155,934,829	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	1	$21,000,000	1.8%
82	1	38,200,000	3.3
116 - 120	56	1,096,734,829	94.9
Total	58	$1,155,934,829	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$341,550,000	29.5%
270	1	3,193,804	0.3
300	2	43,392,277	3.8
360	47	767,798,749	66.4
Total	58	$1,155,934,829	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$341,550,000	29.5%
269	1	3,193,804	0.3
299 - 300	2	43,392,277	3.8
356 - 360	47	767,798,749	66.4
Total	58	$1,155,934,829	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	48	$1,046,792,076	90.6%
Yield Maintenance	8	89,292,754	7.7
YM or Defeasance	2	19,850,000	1.7
Total	58	$1,155,934,829	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	52	$845,770,268	73.2%
Replacement Reserves(1)	48	$813,320,268	70.4%
Insurance	35	$554,304,737	48.0%
TI/LC(2)	28	$488,283,730	58.4%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of Initial Pool Balance secured by office, retail, mixed use and industrial properties and one land property with a retail tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer, and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above. However, if the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S and Class EC certificates: (i) first, to interest on Class A-S and Class EC certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.	Class B and Class EC certificates: (i) first, to interest on Class B and Class EC certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	6.	Class C and Class EC certificates: (i) first, to interest on Class C and Class EC certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.	Class D and Class X-D certificates: (i) first, to interest on Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class E certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance
Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X, Class EC, and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust component (and, therefore, the Class EC certificates and the applicable class of Exchangeable Certificates, collectively) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust component in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans during the related Collection Period (as defined in the Preliminary Prospectus).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage
Loans/Outside Serviced
Mortgage Loans	Each of (i) the Glenbrook Square loan combination, (ii) the Westin Boston Waterfront loan combination, (iii) the 215 West 34th Street & 218 West 35th Street loan combination, (iv) the South Plains Mall loan combination (v) the GSA Portfolio, (vi) the Heinz 57 Center loan combination, (vii) the Element LA loan combination and (viii) the DoubleTree Hotel Universal loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan will be serviced under a pooling and servicing agreement other than the CGCMT 2016-GC36 pooling and servicing agreement (such other pooling and servicing agreement, an “outside servicing agreement”) as reflected in the “Companion Loan Summary” table above. All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2016-GC36 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction
Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below). As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class EC certificates, the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2016-GC36 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2016-GC36 pooling and servicing agreement will be the Controlling Class Representative.

Controlling Class
Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate balance). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, is expected to purchase the Class E, Class F, Class G and Class H certificates and, on the Closing Date, is expected to appoint Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, to be the initial Controlling Class Representative.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

20

STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal
Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination for any mortgage loan, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loan, any Collateral Deficiency Amount then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) shall be taken into account solely to the extent relevant information is received by the special servicer), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

Control Termination
Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The holders of Certificates representing the majority of the certificate balance of any class of Control Eligible Certificates whose aggregate certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or Collateral Deficiency Amount, as applicable, in respect of such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination
Event	A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amounts, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation
Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2016-GC36 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate balance) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2016-GC36 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2016-GC36 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Control Termination Event) may have limited consent and/or consultation rights, and the applicable outside controlling class representative pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consent, consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Loan Combinations	The 5 Penn Plaza mortgage loan (evidenced by note A-1), which represents the controlling interest in the 5 Penn Plaza loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $115,000,000, and represents approximately 9.9% of the Initial Pool Balance. The related companion loans, evidenced by (i) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $67,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions and (ii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $78,000,000, is currently held by Barclays Bank, PLC outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The 5 Penn Plaza mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The Sheraton Denver Downtown Fee mortgage loan (evidenced by note A-1), which represents the controlling interest in the Sheraton Denver Downtown Fee loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000, and represents approximately 9.5% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $70,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Sheraton Denver Downtown Fee mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations
(continued)	The Austin Block 21 mortgage loan (evidenced by note A-1), which represents the controlling interest in the Austin Block 21 loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $109,898,450, and represents approximately 9.5% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $39,963,073, is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Austin Block 21 mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The Glenbrook Square mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Glenbrook Square loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $102,000,000, and represents approximately 8.8% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $60,000,000, was contributed to the GSMS 2015-GS1 securitization transaction. The Glenbrook Square mortgage loan and the related companion loan are being serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The Westin Boston Waterfront mortgage loan (evidenced by note A-3), which represents a non-controlling interest in the Westin Boston Waterfront loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $54,789,561, and represents approximately 4.7% of the Initial Pool Balance. The related companion loans, evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $69,732,169, was contributed to the GSMS 2015-GS1 securitization transaction and (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $79,693,907, was contributed to the CGCMT 2015-GC35 securitization transaction. The Westin Boston Waterfront mortgage loan and the related companion loans are being serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The Park Place mortgage loan (evidenced by note A-1), which represents the controlling interest in the Park Place loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000, and represents approximately 4.3% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $43,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Park Place mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The 215 West 34th Street & 218 West 35th Street mortgage loan (evidenced by note A-2), which represents a non-controlling interest in the 215 West 34th Street & 218 West 35th Street loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $45,000,000, and represents approximately 3.9% of the Initial Pool Balance. The related companion loans, evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $45,000,000, is currently held by CCRE outside the issuing entity and is expected to be contributed to one or more future securitization transactions and (ii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by CCRE outside the issuing entity and is expected to be contributed to the CFCRE 2016-C3 securitization transaction. The 215 West 34th Street & 218 West 35th Street mortgage loan and the related companion loans are expected to be serviced pursuant to the CFCRE 2016-C3 pooling and servicing agreement until the securitization of the controlling note A-1, after which it is expected that the 215 West 34th Street & 218 West 35th Street mortgage loan and related companion loans will be serviced pursuant to a future securitization transaction’s pooling and servicing agreement governing the securitization of the controlling note A-1.

The South Plains Mall mortgage loan (evidenced by note A-3), which represents a non-controlling interest in the South Plains Mall loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,000,000, and represents approximately 2.6% of the Initial Pool Balance. The related companion loans, evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $70,000,000, was contributed to the GSMS 2015-GS1 securitization transaction and (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $100,000,000, was contributed to the CGCMT 2015-GC35 securitization transaction. The South Plains Mall mortgage loan and the related companion loans are being serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The GSA Portfolio mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the GSA Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $27,384,375, and represents approximately 2.4% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $27,384,375, was contributed to the GSMS 2015-GS1 securitization transaction. The GSA Portfolio mortgage loan and the related companion loan are being serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations
(continued)	The Heinz 57 Center mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Heinz 57 Center loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $25,944,493, and represents approximately 2.2% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $49,893,255, was contributed to the JPMCC 2015-JP1 securitization transaction. The Heinz 57 Center mortgage loan and the related companion loan are being serviced pursuant to the JPMCC 2015-JP1 pooling and servicing agreement.

The Element LA mortgage loan (evidenced by note A-2B), which represents a non-controlling interest in the Element LA loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $14,000,000, and represents approximately 1.2% of the Initial Pool Balance. The related companion loans, evidenced by (i) the controlling note A-1A, with an outstanding principal balance as of the Cut-off Date of $55,500,000, is currently held by CCRE and is expected to be contributed to the CFCRE 2016-C3 securitization transaction, (ii) a non-controlling note A-1B, with an outstanding principal balance as of the Cut-off Date of $28,500,000, is currently held by CCRE and is expected to be contributed to the COMM 2016-CCRE28 securitization transaction, and (iii) a non-controlling note A-2A, with an outstanding principal balance as of the Cut-off Date of $70,000,000, was contributed to the GSMS 2015-GS1 securitization transaction. The Element LA mortgage loan and the related companion loans are being serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement until the securitization of the controlling Note A-1A, after which it is expected that the Element LA mortgage loan and the related companion loans will be serviced and administered pursuant to the CFCRE 2016-C3 pooling and servicing agreement.

The DoubleTree Hotel Universal mortgage loan (evidenced by note A-3), which represents a non-controlling interest in the DoubleTree Hotel Universal loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $12,941,292, and represents approximately 1.1% of the Initial Pool Balance. The related companion loans, evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $18,416,454, was contributed to the GSMS 2015-GC34 securitization transaction and (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $19,411,938, was contributed to the GSMS 2015-GS1 securitization transaction. The DoubleTree Hotel Universal mortgage loan and the related companion loan are being serviced pursuant to the GSMS 2015-GC34 pooling and servicing agreement.

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2016-GC36 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of
Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) at any time with or without cause, in each case, upon satisfaction of certain conditions specified in the CGCMT 2016-GC36 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means the holders of certificates evidencing at least 75% of the aggregate voting rights (taking into account realized losses and the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances) of all certificates (other than the Class R Certificates), on an aggregate basis.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2016-GC36 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2016-GC36 pooling and servicing agreement as described in the three preceding paragraphs.

If the special servicer becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2016-GC36 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing
Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps.

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

STRUCTURAL OVERVIEW (continued)

Asset Representations
Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2016-GC36 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution
Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2016-GC36 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2016-GC36 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2016-GC36 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2016-GC36 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

STRUCTURAL OVERVIEW (continued)

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than seven (7) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties may state an “as stabilized” or “prospective market value upon stabilization” value (generally in addition to an “as-is” appraised value) for such mortgaged properties assuming that certain events will occur with respect to the re-leasing, renovation or other repositioning of the mortgaged property. With respect to the Springhill Suites Altamonte mortgage loan, the Appraised Value represents the “as-is market value based on a hypothetical condition” which assumes the completion of a property improvement plan at the mortgaged property. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized”, “as stabilized/as completed” or “prospective market value upon stabilization” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Austin Block 21 and Westin Boston Waterfront mortgage loans, the related property manager(s) established an operating account (and the borrower has pledged its rights in such account to the lender) pursuant to the management agreement into which all receipts are deposited, following which the property manager(s) is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the property manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated. However, the loan documents prohibit the borrower or operating lessee from withdrawing or transferring money from such operating account.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class EC certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units, pads or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

CERTAIN DEFINITIONS (continued)

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager. With respect to the Austin Block 21 mortgage loan, the related approved music venue manager established an operating account (and the related approved music venue manager has pledged its rights in such account to the lender) pursuant to the related Mortgage Loan documents into which all receipts are deposited, following which the approved music venue manager is only required to transfer to the lender’s lockbox account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related lease agreement, after payment of operating expenses, management fees and any reserves required under the lease agreement, and the approved music venue manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the lease agreement until the lease agreement has been terminated. However, the loan documents prohibit the borrower from withdrawing or transferring money from such operating account.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units, pads or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this prospectus for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this prospectus intended to represent such future cash flows.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 13 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 PENN PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 PENN PLAZA

5 Penn Plaza

Floor	Tenants
26	Acuity Lighting Group Exp. 3/31/2017
25	Acuity Lighting Group Exp. 3/31/2017
24	HNTB Corporation Exp. 2/29/2016; Owner Occupied; HNTB Corporation Exp. 2/29/2016; Acuity Lighting Group Exp. 3/31/2017
23	HQ Global Workplace Exp. 2/28/2019
22	Sirius XM Radio Exp. 11/30/2029
21	Steamfitters' Industry Trust Exp. 9/30/2016; Allied Advertising Exp. 9/30/2016
20	Visiting Nurse Service NY Exp. 9/30/2020
19	HQ Global Workplace Exp. 8/31/2020
18	Sirius XM Radio Exp. 11/30/2029
17	Thomas Publishing Company Exp. 12/31/2025
16	Amnesty International Exp. 12/31/2019
15	Railworks Corporation Exp. 9/30/2025; SML Labels Exp. 10/31/2021; TCBA Watson Rice Exp. 10/31/2021
14	Vacant; OnX Enterprises Exp. 12/31/2020; Railworks Corporation Exp. 9/30/25
12	Visiting Nurse Service NY Exp. 9/30/2020
11	Sirius XM Radio Exp. 11/30/2029
10	Thomas Publishing Company Exp. 12/31/2025
9	Thomas Publishing Company Exp. 12/31/2025; St. Vincent's Catholic Med Ctr Exp. 8/31/2018; 1E Inc. Exp. 8/31/2018
8	Thomas Publishing Company Exp. 12/31/2025
7	The Wallace Foundation Exp. 2/28/2021
6	HNTB Corporation Exp. 2/29/2016; HNTB Corporation Exp. 2/29/2016
5	GTA Americas, LLC Exp. 2/28/2017
4	Town Sports International Exp. 4/30/2017
3	Covenant House Exp. 3/31/2022
2	Sirius XM Radio Exp. 11/30/2029; Covenant House Exp. 3/31/2022
1	TD Bank, N.A. Exp. 5/31/2026; Vacant; CVS Exp. 3/31/2030; Building Message Center

VACANT | BUILDING | 2016 – 2017 | 2018 – 2019 | 2020 – 2021 | 2022+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 Penn Plaza
5 Penn Plaza
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
GARMENT DISTRICT
MIDTOWN
NOMAD
FUR DISTRICT
FLATIRON DISTRICT
Times Square
Manhattan Plaza
E-Walk
Conde Nast
Bank of America Tower
HBO
Grace Bldg
500 Fifth
Port Authority Bus Terminal
New York Times Building
New York Public Library
Bryant Park
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
W 23RD STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
BROADWAY
Macy's Herald Square
Herald Square
Empire State Building
One Penn Plaza
Moynihan Station
Madison Square Garden
Penn Station
Manhattan West by Brookfield
5 MW by Brookfield
Pennsylvania Hotel
Manhattan Mall (445 Plaza)
Greeley Square
United States Postal Service Morgan Station
Fashion Institute Of Technology
The Central High School
252 Seventh
Flatiron Bldg
New York
MANHATTAN
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Central Park
Metropolitan Museum of Art
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Midtown
Empire State Building
Hoboken
Jersey City
SoHo
NYU
Financial District
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$115,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$399.80
Size (SF)	650,329	Percentage of Initial Pool Balance		9.9%
Total Occupancy as of 11/1/2015(1)	97.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2015(1)	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1917 / 2015	Mortgage Rate		4.86153%
Appraised Value	$540,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$38,272,463
Underwritten Expenses	$15,542,394		Escrows
Underwritten Net Operating Income (NOI)	$22,730,069		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,073,984	Taxes	$1,168,977	$584,489
Cut-off Date LTV Ratio(2)	48.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	48.1%	Replacement Reserve	$0	$10,839
DSCR Based on Underwritten NOI / NCF(2)	1.77x / 1.64x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	8.7% / 8.1%	Other(4)	$23,524,035	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$260,000,000	86.6%	Loan Payoff(5)	$213,091,475	71.0%
Mezzanine Loan Amount	40,000,000	13.3	Principal Equity Distribution	55,730,831	18.6
Other Sources	300,000	0.1	Mortgage Loan Reserves	24,693,011	8.2
			Closing Costs	3,919,961	1.3
			Mezzanine Loan Reserves(6)	2,864,722	1.0
Total Sources	$300,300,000	100.0%	Total Uses	$300,300,000	100.0%

(1)	Total Occupancy and Owned Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property, but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, CGMRC required a reserve of $726,630 for gap rent related to TD Bank.

(2)	Calculated based on the aggregate outstanding principal balance of the 5 Penn Plaza Loan Combination.

(3)	The 5 Penn Plaza Loan has an outstanding principal balance as of the Cut-off Date of $115,000,000 and is evidenced by the controlling note A-1 of the $260,000,000 5 Penn Plaza Loan Combination, which is evidenced by three pari passu notes. The companion loans, evidenced by the non-controlling notes A-2 and A-3, which have an aggregate outstanding principal balance as of the Cut-off Date of $145,000,000, are expected to be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

(4)	Other upfront reserves represents (i) $17,333,334 to be used for any recourse carveouts under the 5 Penn Plaza Loan documents (up to $7,333,333 of which can also be made available to the Mezzanine Lender in certain circumstances in connection with the recourse carveouts under the 5 Penn Plaza Mezzanine Loan, provided that the mortgage lender does not have a competing claim against the guarantor), (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) 1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment under the 5 Penn Plaza Loan documents and (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016. See “—Escrows” below.

(5)	The Loan Payoff of $213,091,475 consists of $203,000,000 to payoff the principal balance of the 5 Penn Plaza Property’s prior CMBS loan, which was securitized in the JPMCC 2007-LD11 securitization transaction and $10,091,475 in defeasance costs.

(6)	In connection with the origination of the 5 Penn Plaza Mezzanine Loan, the Mezzanine Borrower delivered the following escrows to the Mezzanine Lender: (i) $2,666,666 to be used solely for any amounts due from the guarantor under the 5 Penn Plaza Mezzanine Loan recourse carveout guaranty and/or the 5 Penn Plaza Mezzanine Loan environmental indemnity; and (ii) $198,056 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Mezzanine Loan documents, to be used to pay debt service and/or pay reserve deposits on the 5 Penn Plaza Mezzanine Loan in the event of any late payment under the 5 Penn Plaza Mezzanine Loan documents.

■	The Mortgage Loan. The mortgage loan (the “5 Penn Plaza Loan”) is part of a loan combination (the “5 Penn Plaza Loan Combination”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 26-story office and retail building located in Midtown Manhattan, New York (the “5 Penn Plaza Property”). The 5 Penn Plaza Loan, which is evidenced by note A-1 and represents the controlling interest in the 5 Penn Plaza Loan Combination, had an original principal balance of $115,000,000, has an outstanding principal balance as of the Cut-off Date of $115,000,000 and represents approximately 9.9% of the Initial Pool Balance. The related companion loans, which are evidenced by notes A-2 and A-3 and represent non-controlling interests in the 5 Penn Plaza Loan Combination, had an aggregate original principal balance of $145,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $145,000,000, and are expected to be contributed to one or more future securitization transactions. The 5 Penn Plaza Loan Combination was co-originated by Citigroup Global Markets Realty Corp. and Barclays Bank, PLC on January 6, 2016, had an original principal balance of $260,000,000, has an outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at an interest rate of 4.86153% per annum. The proceeds of the 5 Penn Plaza Loan Combination were primarily used to refinance the 5 Penn Plaza Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 PENN PLAZA

The 5 Penn Plaza Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 119 months. The 5 Penn Plaza Loan requires interest only payments on each due date through the scheduled maturity date in January 2026. Voluntary prepayment of the 5 Penn Plaza Loan without payment of any prepayment premium is permitted on or after the due date in November 2025. Provided no event of default under the 5 Penn Plaza Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the 5 Penn Plaza Loan Combination is deposited and (ii) the third anniversary of the origination of the 5 Penn Plaza Loan Combination, the 5 Penn Plaza Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 5 Penn Plaza Loan documents.

■	The Mortgaged Property. The 5 Penn Plaza Property consists of a 26-story, 650,329 SF, LEED Gold certified Class A- office building with ground floor retail located on Eighth Avenue between West 33rd and West 34th Streets in Midtown Manhattan. The 5 Penn Plaza Property contains 17,180 SF of ground floor retail space with the remaining 633,149 SF of building space consisting of 621,951 SF of office space and 11,198 SF of miscellaneous non-revenue, concourse and sub-concourse space. The 5 Penn Plaza Property was built in 1917 and is currently undergoing a projected $10.6 million renovation of its lobby, elevators and facade. The typical floor plate (on floors 3 through 23) at the 5 Penn Plaza Property is approximately 28,642 SF. Total Occupancy and Owned Occupancy at the 5 Penn Plaza Property were both 97.2% as of November 1, 2015. The office space at the 5 Penn Plaza Property is approximately 98.0% occupied. The ground floor retail space at the 5 Penn Plaza Property is approximately 79.0% occupied. Two of the three ground floor retail spaces are leased to CVS and TD Bank with leases extending through March 2030 and May 2026, respectively. The third ground floor retail space, which is 3,600 SF, is currently being utilized as the temporary entranceway during the 5 Penn Plaza Property’s lobby renovation. Following the completion of the lobby renovation in the first half of 2016, the third ground floor retail space will be available for leasing.

The following table presents certain information relating to the major tenants at the 5 Penn Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sirius XM Radio	NR / NR / NR	99,754	15.3%	$4,235,991	13.3%	$42.46	11/30/2029	(2)
Thomas Publishing Company	NR / NR / NR	93,072	14.3	3,899,310	12.2	41.90	12/31/2025	1, 5-year option
CVS (Retail)	NR / Baa1 / BBB+	12,437	1.9	3,103,449	9.7	249.53	3/31/2030	1, 10-year option
Visiting Nurse Service NY	NR / NR / NR	55,754	8.6	3,010,716	9.5	54.00	9/30/2020	NA
HQ Global Workplace	NR / NR / NR	55,754	8.6	2,899,208	9.1	52.00	Various(3)	(3)
TD Bank (Retail)	NR / Aa1 / AA-	3,882	0.6	1,743,913	5.5	449.23	5/31/2026	3, 5-year options
Covenant House	NR / NR / NR	39,254	6.0	1,570,160	4.9	40.00	3/31/2022	(4)
HNTB Corporation	NR / NR / NR	36,844	5.7	1,427,583	4.5	38.75	2/29/2016	NA
Railworks Corporation	NR / NR / NR	26,561	4.1	1,351,821	4.2	50.89	9/30/2025	NA
Town Sports International	NR / NR / NR	27,877	4.3	1,115,080	3.5	40.00	4/30/2017	1, 5-year option
Ten Largest Tenants		451,189	69.4%	$24,357,231	76.5%	$53.98
Remaining Owned Tenants		180,827	27.8	7,476,782	23.5	41.35
Vacant Spaces (Owned Space)		18,313	2.8	0	0.0	0.00
Total / Wtd. Avg. All Tenants		650,329	100.0%	$31,834,013	100.0%	$50.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sirius XM Radio has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

(3)	HQ Global Workplace occupies the entire 19th and 23rd floor spaces at the 5 Penn Plaza Property under two separate leases. The lease on the 23rd floor expires on February 28, 2019 and HQ Global Workplace has the option to renew this space for either (i) one additional period of five years or (ii) one additional period of ten years. The lease on the 19th floor expires on August 31, 2020 and HQ Global Workplace has the option to renew this space for an additional period so as to expire on the same date as HQ Global Workplace’s 23rd floor space.

(4)	Covenant House has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the 5 Penn Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	8,162	1.3%	1.3%	$385,540	1.2%	$47.24	5
2016	64,373	9.9	11.2%	2,635,006	8.3	40.93	7
2017	71,136	10.9	22.1%	2,724,324	8.6	38.30	3
2018	24,645	3.8	25.9%	1,188,002	3.7	48.20	3
2019	55,866	8.6	34.5%	2,180,406	6.8	39.03	3
2020	90,110	13.9	48.3%	5,116,605	16.1	56.78	3
2021	42,530	6.5	54.9%	1,705,487	5.4	40.10	3
2022	39,254	6.0	60.9%	1,570,160	4.9	40.00	1
2023	524	0.1	61.0%	6,000	0.0	11.45	1
2024	0	0.0	61.0%	0	0.0	0.00	0
2025	119,343	18.4	79.3%	5,239,131	16.5	43.90	2
2026	3,882	0.6	79.9%	1,743,913	5.5	449.23	1
2027 & Thereafter	112,191	17.3	97.2%	7,339,440	23.1	65.42	2
Vacant	18,313	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	650,329	100.0%		$31,834,013	100.0%	$50.37	34

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 5 Penn Plaza Property:

Historical Leased %(1)

	2012	2013	2014	As of 11/1/2015(2)
Owned Space	99.9%	99.0%	99.0%	97.2%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, CGMRC required a reserve of $726,630 for gap rent related to TD Bank.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5 Penn Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$30,552,942	$46.98
Contractual Rent Steps(3)	0	0	0	0	1,281,071	1.97
Gross Up Vacancy	0	0	0	0	1,851,975	2.85
Total Rent	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$33,685,988	$51.80
Total Reimbursables	1,241,799	2,059,774	2,461,092	2,591,608	3,452,319	5.31
Other Income(4)	3,349,215	3,173,699	3,063,531	2,991,072	2,991,072	4.60
Vacancy & Credit Loss	0	0	0	0	(1,856,915)	(2.86)
Effective Gross Income	$30,023,243	$32,476,844	$32,180,504	$34,226,259	$38,272,463	$58.85

Real Estate Taxes	$5,160,259	$5,592,081	$6,048,976	$6,770,415	$6,941,473	$10.67
Insurance	587,783	517,709	479,972	455,813	590,150	0.91
Management Fee	425,000	475,000	485,000	485,000	1,000,000	1.54
Other Operating Expenses	6,427,824	6,885,766	6,684,253	6,962,164	7,010,771	10.78
Total Operating Expenses	$12,600,866	$13,470,556	$13,698,201	$14,673,392	$15,542,394	$23.90

Net Operating Income	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$22,730,069	$34.95
TI/LC	0	0	0	0	1,526,020	2.35
Replacement Reserves	0	0	0	0	130,066	0.20
Net Cash Flow	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$21,073,984	$32.41

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	The increase from TTM 9/30/2015 Base Rent to Underwritten Base Rent is primarily from (i) the expiration of the free rent period offered under the terms of CVS’ lease and (ii) TD Bank executing a lease at a market rental rate to occupy one of the ground floor retail spaces which was previously rented at a below market rental rate.

(3)	Contractual Rent Steps are underwritten based upon actual scheduled rent increases through January 1, 2017 from six office tenants and the present value of rent steps for TD Bank and CVS during the term of the 5 Penn Plaza Loan.

(4)	Other Income includes sub-metered electricity, condenser water, overtime heating, ventilating and air conditioning, cleaning, trash removal and tenant sundry charges.

■	Appraisal. According to the appraisal, the 5 Penn Plaza Property had an “as-is” appraised value of $540,000,000 as of November 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated November 12, 2015, there were no recommendations for further action at the 5 Penn Plaza Property other than the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The 5 Penn Plaza Property is located in Midtown Manhattan on Eighth Avenue between West 33rd and West 34th Streets across the street from Penn Station. Penn Station is one of the busiest transportation hubs in the United States, providing direct access to Amtrak, New Jersey Transit, and the Long Island Railroad, as well as the 1, 2, 3, A, C, and E subway lines. Additionally, PATH trains and the Q, R, B, D, F, and M subway lines all stop two avenues east of the 5 Penn Plaza Property at 33rd Street and Broadway.

The 5 Penn Plaza Property is located within the Penn Station Office submarket in Midtown Manhattan. According to a third party report, as of the third quarter of 2015, the Penn Station Class A submarket contained approximately 6.5 million SF of office space with a 2.0% direct vacancy rate and average gross rental rate of $63.59 per SF. The appraiser concluded a gross market rent of $60.00 per SF for floors 2 through 9, $63.00 per SF for floors 10 through 18, $66.00 per SF for floors 19 through 23 and $69.00 per SF for floors 24 through 26 at the 5 Penn Plaza Property. The appraiser’s concluded weighted average gross market rent for the office space at the 5 Penn Plaza Property is $62.87 per SF. The weighted average in-place office rent at the 5 Penn Plaza Property is $42.86 per SF, or 31.8% below the market office rent concluded to by the appraiser.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the directly competitive office buildings identified in the appraisal for the 5 Penn Plaza Property:

Directly Competitive Office Buildings(1)

	370 Seventh Avenue	393 Seventh Avenue	132 West 31st Street	1250 Broadway	330 West 34th Street	112 West 34th Street
Total GLA	306,017	980,000	348,946	604,279	654,000	548,000
Direct Occupancy	98.9%	100.0%	98.2%	97.5%	73.9%	90.6%
Direct Asking Gross Rent (per SF)	$64	N/A	$85	$72	$70-$74	$65-$69

(1) Source: Appraisal.

■	The Borrower. The borrower is 5 Penn Plaza LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 5 Penn Plaza Loan. The guarantors of the non-recourse carveouts under the 5 Penn Plaza Loan are Stephen D. Haymes and The Stephen D. Haymes Revocable Trust Dated October 8, 2014.

Stephen D. Haymes is a partner of Haymes Investment Company, a family-owned and operated real estate enterprise established by his father, Morice Haymes, in 1925. Haymes Investment Company is headquartered at the 5 Penn Plaza Property. Stephen D. Haymes has been involved in the real estate industry for over 40 years and has owned and operated over 3 million SF of office buildings, 500,000 SF of shopping centers and 5,000 units in residential buildings. Stephen D. Haymes also owns interests in other Manhattan office properties, including the nearby 330 West 34th Street.

■	Escrows. On the origination date of the 5 Penn Plaza Loan Combination, the borrower funded a reserve of (i) $1,168,977 for real estate taxes, (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) 1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment under the 5 Penn Plaza Loan documents, (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016 and (vi) $17,333,334 (the “Guaranty Collateral”) to be used solely for any amounts due from the guarantor under the recourse carveout guaranty and/or the environmental indemnity under the 5 Penn Plaza Loan documents (the “Guaranty Obligations”) prior to the enforcement of any judgment against the guarantor, provided that, (x) if the Mezzanine Lender obtains a judgment against the guarantor in connection with the 5 Penn Plaza Mezzanine Loan documents and the mortgage lender does not have any competing claim against the guarantor, the mortgage lender may make up to $7,333,333 of the Guaranty Collateral available to the Mezzanine Lender to satisfy the claim and (y) the Guaranty Collateral is not general collateral for the 5 Penn Plaza Loan but only collateral for the Guaranty Obligations.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, which currently equates to $584,489, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 5 Penn Plaza Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period and (iii) a replacement reserve in the amount of $10,839. During any period (A) commencing upon the debt service coverage ratio being less than 1.20x and (B) expiring upon the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, the borrower will be obligated to make monthly deposits of $125,000 into a reserve for payments of future tenant improvements and leasing commissions.

■	Lockbox and Cash Management. The 5 Penn Plaza Loan documents require a hard lockbox with springing cash management. The 5 Penn Plaza Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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respect to the 5 Penn Plaza Property be promptly deposited into such lockbox account following receipt. So long as a 5 Penn Plaza Trigger Period is not in effect, all funds in the lockbox account are required to be swept on each business day to the borrower’s operating account. During the continuance of a 5 Penn Plaza Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and applied to pay debt service and operating expenses of the 5 Penn Plaza Property, to fund required reserves in accordance with the 5 Penn Plaza Loan documents and, provided no event of default is continuing pursuant to the 5 Penn Plaza Loan documents, fund mezzanine loan debt service. After the foregoing disbursements are made and so long as a 5 Penn Plaza Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the 5 Penn Plaza Loan, provided, however, that if a 5 Penn Plaza Trigger Period is continuing solely because a mezzanine loan event of default has occurred and is continuing or the Mezzanine Lender has provided the lender notice it is entitled to sums under the 5 Penn Plaza Loan documents, then all excess cash flow will be provided to the Mezzanine Lender to be held and applied pursuant to the terms of the 5 Penn Plaza Mezzanine Loan documents. During the continuance of an event of default under the 5 Penn Plaza Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 5 Penn Plaza Loan and/or toward the payment of expenses of the 5 Penn Plaza Property, in such order of priority as the lender may determine, provided, however, that until the lender (or its affiliates or nominees) takes title to the 5 Penn Plaza Property in connection with an exercise of remedies under the 5 Penn Plaza Loan documents or the receiver appointed in connection with the lender’s remedies under the 5 Penn Plaza Loan documents takes physical possession of and controls the 5 Penn Plaza Property, funds in the cash management account will be applied to the payment of taxes and insurance premiums as if no event of default were ongoing.

A “5 Penn Plaza Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio as calculated under the 5 Penn Plaza Loan documents based on a trailing 12-month period is less than 1.10x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters or (iii) commencing upon the occurrence of the lender’s notice of a mezzanine event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured. Notwithstanding the foregoing, no 5 Penn Plaza Trigger Period will be deemed to exist solely with respect to clause (ii) of this definition during any period that the Collateral Cure Conditions are satisfied.

“Collateral Cure Conditions” exist if the borrower: (i) deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, serves as additional collateral for the 5 Penn Plaza Loan, in an amount equal to $2,600,000 (the “Collateral Deposit Amount”) and on each one-year anniversary date thereafter, the borrower deposits additional cash collateral in the amount of the Collateral Deposit Amount or increases the amount of the letter of credit (as applicable) by an amount equal to the Collateral Deposit Amount and (ii) provides evidence to the lender that the Mezzanine Borrower has deposited $400,000 with the Mezzanine Lender (in the form of cash or a letter of credit) as and when required by the 5 Penn Plaza Mezzanine Loan documents.

■	Property Management. The 5 Penn Plaza Property is currently managed by CBRE, Inc. Under the 5 Penn Plaza Loan documents, the 5 Penn Plaza Property may not be managed by any party other than CBRE, Inc.; provided, however, that so long as no event of default under the 5 Penn Plaza Loan documents exists, the borrower can replace CBRE, Inc. with a property manager upon notice to the lender, provided that the replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) unless pre-approved as described below and the replacement manager meets certain criteria under the 5 Penn Plaza Loan documents. The lender has pre-approved each of (i) Newmark Grubb Knight Frank, (ii) Jones Lang LaSalle, (iii) Cushman & Wakefield, Inc., (iv) Colliers International and (v) Jeffrey Management Corporation provided that the applicable replacement manager has not had a material adverse change in reputation or financial condition since the origination of the 5 Penn Plaza Loan. The lender has the right to (or to require that the borrower) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 PENN PLAZA

or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 5 Penn Plaza Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the 5 Penn Plaza Loan, SM Core Credit Finance LLC (the “Mezzanine Lender”) made a $40,000,000 mezzanine loan (the “5 Penn Plaza Mezzanine Loan”) to 461 Eighth Holdings LLC (the “Mezzanine Borrower”), a Delaware limited liability company, secured by a pledge of 100% of the Mezzanine Borrower’s equity interest in the borrower. The 5 Penn Plaza Mezzanine Loan carries an interest rate of 5.75000% per annum and is co-terminous with the 5 Penn Plaza Loan. The lender entered into an intercreditor agreement with the Mezzanine Lender.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $50,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the 5 Penn Plaza Property (plus eighteen months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 5 Penn Plaza Loan Combination, but the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the 5 Penn Plaza Loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

41

Sheraton Denver Downtown fee

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

Sheraton Denver Downtown fee

Sheraton Denver Downtown Fee
1550 Court Place
Denver, CO 80202
Denver
HIGHLAND
STONEMEN'S ROW
LOWER DOWNTOWN
ARAPAHOE SQUARE
FIVE POINTS
FINANCIAL DISTRICT
NORTH CAPITOL HILL
LINCOLN PARK
GOLDEN TRIANGLE
Coors Field
Union Station
Pepsi Center
Elitch Gardens Theme and Water Park
Denver Aquarium
Commons Park
Confluence Park
Centennial Park
Denver Performing Arts Center
University of Colorado-Denver Auraria Campus
Colorado Convention Center
Colorado State Capitol
Civic Center Park
16TH STREET MALL
CIRCULATOR SHUTTLE
RTD LIGHT RAIL
FASTRACKS
FASTRACKS EAST RAIL (2016)
FUTURE FASTRACKS
PLATTE VALLEY TROLLEY
W COLFAX AVE
Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Littleton
Centennial
Highlands Ranch
DENVER INTERNATIONAL AIRPORT
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

Sheraton Denver Downtown fee

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance(3)	$110,000,000
Property Type(1)	Land	Cut-off Date Principal Balance per Room(2)	$146,222.58
Size (Rooms)	1,231	Percentage of Initial Pool Balance	9.5%
Total TTM Occupancy as of 9/30/2015	77.0%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 9/30/2015	77.0%	Type of Security(1)	Fee Simple
Year Built / Latest Renovation	1959 / 2008-2010	Mortgage Rate	4.50000%
Appraised Value(1)	$240,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Underwritten Revenues	$10,500,000	Original Interest-Only Period (Months)	120
Underwritten Expenses	$0
Underwritten Net Operating Income (NOI)	$10,500,000	Escrows
Underwritten Net Cash Flow (NCF)	$10,500,000	Upfront	Monthly
Cut-off Date LTV Ratio(1) (2)	75.0%	Taxes	$0	$0
Maturity Date LTV Ratio(1) (2)	75.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.28x / 1.28x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	5.8% / 5.8%	Other	$0	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Combination Amount	$180,000,000	74.8%	Purchase Price	$235,000,000	97.6%
Principal’s New Cash Contribution	60,729,575	25.2	Closing Costs	5,729,575	2.4

Total Sources	$240,729,575	100.0%	Total Uses	$240,729,575	100.0%

(1)	The collateral for the Sheraton Denver Downtown Fee Loan consists of both the land and the improvements comprised of a 1,231-key full-service hotel. However, as the Sheraton Denver Downtown Fee Property is subject to a 99-year ground lease with various purchase options in favor of the ground lessee throughout the term of the Ground Lease, the value of the improvements were excluded from the analysis of the Sheraton Denver Downtown Fee Loan. The appraised value represents the leased fee interest in the Sheraton Denver Downtown Fee Property. See “—Appraisal” below.

(2)	Calculated based on the aggregate outstanding principal balance of the Sheraton Denver Downtown Fee Loan Combination.

(3)	The Sheraton Denver Downtown Fee Loan has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents the controlling note A-1 of the $180,000,000 Sheraton Denver Downtown Fee Loan Combination, which is evidenced by two pari passu notes. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $70,000,000, is expected to be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Sheraton Denver Downtown Fee Loan”) is part of a loan combination (the “Sheraton Denver Downtown Fee Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in the land and the improvements consisting of a 1,231-key full-service hotel located in Denver, Colorado (the “Sheraton Denver Downtown Fee Property”). The Sheraton Denver Downtown Fee Loan, which is evidenced by note A-1 and represents a controlling interest in the Sheraton Denver Downtown Fee Loan Combination, had an original principal balance of $110,000,000, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 9.5% of the Initial Pool Balance. The related companion loan, which is evidenced by note A-2 and represents the non-controlling interest in the Sheraton Denver Downtown Fee Loan Combination, had an original principal balance of $70,000,000, has an outstanding principal balance as of the Cut-off Date of $70,000,000, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions. The Sheraton Denver Downtown Fee Loan Combination was originated by Citigroup Global Markets Realty Corp. on December 9, 2015. The Sheraton Denver Downtown Fee Loan Combination had an original principal balance of $180,000,000, has an outstanding principal balance as of the Cut-off Date of $180,000,000 and accrues interest at an interest rate of 4.50000% per annum. The proceeds of the Sheraton Denver Downtown Fee Loan Combination were primarily used to acquire the Sheraton Denver Downtown Fee Property and pay origination costs.

The Sheraton Denver Downtown Fee Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Sheraton Denver Downtown Fee Loan requires monthly payments of interest only. The scheduled maturity date of the Sheraton Denver Downtown Fee Loan is the due date in January 2026. Provided that no event of default has occurred and is continuing under the Sheraton Denver Downtown Fee Loan documents, at any time after the earlier of the monthly payment date occurring in January 2020 and the second anniversary of the securitization of the last portion of the Sheraton Denver Downtown Fee Loan Combination, the Sheraton Denver Downtown Fee Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Sheraton Denver Downtown Fee Loan documents. Provided that no event of default has occurred and is continuing under

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sheraton Denver Downtown fee

the Sheraton Denver Downtown Fee Loan documents, voluntary prepayment of the Sheraton Denver Downtown Fee Loan without a prepayment premium or yield maintenance charge is permitted on or after the due date in October 2025. Additionally, in the event the Tenant (as defined below) exercises the purchase option under the Ground Lease (as defined below) prior to October 6, 2025, the borrower is required to prepay the Sheraton Denver Downtown Fee Loan in whole along with a prepayment premium.

■	The Mortgaged Property. The Sheraton Denver Downtown Fee Property consists of the land and the improvements comprising a 1,231-key full-service hotel located in Downtown Denver, Colorado. The Sheraton Denver Downtown Fee Property is subject to a 99-year ground lease, dated December 9, 2015 (the “Ground Lease”), between the borrower, as ground lessor, and W2007 MVP Denver, LLC, a Delaware limited liability company, as tenant (the “Tenant”), which Ground Lease is superior to the lien of the Sheraton Denver Downtown Fee Loan security instrument.

The Sheraton Denver Downtown Fee Property was built in 1959 and renovated between 2008-2010. The Sheraton Denver Downtown Fee Property includes 82 suites and approximately 160,000 SF of conference space across 48 separate meeting spaces. The Sheraton Denver Downtown Fee Property also includes entertainment suites, multiple dining establishments, a fitness center and multimedia facilities.

The Tenant is a party to an operating agreement the (the “Operating Agreement”) which expires on December 31, 2038 with Sheraton License Operating Company, LLC (“Sheraton”) that enables Sheraton to operate the hotel under certain trademarks.1

■	Ground Lease. The Ground Lease includes annual CPI increases to the ground rent (capped at 4%) through lease expiration; the Ground Lease cannot decrease due to negative CPI growth. In addition, the rent under the Ground Lease may decrease to $1,292,308 per year with no CPI increases if the borrower attempts to reject the Ground Lease and/or reject any purchase option in the Ground Lease in a bankruptcy proceeding (or otherwise). However, such reduction shall not occur for a period not to exceed 4 calendar years so long as (i) the lender is opposing such rejection action in a commercially reasonable manner, (ii) a court of competent jurisdiction has not confirmed the borrower’s rejection action by a final, non-appealable order and (iii) the lender is pursuing foreclosure in a commercially reasonable manner (including attempting to lift the automatic stay, if applicable). Additionally, the Sheraton Denver Downtown Fee Loan will be fully recourse to the guarantors upon a borrower bankruptcy. The Tenant has the option to purchase all of the borrower’s interests in the Sheraton Denver Downtown Fee Property (a) during the last six months of the 20th lease year, (b) during the last six months of the 30th lease year (each of (a) and (b) occurring after maturity of the Sheraton Denver Downtown Fee Loan) or (c) upon the Tenant’s determination that a condemnation has affected substantially all of the leased premises or within five months following a casualty affecting more than 25% of the leased premises.

The following table presents certain information relating to the estimated 2015 demand analysis with respect to the Sheraton Denver Downtown Fee Property based on market segmentation, as provided in the appraisal for the Sheraton Denver Downtown Fee Property:

Estimated 2015 Market Mix Accommodated Room Night Demand(1)

Property	Group/Meeting	Corporate	Leisure	Discount
Sheraton Denver Downtown Fee Property	55.0%	20.0%	15.0%	10.0%

(1)	Source: Appraisal.

1 NEITHER SHERATON NOR ITS AFFILIATES OWN SUCH HOTEL OR ARE A PARTY TO THE FINANCING OF THE SHERATON DENVER DOWNTOWN FEE PROPERTY OR PARTICIPANTS IN THIS OFFERING AND HAVE NOT PROVIDED OR REVIEWED, ARE NOT RESPONSIBLE FOR, AND DO NOT ENDORSE ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the TTM August 31, 2015 penetration rates relating to the Sheraton Denver Downtown Fee Property and various market segments, as provided in the August 2015 travel research report for the Sheraton Denver Downtown Fee Property:

TTM August 31, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Sheraton Denver Downtown Fee Property	104.1%	91.4%	95.1%

(1)	Source: August 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Denver Downtown Fee Property:

Sheraton Denver Downtown Fee Property(1)

	2012	2013	2014	TTM 9/30/2015
Occupancy	67.6%	69.5%	75.2%	77.0%
ADR	$139.62	$146.98	$149.98	$153.02
RevPAR	$94.36	$102.12	$112.77	$117.76

(1)	As provided by the borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance of the Tenant and the Underwritten Net Cash Flow of the Ground Lease at the Sheraton Denver Downtown Fee Property:

Cash Flow Analysis(1)

	Tenant 2012(2)	Tenant 2013(2)	Tenant 2014(2)	Tenant TTM 9/30/2015(2)	Tenant TTM 9/30/2015 $ per Room(2)	Underwritten(3)
Room Revenue/Base Rent	$42,512,461	$45,885,380	$50,667,034	$53,058,232	$43,102	$10,500,000
Food & Beverage Revenue	21,522,504	21,731,888	25,096,528	27,243,966	22,132	N/A
Other Revenue(4)	5,659,505	5,805,350	7,185,747	6,858,457	5,571	N/A
Total Revenue	$69,694,470	$73,422,618	$82,949,309	$87,160,655	$70,805	$10,500,000

Room Expense	$10,379,797	$11,228,078	$12,653,990	$12,684,279	$10,304	N/A
Food & Beverage Expense	13,727,373	13,236,420	14,898,899	15,222,801	12,366	N/A
Other Expense	373,720	432,134	441,900	186,645	152	N/A
Total Departmental Expense	$24,480,890	$24,896,632	$27,994,789	$28,093,725	$22,822	$0
Total Undistributed Expense	17,165,950	18,463,684	21,513,698	22,346,786	18,153	N/A
Total Fixed Charges	5,743,409	4,431,304	4,238,355	4,231,885	3,438	N/A
Total Operating Expenses	$47,390,249	$47,791,620	$53,746,842	$54,672,396	$44,413	$0

Net Operating Income	$22,304,221	$25,630,998	$29,202,467	$32,488,259	$26,392	$10,500,000
FF&E	2,712,254	2,850,475	3,228,957	3,390,731	2,754	N/A
Net Cash Flow	$19,591,967	$22,780,523	$25,973,510	$29,097,528	$23,637	$10,500,000

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The information shown represents the historical operating performance of the tenant under the Ground Lease which was excluded from the Underwritten Net Cash Flow.

(3)	The $10,500,000 in Base Rent represents the initial ground rent payable to the borrower under the Ground Lease.

(4)	Other Revenue is comprised of parking income and restaurant/retail leases.

■	Appraisal. According to the appraisal, as of December 15, 2015, the leased fee interest in the Sheraton Denver Downtown Fee Property had an appraised value of $240,000,000 and the leasehold interest on the Sheraton Denver Downtown Fee Property had an appraised value of $195,000,000. The as-is appraised value of the fee simple real estate as of November 16, 2015 was $415,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to the Phase I environmental report, dated November 13, 2015, there are no recognized environmental conditions or recommendations for further action at the Sheraton Denver Downtown Fee Property.

■	Market Overview and Competition. Downtown Denver is the main financial, commercial and entertainment district in Denver, Colorado. Denver's largest employers represent a diverse cross-section of industries, ranging from aerospace, telecom, energy, financial services, medical and biomedical, retail, computer hardware and software development, government and transportation. According to the appraisal, Downtown Denver is home to several Fortune 500 companies, including Wells Fargo, CenturyLink and DaVita, and is becoming an increasingly attractive place for companies looking to relocate.

The Sheraton Denver Downtown Fee Property is located at 1550 Court Place in the CBD/Downtown hotel submarket of Denver, Colorado. The Colorado Convention Center is located within four blocks east of the Sheraton Denver Downtown Fee Property. The Colorado Convention Center, a multi-purpose complex, developed in 1990, underwent an expansion in 2004 and currently hosts more than 400 events annually. The 16th Street Mall, a pedestrian and transit mall totaling 1.25 miles along 16th Street, is adjacent to the Sheraton Denver Downtown Fee Property. The 16th Street Mall includes over 300 locally owned and national retailers and more than 184 food/dining options. Other attractions in the area include the Colorado State Capitol, University of Colorado Denver campus and the Pepsi Center, a multi-purpose arena which is home to the Denver Nuggets and Colorado Avalanche.

According to the appraisal, Denver is one of the top performing hotel markets in the United States. The Denver hospitality market is comprised of more than 300 hotels totaling approximately 42,500 rooms. Per the appraisal, the CBD/Downtown hotel submarket consists of 46 hotels totaling 10,194 rooms. According to the appraisal, occupancy, ADR and RevPAR for the CBD/Downtown hotel submarket has increased an average of 2.5%, 3.9% and 6.5%, respectively, since 2010.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Denver Downtown Fee Property and the competitive set, as provided in a market report for the Sheraton Denver Downtown Fee Property:

Historical Statistics

	Sheraton Denver Downtown Fee Property(1)			Competitive Set(2)			Penetration(2)

	2013	2014	TTM 9/30/2015	2013	2014	TTM 8/31/2015	2013	2014	TTM 8/31/2015
Occupancy	69.5%	75.2%	77.0%	71.3%	75.2%	74.4%	98.8%	102.4%	104.1%
ADR	$146.98	$149.98	$153.02	$150.78	$160.77	$167.23	96.3%	90.7%	91.4%
RevPAR	$102.12	$112.77	$117.76	$107.51	$120.82	$124.41	95.2%	92.9%	95.1%

(1)	As provided by the borrower.

(2)	Source: August 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sheraton Denver Downtown fee

Sheraton Denver Downtown Fee Property Competitive Set(1)

Property	Number of Rooms	Year Opened
Sheraton Denver Downtown Fee Property	1,231	1985
Crowne Plaza Denver	364	1973
Marriott Denver Tech Center	628	1984
Marriott Denver City Center	613	1982
Renaissance Denver Hotel	399	1985
Westin Denver Downtown	430	1985
Hyatt Regency Denver Convention Center	1,100	2005
Embassy Suites Denver Downtown Convention Center	403	2010
Total	5,168

(1)	Source: August 2015 travel research report

■	The Borrower. The borrower is Court Place Land LLC, a Delaware limited liability company and newly formed single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sheraton Denver Downtown Fee Loan. The non-recourse carveout guarantors are Allan V. Rose of AVR Realty and David Werner of David Werner Real Estate Investments. David Werner Real Estate Investments is a privately-owned commercial real estate owner, operator and investor. AVR Realty is a privately held commercial real estate development and management company. The Sheraton Denver Downtown Fee Loan documents require the non-recourse carveout guarantors to maintain an aggregate minimum net worth and liquidity of $150,000,000 and $75,000,000, respectively, throughout the term of the Sheraton Denver Downtown Fee Loan.

■	Escrows. None. If at any time a Hotel Lease Trigger Period (as defined below) exists, at the lender’s option, the borrower will be required to promptly establish and maintain with and for the benefit of the lender reserves for the payment of real estate taxes, insurance premiums, capital expenditures and other charges and the borrower will enter into amendments to the Sheraton Denver Downtown Fee Loan agreement and the cash management agreement relating to any reserves.

The “Hotel Lease Trigger Period” means the period: (A) commencing upon the first to occur of (i) the Hotel Tenant being in default in any material respect under the Hotel Lease beyond applicable notice and cure periods, (ii) the Hotel Tenant giving written notice of its intention to terminate the Hotel Lease pursuant to or in accordance with the terms of the Hotel Lease, (iii) either the borrower or the Hotel Tenant attempting to terminate or cancel the Hotel Lease through the institution of legal action without the consent of the lender, (iv) any termination or cancellation of the Hotel Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Hotel Lease failing to otherwise be in full force and effect or (v) any bankruptcy or similar insolvency of the Hotel Tenant; and (B) expiring upon the first to occur, as applicable, of the following: (i) with respect to (A)(i) above, the Hotel Tenant having cured all defaults under the Hotel Lease, (ii) with respect to (A)(ii) and/or (iii) above, the Hotel Tenant having revoked or rescinded any termination or cancellation notice with respect to the Hotel Lease and having reaffirmed the Hotel Lease as being in full force and effect, (iii) with respect to (A)(iv) or (v) above, in connection with any bankruptcy or insolvency proceedings involving the Hotel Tenant and/or the Hotel Lease, the Hotel Tenant is no longer insolvent or subject to such bankruptcy or insolvency proceedings and having affirmed the Hotel Lease pursuant to a final, non-appealable order of a court of competent jurisdiction and (iv) with respect to (A)(ii), (iii), (iv) or (v) above, the borrower having re-let the entire Sheraton Denver Downtown Fee Property in accordance with the applicable terms and conditions of the Sheraton Denver Downtown Fee Loan documents, the applicable Hotel Tenant under such Hotel Lease being in actual, physical occupancy, open to the public for business in the space demised under its Hotel Lease and paying the full amount of the rent due under its Hotel Lease.

The “Hotel Tenant” means the Tenant, together with its successors and/or assigns, or any tenant under a replacement hotel lease (together with its successors and/or assigns).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sheraton Denver Downtown fee

The “Hotel Lease” means (i) the Ground Lease and (ii) any lease replacing the Ground Lease that demises all or substantially all of the Sheraton Denver Downtown Fee Property.

■	Lockbox and Cash Management. The Sheraton Denver Downtown Fee Loan is structured with a lender-controlled lockbox in place at origination and in-place cash management. The borrower directed the Hotel Tenant to pay rent directly to the lender-controlled lockbox account, and the borrower is required to deposit all revenue generated by the Sheraton Denver Downtown Fee Property in the lockbox account. All sums on deposit in the lockbox account are required to be swept on a periodic basis into a cash management account for the payment of, among other things, debt service and property operating expenses, and for the funding of monthly escrows. Provided no Cash Sweep Period and no event of default has occurred and is continuing, any excess amounts must be disbursed to the borrower and, after the occurrence and during the continuance of a Cash Sweep Period, any excess is to be held by the lender as additional security for the Sheraton Denver Downtown Fee Loan.

The “Cash Sweep Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.20x and (iii) the occurrence of a Hotel Lease Cash Sweep Period; and (B) expiring upon (x) with regard to any Cash Sweep Period commenced in connection with clause (i) above, the cure of such event of default, (y) with regard to any Cash Sweep Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters and (z) with regard to any Cash Sweep Period commenced in connection with clause (iii) above, a Hotel Lease Cash Sweep Period ceasing to exist in accordance with the terms of the Sheraton Denver Downtown Fee Loan documents.

The “Hotel Lease Cash Sweep Period” means a period: (A) commencing upon the first to occur of (i) the Hotel Tenant being in default under the Hotel Lease beyond applicable notice and cure periods, (ii) the Hotel Tenant giving notice that it is terminating its lease for all or any portion of the Sheraton Denver Downtown Fee Property, (iii) any termination or cancellation of the Hotel Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Hotel Lease failing to otherwise be in full force and effect and (iv) any bankruptcy or similar insolvency of the Hotel Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence must include, without limitation, a duly executed estoppel certificate from the Hotel Tenant in form and substance acceptable to the lender) of (1) the satisfaction of the Hotel Tenant Cure Conditions, (2) the borrower leasing the entire Sheraton Denver Downtown Fee Property in accordance with the applicable terms and conditions of the Sheraton Denver Downtown Fee Loan documents, the applicable Hotel Tenant under the Hotel Lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its Hotel Lease and paying the full amount of the rent due under its Hotel Lease or (3) upon (x) a termination of the Hotel Lease pursuant to the terms thereof and the terms of the Sheraton Denver Downtown Fee Loan documents and (y) the borrower commencing operation of the Sheraton Denver Downtown Fee Property without a tenant and entering into a management agreement with a qualified manager, in each case, pursuant to the terms of the Sheraton Denver Downtown Fee Loan documents.

The “Hotel Tenant Cure Conditions” means each of the following, as applicable: (i) the Hotel Tenant has cured all defaults under the Hotel Lease; (ii) the Hotel Tenant is in actual, physical possession of the Sheraton Denver Downtown Fee Property, open to the public for business and not “dark”; (iii) the Hotel Tenant has revoked or rescinded all termination or cancellation notices and has re-affirmed the Hotel Lease as being in full force and effect; (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the Hotel Tenant and/or the Hotel Lease, the Hotel Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the Hotel Lease pursuant to a final, non-appealable order of a court of competent jurisdiction; and (v) the Hotel Tenant is paying full, unabated rent under the Hotel Lease.

■	Property Management. The Sheraton Denver Downtown Fee Property is self-managed. Pursuant to the Operating Agreement, Sheraton will operate the Sheraton Denver Downtown Fee Property as a hotel in accordance with an operating plan approved by the Tenant. If the Tenant intends to sell its interest in the Sheraton Denver Downtown Fee Property at any time after April 2018, Sheraton has the right to propose terms of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sheraton Denver Downtown fee

a sale of the hotel to Sheraton within 30 days after receipt of notice that the Tenant wants to sell (the “Sheraton ROFO”); if the Tenant rejects the offer, the Tenant may sell to a non-affiliate so long as the purchase price is more than 95% of Sheraton’s offer and not substantially more favorable to the purchaser than Sheraton’s offer. At the origination of the Sheraton Denver Downtown Fee Loan, the borrower, the Tenant, and Sheraton entered into a Subordination of Management Contract and Non-Disturbance Agreement (“SMNDA”) that (i) generally provides for Sheraton’s attornment to the borrower upon termination of the Ground Lease and (ii) clarifies that the Sheraton ROFO will not apply to transfers of the borrower’s interest in the Sheraton Denver Downtown Fee Property prior to a termination of the Ground Lease. The borrower, the lender, Sheraton, and the Tenant have entered into a Fee Mortgage Recognition Agreement which provides that (i) Sheraton will enter into a subordination and non-disturbance agreement with the lender upon termination of the Ground Lease but prior to a foreclosure so long as the lender satisfies certain requirements under the Operating Agreement with respect to financing, (ii) if a foreclosure occurs prior to termination of the Ground Lease, the lender will be deemed the borrower under the SMNDA and the lender will not be liable for the Tenant’s breach or default if the lender succeeds to the Tenant’s interest following termination of the Ground Lease and (iii) the Sheraton ROFO will not apply to a foreclosure by the lender.

If the Tenant transfers its interest in the hotel after December 31, 2019, the Tenant may terminate the Operating Agreement upon the payment of a termination fee.

■	Additional Indebtedness. $8,000,000 (the “Key Money”) was provided from Sheraton to the Tenant for the conversion of the hotel to the “Sheraton” brand. If the Operating Agreement is terminated prior to a specified date in 2023, the Tenant will be liable for repayment of the unamortized balance of the Key Money. The Sheraton Denver Downtown Fee Loan documents provide for recourse to the borrower and guarantors for any losses the lender may suffer as a result of the Key Money becoming due and payable upon termination of the Operating Agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sheraton Denver Downtown fee

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Sheraton Denver Downtown Fee Property, plus business interruption coverage in an amount equal to 100% of the net operating income plus continuing expenses of the Sheraton Denver Downtown Fee Property for a period continuing from the time of loss until restoration, not to exceed 24 months. The “all-risk” policy containing terrorism insurance is required to contain a deductible no larger than $250,000.

If “acts of terrorism” or other similar acts or events or “fire following” are excluded from the borrower’s “all-risk” policy and/or business interruption insurance, then the borrower is obligated to obtain an endorsement to such policy or policies, or a separate policy insuring against all such excluded acts or events and “fire following,” for one hundred percent of the replacement value of the Sheraton Denver Downtown Fee Property plus the business income coverage, provided that such coverage is commercially available. Notwithstanding the foregoing, with respect to any terrorism coverage included in an endorsement to the insurance policies or any standalone policy covering terrorism acts, the borrower will not be required to pay any insurance premiums solely with respect to such terrorism coverage in excess of an amount equal to two times the amount of the insurance premiums that would then be payable for such policy period under policies obtained at then-current market rates on a stand-alone basis in respect of property and business income insurance required under the Sheraton Denver Downtown Fee Loan documents (the “Terrorism Insurance Cap”); provided, however, that if at any time during the term of the Sheraton Denver Downtown Fee Loan the insurance premiums with respect to such required terrorism coverage exceeds the Terrorism Insurance Cap, the borrower must promptly notify the lender in writing and the lender may elect to contribute all or part of the amount of such insurance premiums in excess of the Terrorism Insurance Cap. Notwithstanding the foregoing, if the Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) is in effect and covers both domestic and foreign acts of terrorism, the lender will accept terrorism insurance which covers against “certified acts” as defined by TRIPRA as full compliance with this paragraph as it relates to risks that are required under this paragraph. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

THE TENANT IS A PARTY TO A MANAGEMENT CONTRACT WITH SHERATON LICENSE OPERATING COMPANY, LLC (THE “OPERATOR”) THAT ENABLES IT TO OPERATE A HOTEL USING CERTAIN TRADEMARKS. NEITHER THE OPERATOR NOR ITS AFFILIATES OWN SUCH HOTEL OR ARE PARTY TO THE FINANCING OF THE SHERATON DENVER DOWNTOWN FEE PROPERTY OR PARTICIPANTS IN THIS OFFERING AND HAVE NOT PROVIDED OR REVIEWED, ARE NOT RESPONSIBLE FOR, AND DO NOT ENDORSE ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

51

Austin Block 21

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

Austin Block 21

Round Rock
Cedar Park
Pflugerville
Jollyville
Manor
Austin
AUSTIN-BERGSTROM INTERNATIONAL AIRPORT
CAPITOL DISTRICT
John H. Reagan Bldg
Texas Capitol
Dell Medical Center (Future)
Waterloo Park
E 12TH ST
401 East 12th Street
State Insurance Building
La Quinta Inn
Texas Association of Broadcasters
NORTHEAST
Sheraton Austin Hotel
Greer State Highway Building
Rudder Building
1011 San Jacinto
State Treasury
1005
Teachers Retirement System of Texas
W 10TH ST
E 10TH ST
908 Nueces Condominiums Planned
Wooldridge Park
Hirschfeld Cottages
Travis Building
Capitol Center
Capitol Tower
Homer J. Thornberry Judicial Building
First Baptist Church
Waller Creek Center
RED RIVER DISTRICT
Aspen Heights Apartments U/C
816 Congress
One Brazos Place
Vaughan Bldg
814
Central Presbyterian Church
J.J. Jake Pickle Federal Building
JPMorgan Chase Tower
Brown Bldg
Norwood Tower
New UT System Admin. Bldg. U/C
Paramount & State Theater
InterContinental Hotel
Omni Hotel
Austin Centre
St David's Episcopal Church
Salvation Army
Austin Police Department
UT System Block 71 Planned
300 West Sixth
O. Henry Hall
One American Center
The Hideout Theatre
Hyatt Driskill Hotel
Southwest Tower
EAST 6TH STREET ENTERTAINMENT DISTRICT
WEST 6TH STREET ENTERTAINMENT DISTRICT
Block 52 Planned
Lavaca Plaza
Chase Tower
The Scarbrough Building
BofA Bldg
Littlefield Bldg
The Westin
The Sabine on Fifth
Hilton Garden Inn Hotel
La Zona Rosa
Federal Courthouse
Republic Square Park
The Plaza on Republic Square
5th & Colorado
Pangea
Mexic-Arte Museum Planned
Frost Bank Tower
Courtyard Austin Downtown/ Convention Center
Hilton Austin Hotel
Austin Block 21
200 and 212 Lavaca Street
Austin, TX 78701
The Independent
New Travis County Civil & Family Courthouse Planned
Heatley Building
301 Congress
Austin Convention Center
Austin Energy Seaholm Planned
WAREHOUSE DISTRICT
AMLI on Second
500 W. 2nd Street U/C
AMLI Downtown
Google Fiber Space
JW Marriott Austin
Hampton Inn & Suites
2ND STREET CORRIDOR
New Central Library U/C
Greenwater Northshore
Silicon Laboratories
Austin City Hall
Computer Sciences Corporation
Ashton
100 Congress
One Congress Plaza
Austin International Center
The Fairmont Austin Hotel
W CESAR CHAVEZ ST
E CESAR CHAVEZ ST
Radisson Hotel
San Jacinto Center
Trinity Place Tower Planned
Waller Park Place Planned
Four Seasons Hotel
The Millennium Rainey U/C
Lady Bird Lake
RAINEY STREET
Town Lake Park, Auditorium Shores U/C
Hyatt Regency
70 Rainey Street Planned
Palmer Events Center
The Long Center for the Performing Arts
422 (Broadstone) U/C
Austin American Statesman
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

53

Austin Block 21

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance(3)	$109,898,450
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(2)	$405.20
Size (SF) (1)	369,842	Percentage of Initial Pool Balance	9.5%
Total TTM Occupancy as of 11/30/2015(1)	81.6%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 11/30/2015(1)	81.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	2010-2011 / NAP	Mortgage Rate	5.58000%
Appraised Value	$239,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$64,578,445
Underwritten Expenses	$47,259,417	Escrows
Underwritten Net Operating Income (NOI)	$17,319,028	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,551,170	Taxes	$353,261	$353,261
Cut-off Date LTV Ratio(2)	62.7%	Insurance	$144,502	$24,084
Maturity Date LTV Ratio(2)	52.6%	Replacement Reserves(4)	$0	$2,240
DSCR Based on Underwritten NOI / NCF(2)	1.68x / 1.51x	TI/LC	$0	$4,720
Debt Yield Based on Underwritten NOI / NCF(2)	11.6% / 10.4%	Other(5)	$67,787	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$150,000,000	100.0%	Loan Payoff	$129,850,554	86.6%
Principal Equity Distribution	14,178,929	9.5
Closing Costs	5,404,967	3.6
Reserves	565,550	0.4

Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%

(1)	The Austin Block 21 Property is a 37-story, 369,842 SF mixed use development consisting of a 251-room (226,442 SF) hotel component that was 81.6% occupied as of November 30, 2015, an 86,757 SF music venue component with a 2,750-person capacity and a 56,643 SF retail/office component that was 99.6% leased as of January 5, 2016. One tenant, ACL Showcase Venue (4,531 SF of the retail/office component), is an affiliate of the borrower and has an executed lease for ground floor retail space (which is expected to be used as a smaller, approximately 350 person capacity venue) and is expected to take occupancy and begin paying rent in March 2016. We cannot assure you that the ACL Showcase Venue ground floor retail space tenant will take occupancy as expected or at all.

(2)	Calculated based on the aggregate outstanding principal balance of the Austin Block 21 Loan Combination.

(3)	The Cut-off Date Principal Balance of $109,898,450 represents the controlling note A-1 of a $150,000,000 loan combination evidenced by two pari passu notes. The non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $39,963,073, is expected to be contributed to one or more future securitization transactions.

(4)	Noted amount is cumulative amount to be deposited in separate reserves for the ACL Music Venue Component and the Retail/Office Component. See “—Escrows” below.

(5)	Other upfront reserve represents a gap rent reserve for the ACL Showcase Venue ground floor retail space tenant. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Austin Block 21 Loan”) is part of a loan combination structure (the “Austin Block 21 Loan Combination”) comprised of two pari passu notes that are collectively secured by a first mortgage encumbering the borrower’s fee simple interest in a mixed use property located in Austin, Texas (the ”Austin Block 21 Property”). The Austin Block 21 Loan (evidenced by note A-1) has an outstanding principal balance as of the Cut-off Date of $109,898,450 and represents approximately 9.5% of the Initial Pool Balance. The related companion loan (the “Austin Block 21 Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $39,963,073 and is evidenced by note A-2, which represents a non-controlling interest in the Austin Block 21 Loan Combination. The Austin Block 21 Companion Loan is currently held by Goldman Sachs Mortgage Company and is anticipated to be contributed to one or more future securitization transactions. The Austin Block 21 Loan Combination was originated by Goldman Sachs Mortgage Company on January 5, 2016. The Austin Block 21 Loan Combination has an original principal balance of $150,000,000 and each note has an interest rate of 5.58000% per annum. The borrower utilized the proceeds of the Austin Block 21 Loan to refinance existing debt on the Austin Block 21 Property, fund reserves, pay loan origination costs and return equity to the borrower sponsor.

The Austin Block 21 Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Austin Block 21 Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Austin Block 21 Loan is the due date in January 2026. Voluntary prepayment of the Austin Block 21 Loan is prohibited prior to the due date in October 2025. Provided that no event of default under the Austin Block 21 Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Austin Block 21 Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Austin Block 21 Loan Combination is deposited.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

Austin Block 21

■	The Mortgaged Property. The Austin Block 21 Property is a 37-story, 369,842 SF mixed-use development located in Austin, Texas. The Austin Block 21 Property consists of the 251-room, 226,442 SF, W Austin Hotel (the “W Austin Hotel Component”), an 86,757 SF live music, entertainment and private event venue (the “ACL Music Venue Component”), and a 56,643 SF retail and office space (the “Retail/Office Component”). Developed by the borrower sponsor and opened between 2010 and 2011, the Austin Block 21 Property is located at the intersection of 2nd Street and Lavaca Street in downtown Austin, Texas. The largest portion of the collateral consists of the 251-room W Austin Hotel Component. There are additionally 159 residential condominiums (under the W Residences brand) located on floors 18-37 of the development which are owned by third parties and are not included in the 369,842 SF collateral for the Austin Block 21 Loan Combination.

The 251-room, 226,442 SF, W Austin Hotel Component (excluding the residential condominiums that are not part of the collateral) represents approximately 68% of the appraised value of the Austin Block 21 Property. The 86,757 SF ACL Music Venue Component is a 2,750-person capacity integrated music and private events venue and special events facility that hosts the PBS television show “Austin City Limits,” as well as hundreds of artists and private events annually. The borrower is permitted to use the “Austin City Limits” and “ACL” trademarks, pursuant to a licensing agreement with Capital of Texas Public Telecommunications Council, a Texas nonprofit corporation, entered into in July 2010 with an initial 10-year term and extension options. The ACL Music Venue Component represents approximately 19.5% of the appraised value of the Austin Block 21 Property. The Retail/Office Component consists of 18,327 SF of ground floor retail space (98.9% leased) and 38,316 SF of 2nd and 3rd floor office space (100.0% leased). The ACL Showcase Venue ground floor retail space, which comprises 4,531 SF of the Retail/Office Component, is leased by an affiliate of the borrower, and expected to be used as a smaller, approximately 350-person capacity venue beginning in March 2016. The Retail/Office Component represents approximately 12.5% of the appraised value of the Austin Block 21 Property.

■	Operating Agreement. The W Austin Hotel Component is managed pursuant to a hotel operating agreement, as amended, between the borrower, formerly known as CJUF II Stratus Block 21 LLC, an indirect, wholly owned subsidiary of the non-recourse carveout guarantor, Stratus Properties Inc. and W Hotel Management Inc., an affiliate of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) (the “Operating Agreement”). Pursuant to a subordination non-disturbance and attornment agreement, the Operating Agreement is subordinate to the Austin Block 21 Loan. Upon foreclosure, provided that Starwood is then in default under the Operating Agreement, the lender may terminate the Operating Agreement.

The following table presents certain information relating to the 2015 demand analysis with respect to the W Austin Hotel Component of the Austin Block 21 Property based on market segmentation, as provided in the appraisal for the Austin Block 21 Property:

2015 Accommodated Room Night Demand(1)

	Meeting and Group	Leisure and Business
W Austin Hotel Component	28.0%	72.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the W Austin Hotel Component of the Austin Block 21 Property and various market segments, as provided in a November 2015 travel research report for the W Austin Hotel Component:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM November 2015	99.3%	122.1%	121.2%
TTM November 2014	99.2%	127.9%	126.9%
TTM November 2013	101.0%	121.8%	123.0%

(1)	Source: November 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

Austin Block 21

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the W Austin Hotel Component:

W Hotel Austin(1)

	2013	2014	TTM 11/30/2015
Occupancy	83.1%	82.9%	81.6%
ADR	$313.00	$351.56	$346.81
RevPAR	$260.12	$291.49	$282.95

(1)	As provided by the borrower and represents averages for the indicated periods.

The following table presents certain information relating to the major commercial tenants (of which certain tenants may have co-tenancy provisions) at the Austin Block 21 Property based on initial lease expiration dates:

Largest Tenants Based on Underwritten Commercial Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
M. Arthur Gensler & Associates	NR / NR / NR	14,667	25.9%	$520,679	28.3%	$35.50	1/31/2019	NA	NA	2, 5-year options
Weisbart Springer, LLP(2)	NR / NR / NR	10,853	19.2	379,855	20.7	35.00	6/30/2024	NA	NA	1, 5-year option
Urban Outfitters	NR / NR / NR	9,931	17.5	305,875	16.6	30.80	1/31/2022	$374.29	12.1%	2, 5-year options
Stratus Properties Inc.	NR / NR / NR	8,993	15.9	302,345	16.4	33.62	4/30/2021	NA	NA	2, 5-year options
ACL Showcase Venue(3)	NR / NR / NR	4,531	8.0	203,895	11.1	45.00	3/1/2026	NA	NA	2, 5-year options
Starbucks	A / A2 / A-	2,455	4.3	87,766	4.8	35.75	2/28/2024	NA	NA	2, 5-year options
DEN Properties	NR / NR / NR	800	1.4	30,400	1.7	38.00	10/31/2022	NA	NA	1, 10-year option
Willie’s Roadhouse (Sirius XM)	NR / NR / NR	400	0.7	7,200	0.4	18.00	8/31/2017	NA	NA	5, 1-year options
Austin City Limits Backstage(4)	NR / NR / NR	3,803	6.7	0	0.0	0.00	MTM	NA	NA
Largest Tenants		56,433	99.6%	$1,838,014	100.0%	$32.57
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		210	0.4	0	0.0	0.00
Totals / Wtd. Avg. Tenants		56,643	100.0%	$1,838,014	100.0%	$32.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Weisbart Springer, LLP has a termination option that is exercisable as of October 1, 2020 with six months’ notice and the payment of the unamortized cost of tenant improvement allowances and leasing commissions. 3,621 SF is currently subleased to VertsKebap, Inc. at $25.50 per SF triple-net.

(3)	The ACL Showcase Venue is an affiliate of the borrower and has an executed lease for ground floor retail space (which is expected to be used as a smaller, approximately 350-person capacity venue) and is expected to take occupancy and begin paying rent in March 2016. We cannot assure you that the ACL Showcase Venue ground floor retail space tenant will take occupancy as expected or at all. A $67,787 gap rent reserve for the tenant was escrowed at origination.

(4)	The Austin City Limits Backstage space is used in conjunction with ACL Music Venue Component operations and only required to pay pro-rata share of operating expenses.

The following table presents certain information relating to the lease rollover schedule at the Austin Block 21 Property based on initial lease expiration dates:

Commercial Lease Expiration Schedule (1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	3,803	6.7%	6.7%	$0	0.0%	$0.00	1
2016	0	0.0	6.7%	0	0.0	0.00	0
2017	400	0.7	7.4%	7,200	0.4	18.00	1
2018	0	0.0	7.4%	0	0.0	0.00	0
2019	14,667	25.9	33.3%	520,679	28.3	35.50	1
2020	0	0.0	33.3%	0	0.0	0.00	0
2021	8,993	15.9	49.2%	302,345	16.4	33.62	1
2022	10,731	18.9	68.1%	336,275	18.3	31.34	2
2023	0	0.0	68.1%	0	0.0	0.00	0
2024	13,308	23.5	91.6%	467,621	25.4	35.14	2
2025	0	0.0	91.6%	0	0.0	0.00	0
2026	4,531	8.0	99.6%	203,895	11.1	45.00	1
2027 & Thereafter	0	0.0	99.6%	0	0.0	0.00	0
Vacant	210	0.4	100.0%	0	0	0.00	0
Total / Wtd. Avg.	56,643	100.0%		$1,838,014	100.0%	$32.57	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

56

Austin Block 21

The following table presents certain information relating to historical commercial occupancy at the Austin Block 21 Property:

Historical Leased %(1)

2013	2014	As of 1/5/2016
84.4%	85.7%	99.6%

(1)	As provided by the borrower and reflects average occupancy for the Retail/Office Component for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Austin Block 21 Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	TTM 11/30/2015	Underwritten	Underwritten $ per Room(3)
Rooms Revenue	$23,830,833	$26,704,516	$25,922,152	$25,922,152	$103,276
Food & Beverage Revenue	13,497,982	13,847,454	13,807,034	13,807,034	55,008
ACL Live Revenue(4)	14,859,585	18,474,489	19,492,344	19,492,344	77,659
Other Operating Departments Revenue(5)	2,233,888	2,351,060	2,377,587	2,377,587	9,472
Commercial Revenue(6) (7)	1,718,323	2,406,567	2,567,316	2,979,328	11,870
Total Revenue	$56,140,611	$63,784,086	$64,166,433	$64,578,445	$257,285

Rooms Expense	$4,631,524	$5,117,388	$4,863,841	$4,863,841	$19,378
Food & Beverage Expense	9,935,672	10,023,545	9,819,144	9,819,144	39,120
Other Operating Departments Expense	1,802,705	1,656,224	1,360,230	1,360,230	5,419
ACL Live Expense	12,372,208	14,312,795	15,121,523	15,121,523	60,245
Commercial Expense	794,445	1,058,559	1,001,224	1,159,460	4,619
Total Departmental Expense	$29,536,554	$32,168,511	$32,165,962	$32,324,198	$128,782
Total Undistributed Expense	9,909,512	10,855,533	11,032,553	11,032,553	43,954
Total Fixed Expense	3,102,591	3,140,713	3,885,699	3,902,666	15,548
Total Operating Expenses	$42,548,657	$46,164,757	$47,084,214	$47,259,417	$188,285

Net Operating Income	$13,591,954	$17,619,329	$17,082,219	$17,319,028	$69,000
FF&E Reserve(8)	1,677,721	1,811,334	1,779,484	1,767,859	7,043
Net Cash Flow	$11,914,233	$15,807,994	$15,302,735	$15,551,170	$61,957

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Increase in net cash flow between 2013 and 2014 is due to stabilization of the ACL Music Venue Component and increase in RevPAR at the W Austin Hotel.

(3)	Underwritten $ per room does not account for the ACL Music Venue Component or the Retail/Office Component.

(4)	ACL Live Revenue consists of revenue generated by ACL Music Venue Component.

(5)	Other operating departments revenue includes miscellaneous revenues.

(6)	Commercial revenue consists of revenue generated by contractual leases in the Retail/Office Component.

(7)	Commercial revenue is based on in-place commercial leases with rent steps through August 2016.

(8)	Underwritten FF&E reserve consists of 4.0% of departmental W Austin Hotel Component revenues and underwritten capital expenditures for the ACL Music Venue Component and Retail/Office Component.

■	Appraisal. According to the appraisal, the Austin Block 21 Property had an “as-is” appraised value of $239,000,000 as of November 18, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated November 10, 2015, there are no recognized environmental conditions or recommendations for further action at the Austin Block 21 Property.

■	Market Overview and Competition. The Austin Block 21 Property is located in the Austin, Texas central business district submarket. The W Austin Hotel Component’s competitive set has an average occupancy of 82.2%, ADR of $284.11 and RevPAR of $233.53 as of the trailing 12-month period ended November 30, 2015 per the November 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the W Austin Hotel Component:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM November 2015 Occupancy	TTM November 2015 ADR	TTM November 2015 RevPAR
W Austin Hotel Component	251	2010	81.6%	$346.81	$282.95

Competitive Set
Omni Austin Hotel Downtown	392	1986	NAV	NAV	NAV
Hyatt Driskill Hotel	189	1886	NAV	NAV	NAV
Four Seasons Hotel Austin	291	1987	NAV	NAV	NAV
InterContinental Stephen F Austin Hotel	190	2000	NAV	NAV	NAV
Hotel San Jose	40	1999	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			82.2%	$284.11	$233.53

(1)	Source: November 2015 travel research report.

■	The Borrower. The borrower is Stratus Block 21, L.L.C., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Austin Block 21 Loan. The non-recourse carveout guarantor under the Austin Block 21 Loan is Stratus Properties Inc., an indirect owner of the borrower.

Stratus Properties Inc. is a real estate company, primarily engaged in the development and management of commercial, hotel, entertainment, and multi and single-family residential real estate properties. Stratus Properties Inc.’s portfolio includes master planned communities in Austin locations such as Barton Creek, Circle C, Lantana, and The Oaks at Lakeway.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of $353,261, (ii) an insurance reserve in the amount of $144,502 and (iii) a gap rent reserve for suite 1a (the ACL Showcase Venue ground floor retail space) of the Retail/Office Component in the amount of $67,787.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvements and leasing commissions reserve in the amount of $4,720, (iii) after an ACL Music Venue Trigger Event until the conclusion of any subsequent trailing 12-month period (as of the last day of any calendar quarter) an ACL Music Venue Trigger Event ceases to exist, a reserve in an amount equal to $350,000 capped at $4,000,000, (iv) a capital expenditure reserve in connection with the Retail/Office Component in an amount equal to $944, (v) a capital expenditure reserve in connection with the ACL Music Venue Component in an amount equal to $1,296 and (vi) an FF&E reserve in an amount equal to the greater of (i) the monthly amount required by Starwood to be reserved pursuant to the Operating Agreement or (ii) one-twelfth of 4% of the revenues from the W Austin Hotel Component of the Austin Block 21 Property for the previous 12 month period as determined on the anniversary of the last day of the calendar month in which the origination date occurs.

Notwithstanding the foregoing, the borrower is not required to make a deposit into the FF&E reserve in order to reserve amounts in respect of capital expenditures made in connection with the W Austin Hotel Component to the extent the equivalent deposits have already been paid or are paid by the borrower directly to Starwood pursuant to the Operating Agreement, provided (i) the borrower provides the lender with satisfactory evidence that such amounts (which, as of the origination date, is required to be at least 4.0% of gross revenues of the W Austin Hotel Component) have been reserved in a Starwood controlled FF&E reserve account, (ii) the Operating Agreement is and will continue to be in full force and effect and will not be subject to any default beyond any applicable grace or notice and cure period by the borrower, and (iii) no material adverse change should, in the lender’s reasonable determination, have occurred with respect to Starwood such that the amounts reserved in respect of capital expenditures made in connection with the W Austin Hotel Component which the borrower is required to reserve pursuant to the Operating Agreement in the FF&E reserve account has, in the lender’s reasonable determination, been materially jeopardized. As of the end of 2015, funds totaling $3,441,616 have been deposited in the FF&E reserve account maintained by Starwood to be used in part towards a property improvement plan estimated to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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cost $4,200,000. Monthly deposits are required to be made into the FF&E reserve account maintained by Starwood in accordance with the Austin Block 21 Loan agreement.

An “ACL Music Venue Trigger Event” means any period commencing upon the net operating income attributable to the ACL Music Venue Component (as calculated under the Austin Block 21 Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below $2,100,000 and ending at the conclusion of any subsequent 12-month period ending on the last day of a fiscal quarter for which the net operating income attributable to the ACL Music Venue Component is greater than $2,100,000.

■	Lockbox and Cash Management. With respect to the W Austin Hotel Component, the Austin Block 21 Loan documents require all credit card receivables, cash revenues and all other money received by the borrower or Starwood to be deposited into one or more accounts established under the Operating Agreement controlled by Starwood, pledged to the lender and subject to an account control agreement (each, a “Manager Account”) or to a FF&E reserve account established under the Operating Agreement (the “Approved FF&E Account”), and in the name of the borrower (which account is pledged to the lender and subject to an account control agreement in favor of the lender) (or, if Starwood is terminated, all such credit card receivables, cash revenues and other amounts are required to be deposited into the lender-controlled lockbox account or cash management account until a replacement hotel operator has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the rights of the lender following the termination of Starwood or the occurrence of an event giving rise to the right of the borrower or the lender to terminate Starwood, Starwood is required to pay all costs and expenses incurred in connection with the operation of the W Austin Hotel Component, including, but not limited to, operating expenses and capital expenditures, and all other amounts required or permitted to be paid by Starwood in the performance of its duties and obligations with respect to the W Austin Hotel Component out of the Manager Accounts, the Approved FF&E Account and a zero-balance disbursement account. Unless (i) the Operating Agreement has been terminated or (ii)(a) the Austin Block 21 Loan has been accelerated following an event of default under the Austin Block 21 Loan documents and (b) Starwood is in default under the Operating Agreement, Starwood will have unrestricted access to the Manager Accounts and the Approved FF&E Account. After all payments have been made in connection with the operation of the W Austin Hotel Component, all excess funds are required to be delivered to the lockbox account.

With respect to the ACL Music Venue Component, the Austin Block 21 Loan documents require that all cash revenues received by the borrower or the operator of the ACL Music Venue Component (the tenant, which is a borrower affiliate) be deposited into an account maintained pursuant to the Austin Block 21 Loan documents, which only contains revenue derived from the operation of a music, entertainment and private event business at the ACL Music Venue Component (the “ACL Music Venue Account”) (which account is pledged to the lender and subject to an account control agreement in favor of the lender) or into an account maintained pursuant to the Austin Block 21 Loan documents, which only contains amounts relating to operating expenses at the ACL Music Venue Component (the “ACL Music Venue Settlement Account”) (which account is pledged to the lender and subject to an account control agreement in favor of the lender) (or, if the ACL Music Venue Component lease is terminated, all cash revenues are required to be deposited into the lockbox account or cash management account until a replacement ACL Music Venue Component lease has been entered into and an applicable ACL Music Venue Account and ACL Music Venue Settlement Account, as appropriate, have been established). Subject to the rights of the lender or borrower following the termination of the ACL Music Venue Component lease, the operator of the ACL Music Venue Component is permitted to pay all costs and expenses incurred in connection with the operation of the ACL Music Venue Component, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the operator in the performance of its duties and obligations with respect to the Austin Block 21 Property solely out of the ACL Music Venue Account or the ACL Music Venue Settlement Account and no other account. Unless (a) the ACL Music Venue Component lease has been terminated or (b) the Austin Block 21 Loan has been accelerated following an event of default under the Austin Block 21 Loan documents, the operator of the ACL Music Venue Component will have unrestricted access to the ACL Music Venue Account and the ACL Music Venue Settlement Account. After all operating expenses have been paid in relation to the ACL Music Venue Component, all excess funds, subject to certain funds which may be withheld by the operator are required to be delivered to the lockbox account as a rental payment pursuant to the ACL Music Venue Component lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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In connection with the origination of the Austin Block 21 Loan, the borrower established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrower will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept on each business day to a lender-controlled cash management account. The Austin Block 21 Loan documents require the borrower to deliver notices to the tenants (including the operator under the ACL Music Venue Component lease with respect to any payments to the borrower required under the ACL Music Venue Component lease) instructing them to remit all payments under the leases into the lockbox account. In addition, the borrower is required to cause all amounts otherwise required to be paid or remitted by the property manager to the borrower or by Starwood to the borrower pursuant to the Operating Agreement and all other cash revenues or other amounts received by the borrower, property manager or Starwood with respect to the Austin Block 21 Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Austin Block 21 Property are paid directly to the borrower, the property manager or Starwood, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within one business day following receipt, except for such other amounts that are required to be deposited into the Manager Accounts, disbursement account or the FF&E reserve account pursuant to the Operating Agreement or the ACL Music Venue Account or the ACL Music Venue Settlement Account pursuant to the ACL Music Venue Component lease.

Provided that no Austin Block 21 Trigger Period or event of default under the Austin Block 21 Loan is continuing, at the end of each month (or less frequently at the borrower’s option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an operating account controlled by the borrower.

On each due date during an Austin Block 21 Trigger Period or, at the lender’s discretion, during an event of default under the Austin Block 21 Loan, the Austin Block 21 Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves and a deposit to borrower’s operating account for the payment of budgeted operating expenses, subject to the terms of the Austin Block 21 Loan documents be reserved in an excess cash flow account as additional collateral for the Austin Block 21 Loan.

An “Austin Block 21 Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Austin Block 21 Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is equal to or greater than 1.30x, (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that an Austin Block 21 Trigger Period pursuant to clause (i) is not ongoing, (iii) commencing upon the date the Austin Block 21 Property is not subject to an approved hotel operating agreement and ending when the Austin Block 21 Property is subject to a replacement approved hotel operating agreement and (iv) commencing when the borrower sponsor fails to maintain a net worth in excess of $125,000,000 excluding any assets attributable to the Austin Block 21 Property, or liquid assets in excess of $10,000,000 (excluding any funds that are held by the lender in one or more accounts and sub-accounts established pursuant to the Austin Block 21 Loan documents) and ending when such net worth and liquid assets thresholds are satisfied.

■	Property Management. The W Austin Hotel Component is managed by W Hotel Management, Inc., an affiliate of Starwood, pursuant to the Operating Agreement. The Retail/Office Component is managed by Peloton Real Estate Management Austin, LLC (“Peloton”), pursuant to a management agreement. Peloton is not affiliated with the borrower. The ACL Music Venue Component is managed and controlled by a borrower affiliate, Block 21 Service Company LLC (“Block 21”), pursuant to the ACL Music Venue Component lease. Under the related loan documents, the respective portions of the Austin Block 21 Property are required to remain managed by Starwood and Peloton, certain pre-approved management companies or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. With respect to the Retail/Office Component, the lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Austin Block 21 Loan Combination, (ii) upon the occurrence of a material default by the property manager, (iii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iv) if the property

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent. With respect to the W Austin Hotel Component, the lender has the right to replace Starwood with a hotel operator selected by the lender following any foreclosure, conveyance in lieu of foreclosure or other similar transaction if Starwood has then committed or suffered to exist an event of default pursuant to the hotel Operating Agreement which remains uncured for which the borrower, or a successor borrower, would have the right to terminate the Operating Agreement pursuant to the terms thereof. With respect to the ACL Music Venue Component, the lender may, in its sole discretion, terminate the ACL Music Venue Component lease following any foreclosure or conveyance in lieu of foreclosure regardless of whether the operator is in default or in compliance with the terms of the ACL Music Venue Component lease and without the payment of any termination fees.

Component	Manager	Borrower Affiliate?
W Austin Hotel Component	W Hotel Management Inc.	No
Retail/Office Component	Peloton Real Estate Management Austin, LLC	No
ACL Music Venue Component	Block 21 Service Company LLC	Yes

■	Release of Collateral. Provided no event of default under the Austin Block 21 Loan Combination is then continuing, at any time on or after the first due date following the earlier to occur of (i) the third anniversary of the origination date of the Austin Block 21 Loan Combination and (ii) the second anniversary of the closing date of the securitization into which the last piece of the Austin Block 21 Loan Combination is deposited, the borrower may obtain the release of (a) all of the Austin Block 21 Property or (b) the ACL Music Venue Component and/or the Retail/Office Component from the lien of the Austin Block 21 Loan documents.

With respect to a release, the borrower is required to satisfy certain conditions as set forth in the Austin Block 21 Loan documents, including among others: (i) delivery of defeasance collateral in an amount sufficient (x) to pay the interest and principal due on such payment dates in respect of the Austin Block 21 Loan Combination equal to the portion of the outstanding principal balance being defeased and (y) to repay the applicable portion of the outstanding principal balance of the Austin Block 21 Loan Combination on or after the first payment date in October 2025; (ii) delivery of a REMIC opinion; and (iii) delivery of a rating agency confirmation with respect to such defeasance. In addition to the requirements set forth in clauses (i) through (iii), with respect to a partial release in connection with the sale of the ACL Music Venue Component and/or the Retail/Office Component to an unaffiliated third party, the borrower may obtain the release of such properties, upon the satisfaction of certain conditions, including (x) the partial defeasance of the greater of (a) 80% of the net sales proceeds from the sale of the applicable portion of the property being defeased, and (b) 115% of the allocated loan amount of the applicable property being defeased, which is (a) $37,000,000 for the ACL Music Venue Component or (b) $20,000,000 for the Retail/Office Component and (y) after giving effect to the partial release, the debt service coverage ratio (as calculated under the Austin Block 21 Loan documents) for the remaining Austin Block 21 Property for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.51x and (b) the debt service coverage ratio immediately prior to the release.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Condominium Structure. The Austin Block 21 Property consists of two condominium regimes, one of which consists of private residences. The borrower has a 55.2278% aggregate percentage interest in the common elements of the first condominium, and the remaining 44.7722% aggregate percentage interest in the common elements of the first condominium is owned entirely by the owners of the private residences. The borrower has a 61.2195% aggregate percentage interest in the common elements of the second condominium, and the remaining 38.7805% aggregate percentage interest in the common elements of the second condominium is owned entirely by the owners of the private residences.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Austin Block 21 Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Austin Block 21 Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Austin Block 21 Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Austin Block 21 Property are separately allocated to the Austin Block 21 Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

64

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

65

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MICHIGAN
South Bend
INDIANA
Fort Wayne
OHIO
Indianapolis
Dayton
Huntertown
Leo-Cedarville
Dupont Hospital
Glenbrook Square
4201 Coldwater Road
Fort Wayne, IN 46805
Coldwater Crossing
Coliseum Shoppes
Indiana University-Purdue University Fort Wayne
Northwood Plaza
Maplewood Plaza
Chapel Ridge Shopping Center
Georgetown Square
Fort Wayne
University of St. Francis
Parkwest Shopping Center
Jefferson Pointe
Parkview Field
Covington Plaza
Lutheran Hospital of Indiana
New Haven
FORT WAYNE INTERNATIONAL AIRPORT
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information

Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Fort Wayne, Indiana	Cut-off Date Principal Balance(4)		$102,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)(2)		$161.10
Size (SF)(1)	1,005,604	Percentage of Initial Pool Balance		8.8%
Total Occupancy as of 8/31/2015	96.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2015	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1966 / 1998	Mortgage Rate		4.27150%
Appraised Value	$279,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$24,501,208
Underwritten Expenses	$8,630,225	Escrows(5)
Underwritten Net Operating Income (NOI)	$15,870,983		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,851,052	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	58.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	48.1%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.66x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.8% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$162,000,000	100.0%	Principal Equity Distribution (6)	$161,372,305	99.6%
			Closing Costs	627,695	0.4

Total Sources	$162,000,000	100.0%	Total Uses	$162,000,000	100.0%

(1)	Size (SF) does not include 221,000 SF for Sears which is not part of the collateral, and includes 2,166 SF of non-GLA kiosk and storage space.

(2)	Calculated based on the aggregate balance of the Glenbrook Square Loan Combination.

(3)	The Maturity Date LTV Ratio is calculated utilizing the “prospective market value upon stabilization” appraised value of $286,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 49.3%. See “—Appraisal” below.

(4)	The Cut-off Date Principal Balance of $102,000,000 represents the non-controlling note A-2 of a $162,000,000 loan combination evidenced by two pari passu notes. The controlling note A-1, with a principal balance as of the Cut-off Date of $60,000,000, was contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) securitization transaction.

(5)	See “—Escrows” below.

(6)	The prior debt on the Glenbrook Square Property was paid off in March 2015.

■	The Mortgage Loan. The mortgage loan (the “Glenbrook Square Loan”) is part of a loan combination structure (the “Glenbrook Square Loan Combination”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Fort Wayne, Indiana (the “Glenbrook Square Property”). The Glenbrook Square Loan (evidenced by note A-2) has an outstanding balance as of the Cut-off Date of $102,000,000 and represents approximately 8.8% of the Initial Pool Balance. The related companion loan (the “Glenbrook Square Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $60,000,000 and is evidenced by note A-1, which represents the controlling interest in the Glenbrook Square Loan Combination and was contributed to the GSMS 2015-GS1 securitization transaction. The Glenbrook Square Loan Combination was originated by Goldman Sachs Mortgage Company on October 20, 2015. The Glenbrook Square Loan Combination has an original principal balance of $162,000,000 and each note has an interest rate of 4.27150% per annum. The borrower utilized the proceeds of the Glenbrook Square Loan Combination to return equity to the borrower sponsor and pay loan origination costs.

The Glenbrook Square Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Glenbrook Square Loan requires interest only payments on each due date through and including the due date in November 2017 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Glenbrook Square Loan is the due date in November 2025. Voluntary prepayment of the Glenbrook Square Loan is prohibited prior to August 6, 2025. Provided no event of default under the Glenbrook Square Loan documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, the Glenbrook Square Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Glenbrook Square Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Glenbrook Square Property is approximately 1,005,604 SF of an approximately 1,226,604 SF super-regional mall located in Fort Wayne, Indiana. Fort Wayne is located in northeastern Indiana. The Glenbrook Square Property is approximately two miles north of the Fort Wayne business district and approximately one mile west of the Indiana University-Purdue University Fort Wayne campus. The Glenbrook Square Property was constructed in 1966 and was renovated in 1998. The Glenbrook Square Property includes tenants such as Macy’s, JCPenney, Carson’s, Victoria’s Secret, Forever 21 and H&M. Sears (221,000 SF) is not part of the collateral. The Glenbrook Square Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januaries) sales of approximately $427 per SF and an occupancy cost of 14.9% as of July 31, 2015. As of August 31, 2015, the Total Occupancy was 96.4% and Owned Occupancy was 95.6%.

The following table presents certain information relating to the anchor tenants (of which certain tenants may have co-tenancy provisions) at the Glenbrook Square Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Anchors
Macy’s	NR / Baa2 / BBB+	242,199	19.7%	Yes	$549,525	$2.27	1/31/2027	$140	1.2%	2, 15-year options
Sears	C / Caa3 / CCC+	221,000	18.0	No	0	$0.00	NA	NA	NA	NA
JCPenney	NR / NR / CCC+	191,671	15.6	Yes	949,811	$4.96	5/31/2018	$100	4.6%	5, 5-year options
Carson’s	NR / NR / NR	122,000	9.9	Yes	1,005,522	$8.24	1/31/2029	$74	11.1%	4, 5-year options
Total Anchors		776,870	63.3%		$2,504,858	$3.22

Jr. Anchors
Barnes & Noble	NR / NR / NR	26,889	2.2%	Yes	$350,000	$13.02	1/31/2018	$184	7.1%	2, 5-year options
H&M	NR / NR / NR	18,000	1.5	Yes	153,108	$8.51	1/31/2016	$170	5.0%	NA
Shoe Dept. Encore	NR / NR / NR	13,849	1.1	Yes	212,455	$15.34	3/31/2025	$90	14.4%	1, 5-year option
MC Sports	NR / NR / NR	12,701	1.0	Yes	138,048	$10.87	7/31/2020	$102	8.1%	NA
Victoria’s Secret	NR / NR / NR	12,079	1.0	Yes	824,658	$68.27	1/31/2017	$642	10.2%	NA
Forever 21	NR / NR / NR	11,900	1.0	Yes	684,439	$57.52	10/31/2016	$211	25.8%	NA
Total Jr. Anchors		95,418	7.8%		$2,362,709	$24.76

Occupied In-line		293,523	23.9%		$16,735,506	$57.02
Occupied Kiosk		0	0.0		$0	$0.00
Occupied Storage		0	0.0		$0	$0.00
Occupied Other		16,962	1.4		$647,361	$38.17
Vacant Spaces		43,831	3.6		$0	$0.00
Total Owned SF		1,005,604	82.0%
Total SF		1,226,604	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales for Carson’s are for the trailing 12-months ending January 31, 2015, sales for JCPenney are for the trailing 12-months ending February 28, 2015 and sales for Macy’s are for the trailing 12-months ending July 31, 2015. Tenant Sales per SF are calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the August 31, 2015 rent roll.

(3)	Occupancy Cost is calculated as the ratio of the sum of base rent, CAM, real estate taxes and insurance reimbursements over total sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Glenbrook Square Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Carson’s	NR / NR / NR	122,000	12.1%	$750,300	5.2%	$6.15	1/31/2029	$74	11.1%	4, 5-year options
JCPenney	NR / NR / CCC+	191,671	19.1	678,723	4.7	3.54	5/31/2018	$100	4.6%	5, 5-year options
Forever 21	NR / NR / NR	11,900	1.2	648,739	4.5	54.52	10/31/2016	$211	25.8%	NA
Finish Line	NR / NR / NR	7,600	0.8	587,632	4.1	77.32	2/28/2018	$558	13.9%	NA
Express	NR / NR / NR	8,057	0.8	435,320	3.0	54.03	1/31/2021	$225	24.0%	NA
Champs Sports	NR / NR / NR	6,463	0.6	412,727	2.9	63.86	1/31/2025	$473	16.1%	NA
Foot Locker/House of Hoops	NR / Ba1 / BB+	5,054	0.5	392,089	2.7	77.58	8/31/2023	$638	14.0%	NA
Barnes & Noble	NR / NR / NR	26,889	2.7	350,000	2.4	13.02	1/31/2018	$184	7.1%	2, 5-year options
Red Robin Gourmet Burgers	NR / NR / NR	6,899	0.7	321,399	2.2	46.59	3/31/2025	$529	10.6%	NA
Rogers & Hollands Jewelers	NR / NR / NR	2,039	0.2	300,000	2.1	147.13	1/31/2019	$1,305	14.4%	NA
Ten Largest Owned Tenants		388,572	38.6%	$4,876,929	33.7%	$12.55
Remaining Owned Tenants(4)		573,201	57.0	9,588,765	66.3	18.37
Vacant Spaces (Owned Space)		43,831	4.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants(4)		1,005,604	100.0%	$14,465,693	100.0%	$15.88

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales for Carson’s are for the trailing 12-months ending January 31, 2015, sales for JCPenney are for the trailing 12-months ending February 28, 2015 and sales for Macy’s are for the trailing 12-months ending July 31, 2015. Tenant Sales per SF are calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the August 31, 2015 rent roll.

(3)	Occupancy Cost is calculated as the ratio of the sum of base rent, CAM, real estate taxes and insurance reimbursements over total sales.

(4)	UW base rent per SF for remaining owned tenants and total / wtd. avg. all owned tenants excludes 51,087 SF of temporary in line space, who do not pay base rent.

The following table presents certain information relating to the lease rollover schedule at the Glenbrook Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# Expiring Tenants
MTM	51,2258	5.1%	5.1%	$33,700	0.2%	$244.20	26
2016	67,262	6.7	11.8%	2,053,313	14.2	30.53	14
2017	68,149	6.8	18.6%	2,696,048	18.6	39.56	23
2018	258,029	25.7	44.2%	2,951,956	20.4	11.44	15
2019	19,224	1.9	46.1%	794,941	5.5	41.35	6
2020	18,210	1.8	47.9%	562,812	3.9	30.91	4
2021	17,179	1.7	49.6%	939,265	6.5	54.68	8
2022	7,357	0.7	50.4%	207,729	1.4	28.24	2
2023	23,947	2.4	52.8%	1,075,475	7.4	44.91	7
2024	18,542	1.8	54.6%	695,898	4.8	37.53	6
2025	42,393	4.2	58.8%	1,367,066	9.5	32.25	9
2026 & Thereafter	370,256	36.8	95.6%	1,087,490	7.5	2.94	3
Vacant	43,831	4.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,005,604	100.0%		$14,465,693	100.0%	$15.88	123

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

(2)	MTM and total / wtd. avg includes 51,087 SF of temporary in-line space, for which $1,717,444 rent is included in other rental revenue in the Cash Flow Analysis table. The remaining 138 SF is related to an ATM.

The following table presents certain information relating to historical leasing at the Glenbrook Square Property:

Historical Leased %(1)

	2013	2014
Owned Space	97.9%	96.5%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year. Includes signed not open tenants, and excludes non-GLA kiosk and storage space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Glenbrook Square Property:

Cash Flow Analysis(1)(2)

	2013	2014	TTM 8/31/2015	Underwritten(3)	Underwritten $ per SF
Base Rent	$13,782,878	$14,408,362	$14,270,756	$14,465,693	$14.39
Overage Rent	418,291	412,548	369,762	213,666	0.21
Other Rental Revenue(4)	1,811,341	1,755,861	1,728,645	1,717,444	1.71
Gross Up Vacancy	0	0	0	2,554,737	2.54
Total Rent	$16,012,509	$16,576,772	$16,369,163	$18,951,541	$18.85
Total Reimbursable	6,381,062	7,870,854	7,794,222	7,571,074	7.53
Other Income	458,644	594,686	870,533	533,331	0.53
Vacancy & Credit Loss	43,898	27,853	76,544	(2,554,737)	(2.54)
Effective Gross Income	$22,896,113	$25,070,164	$25,110,462	$24,501,208	$24.36

Total Operating Expenses(5)	$6,815,682	$8,373,167	$7,989,907	$8,630,225	$8.58

Net Operating Income	$16,080,431	$16,696,997	$17,120,555	$15,870,983	$15.78
TI/LC	0	0	0	748,418	0.74
Capital Expenditures	0	0	0	271,513	0.27
Net Cash Flow	$16,080,431	$16,696,997	$17,120,555	$14,851,052	$14.77

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical financials include prior year adjustments related to real estate tax expense, real estate tax reimbursement as well as nonrecurring charges related to lease termination income and insurance loss, among other prior year adjustments and one-time adjustments. If the non-recurring charges were excluded and the prior year charges had been adjusted to reflect the year in which they applied, the cash flow line items would be as follows: Total Reimbursable of $7,284,396, $7,897,758 and $7,837,546 for 2013, 2014 and TTM 8/31/2015, respectively; Other Income of $494,058 and $540,707 for 2014 and TTM 8/31/2015, respectively; and total operating expenses of $9,069,366, $8,771,199 and $7,964,791 for 2013, 2014 and TTM 8/31/2015, respectively.

(3)	Underwritten cash flow based on the August 31, 2015 rent roll with rent steps through December 31, 2016.

(4)	Inclusive of kiosk, temporary tenant, specialty leasing and other miscellaneous income.

(5)	The Glenbrook Square Property is self-managed and no management fee was recorded historically. The underwritten cash flows include a pro forma historical and underwritten management fee of 2.0% based on the conclusion of the appraisal.

■	Appraisal. According to the appraisal, the Glenbrook Square Property had an “as-is” appraised value of $279,000,000 as of September 25, 2015 and a “prospective market value upon stabilization” appraised value of $286,000,000 as of October 1, 2016, after lease up of the Glenbrook Square Property to a 98.7% average occupancy for the year ending September 2017.

■	Environmental Matters. According to a Phase I environmental report, dated October 6, 2015, there are no recognized environmental conditions or recommendations for further action at the Glenbrook Square Property other than (i) a recommendation for the closure of a heating oil underground storage tank located at the Glenbrook Square Property and (ii) a recommendation for a lead-based paint and lead-containing paint materials operations and maintenance plan.

■	Market Overview and Competition. The Glenbrook Square Property is located approximately two miles north of the Fort Wayne business district. The Glenbrook Square Property is surrounded by a community with an average household income of over $62,000 and a trade area population of over 300,000 in the 10-mile radius trade area defined by the appraisal. The Glenbrook Square Property has good regional access, with I-69 accessible approximately one mile to the northwest via Lima Road. I-69 is the primary interstate serving the Fort Wayne area and extends southwest to connect with the Indianapolis MSA to the southwest and central Michigan to the north. The Indiana University-Purdue University Fort Wayne campus is located one mile east of the Glenbrook Square Property and drives demand in the region with a population of approximately 20,000 students. The Glenbrook Square Property is the primary asset in the local trade area and the local competition is limited to Jefferson Pointe, a Von Maur, Marshalls and IMAX anchored lifestyle center, located 4 miles away from the Glenbrook Square Property. The closest regional mall is Concord Mall which is located 54 miles away.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the Glenbrook Square Property:

Competitive Set(1)

	Glenbrook Square	Jefferson Pointe	Concord Mall	Lima Mall	Muncie Mall
Distance from Subject	-	4.2 miles	54.2 miles	56.5 miles	62.2 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	1966	2001	1972 1996	1965 1995	1970 1997
Total GLA	1,224,604	600,000	628,466	742,000	636,000
Total Occupancy	96.4%	80%	85%	95%	80%
Anchors & Jr. Anchors	Macy’s, Sears, JCPenney, Carson’s	Von Maur, Marshalls, Michaels, Old Navy, Bed Bath & Beyond, Barnes & Noble	JCPenney, Carson’s, Hobby Lobby	Macy’s, JCPenney, Sears, Elder-Beerman	Macy’s, JCPenney, Sears, Carson’s

(1)	Source: Appraisal.

■	The Borrower. The borrower is GGP-Glenbrook L.L.C., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Glenbrook Square Loan. The non-recourse carveout guarantor under the Glenbrook Square Loan is GGP Limited Partnership, an indirect owner of the borrower.

■	Escrows. On the origination date, no reserves were funded. On each due date during the continuance of a Glenbrook Square Trigger Period, the Glenbrook Square Loan documents require (i) a tax and insurance reserve deposit in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes to be made directly by a third party), provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default or the borrower has failed to deliver satisfactory evidence to the lender when and as required, (ii) a tenant improvements and leasing commissions reserve deposit equal to $36,043, capped at $432,511 and (iii) a capital expenditure reserve deposit equal to $9,011, capped at $108,128.

A “Glenbrook Square Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Glenbrook Square Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x and ending at the conclusion of a fiscal quarter for which the debt service coverage ratio is greater than or equal to 1.25x and (ii) during the continuance of an event of default under the Glenbrook Square Loan, but prior to the occurrence of foreclosure proceedings, the exercise of a power of sale or proceedings for the appointment of a receiver, or any judicial action in respect of the Glenbrook Square Loan initiated by the lender and ending upon the affirmative written waiver of the event of default under the Glenbrook Square Loan by the lender.

■	Lockbox and Cash Management. The Glenbrook Square Loan is structured with a hard lockbox and springing cash management. The Glenbrook Square Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, that all credit card receivables be remitted directly into the lockbox account and that all cash revenues relating to the Glenbrook Square Property and all other money received by the borrower or the property manager with respect to the Glenbrook Square Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the third business day following receipt. For so long as no Glenbrook Square Trigger Period or event of default under the Glenbrook Square Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Glenbrook Square Trigger Period or event of default under the Glenbrook Square Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a weekly basis. On each due date during the continuance of a Glenbrook Square Trigger Period or, at the lender’s discretion, during an event of default under the Glenbrook Square Loan, the Glenbrook Square Loan documents require that all amounts on deposit in the cash

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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management account after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account.

■	Property Management. The Glenbrook Square Property is currently self-managed by the borrower. Under the Glenbrook Square Loan documents, the Glenbrook Square Property is required to either (i) remain self-managed by the borrower (if and so long as General Growth Properties, Inc. owns no less than 35% interest in the borrower) or (ii) be managed by General Growth Management, Inc., General Growth Services, Inc., any affiliate of General Growth Properties, Inc. or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. To the extent that the Glenbrook Square Property is not self-managed, the lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Glenbrook Square Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy. In addition, in the event that the Glenbrook Square Property is self-managed, during the continuance of a monetary or other material event of default under the Glenbrook Square Loan, the lender has the right to require that the borrower terminate any agreement between the borrower and an affiliate of the borrower.

■	Release, Substitution and Addition of Collateral. The borrower may (a) obtain the release of certain vacant, non-income producing and unimproved parcels (unless any such requirement is waived by the lender or the applicable rating agencies) in connection with the conveyance of such parcels to one or more third parties that are not owned or controlled by the borrower, without the payment of a release price, (b) substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, and (c) acquire certain parcels of land to be added to the Glenbrook Square Property, in each case subject to certain conditions set forth in the loan agreement including that (i) no event of default is continuing under the Glenbrook Square Loan, (ii) a determination is made that certain REMIC requirements will be met and (iii) delivery of a rating agency confirmation.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Glenbrook Square Property (plus business interruption coverage from the period from the date of any casualty to the date that the Glenbrook Square Property is repaired or replaced and operations are resumed (regardless of the length of such period) plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Glenbrook Square Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance will not have a deductible in excess of 3% of the total insurable value of the Glenbrook Square Property. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Glenbrook Square Property are separately allocated to the Glenbrook Square Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Westin Boston Waterfront
Boston
Medford
Malden
Everett
Chelsea
Somerville
Cambridge
Charles River
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance(3)		$54,789,561
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$257,522.87
Size (Rooms)	793	Percentage of Initial Pool Balance		4.7%
Total TTM Occupancy as of 9/30/2015	76.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2015	76.1%	Type of Security	Leasehold
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate		4.35800%
Appraised Value	$345,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$91,507,426
Underwritten Expenses	$65,021,727
Underwritten Net Operating Income (NOI)	$26,485,700	Escrows
Underwritten Net Cash Flow (NCF)	$22,951,418		Upfront	Monthly
Cut-off Date LTV Ratio(1)	59.2%	Taxes	$0	$0
Maturity Date LTV Ratio(1)(2)	44.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.16x / 1.87x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.0% / 11.2%	Other(4)	$3,800,000	$62,500

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$205,000,000	100.0%	Principal Equity Distribution	$200,116,189	97.6%
			Reserves	3,800,000	1.9
			Closing Costs	1,083,811	0.5

Total Sources	$205,000,000	100.0%	Total Uses	$205,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Westin Boston Waterfront Loan Combination.

(2)	The Maturity Date LTV is calculated utilizing the “as stabilized” appraised value of $368,000,000. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value is 47.8%. See “—Appraisal” below.

(3)	The Cut-off Date Principal Balance of $54,789,561 represents the non-controlling note A-3 of a $205,000,000 loan combination evidenced by three pari passu notes. The controlling note A-1, with an aggregate principal balance as of the Cut-off Date of $69,732,169 was contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) securitization transaction, and the non-controlling note A-2, with an aggregate principal balance as of the Cut-off Date of $79,693,907 was contributed to Citigroup Commercial Mortgage Trust 2015-GC35, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35 (“CGCMT 2015-GC35”) securitization transaction.

(4)	Other reserve represents $3,000,000 for plaza repairs, an upfront $500,000 initial base ground lease reserve ($62,500 monthly) and an upfront $300,000 deferred maintenance reserve. The $62,500 in monthly reserves for base ground rent do not include additional amounts based on percentage rent which the borrowers are required to begin escrowing in July 2016, will be added to the monthly ground lease amount, and which are subject to incremental increases during 10-year periods for the life of the ground lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Westin Boston Waterfront Loan”) is part of a loan combination structure (the “Westin Boston Waterfront Loan Combination”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrowers’ leasehold interest in a full service hotel property located in Boston, Massachusetts (the “Westin Boston Waterfront Property”). The Westin Boston Waterfront Loan (evidenced by note A-3), which represents a non-controlling interest in the Westin Boston Waterfront Loan Combination, has an outstanding principal balance as of the Cut-off Date of $54,789,561 and represents approximately 4.7% of the Initial Pool Balance. The related companion loans (the “Westin Boston Waterfront Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $149,426,076 and are evidenced by notes A-1 and A-2. Note A-1, which represents the controlling interest in the Westin Boston Waterfront Loan Combination, was contributed to the GSMS 2015-GS1 securitization transaction. Note A-2, which represents a non-controlling interest in the Westin Boston Waterfront Loan Combination was contributed to the CGCMT 2015-GC35 transaction. The Westin Boston Waterfront Loan Combination, was originated by Goldman Sachs Mortgage Company on October 27, 2015. The Westin Boston Waterfront Loan Combination has an original principal balance of $205,000,000 and each note has an interest rate of 4.35800% per annum. The borrowers utilized the proceeds of the Westin Boston Waterfront Loan to recapitalize the borrower sponsor, fund reserves and pay closing costs.

The Westin Boston Waterfront Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Westin Boston Waterfront Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Westin Boston Waterfront Loan is the due date in November 2025. Voluntary prepayment of the Westin Boston Waterfront Loan is prohibited prior to the due date in August 2025. Provided that no event of default under the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Westin Boston Waterfront Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Westin Boston Waterfront Property is a 793-room full-service hotel located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property was constructed in 2006 and is located at 425 Summer Street, between Avenue D and the Boston Convention & Exhibition Center. The Westin Boston Waterfront Property features approximately 89,000 SF of meeting space, five food and beverage outlets, a fitness center, business center, concierge and valet service. The hotel at the Westin Boston Waterfront Property is operated by an affiliate of Starwood under a long-term management agreement. The borrowers’ interest in the Westin Boston Waterfront Property is pursuant to a ground lease with 84 years remaining.

The 1,090,200 SF Westin Boston Waterfront Property is located on a 4.18 acre parcel. The Westin Boston Waterfront Property is 16-stories with 4 subgrade levels.

The following table presents certain information relating to the 2014 demand analysis with respect to the Westin Boston Waterfront Property based on market segmentation, as provided in the appraisal for the Westin Boston Waterfront Property:

2014 Accommodated Room Night Demand (1)

Property	Meeting and Group	Leisure	Commercial
Westin Boston Waterfront	64.0%	17.0%	19.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Westin Boston Waterfront Property and various market segments, as provided in a September 2015 travel research report for the Westin Boston Waterfront Property:

Penetration Rates (1)

	Occupancy	ADR	RevPAR
TTM September 2015	94.9%	100.7%	95.5%
TTM September 2014	96.2%	100.7%	96.9%
TTM September 2013	94.7%	96.5%	91.4%

(1)	Source: September 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Westin Boston Waterfront Property:

Westin Boston Waterfront (1)

	2013	2014	TTM 9/30/2015
Occupancy	74.5%	75.3%	76.1%
ADR	$207.60	$231.05	$242.74
RevPAR	$154.60	$174.09	$184.65

(1)	As provided by the borrowers and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Westin Boston Waterfront Property:

Cash Flow Analysis (1)

	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$44,748,476	$50,390,242	$53,445,239	$53,445,239	$67,396
Food & Beverage Revenue	26,659,508	29,237,155	33,208,831	33,208,831	41,877
Net Retail Revenue	276,377	504,058	537,265	537,265	678
Parking Revenue	2,483,275	2,647,361	2,613,114	2,613,114	3,295
Other Operating Department Revenue(2)	1,090,003	935,182	499,212	499,212	630
Other Revenue	816,916	880,884	1,203,765	1,203,765	1,518
Total Revenue	$76,074,555	$84,594,882	$91,507,426	$91,507,426	$115,394

Room Expense	$12,910,008	$13,329,923	$14,006,433	$14,006,433	$17,663
Food & Beverage Expense	18,919,329	20,068,574	21,568,640	21,568,640	27,199
Other Operating Department Expense	667,821	673,597	268,386	268,386	338
Parking Expense	615,482	654,719	687,598	687,598	867
Total Departmental Expense	$33,112,640	$34,726,813	$36,531,057	$36,531,057	$46,067
Total Undistributed Expense	17,979,860	19,525,558	21,116,344	21,232,181	26,775
Total Fixed Expense	6,247,580	6,670,659	6,006,581	7,258,489	9,153
Total Operating Expenses	$57,340,080	$60,923,030	$63,653,982	$65,021,727	$81,995

Net Operating Income	$18,734,475	$23,671,852	$27,853,444	$26,485,700	$33,399
FF&E	2,932,592	3,257,738	3,524,445	3,534,282	4,457
Net Cash Flow	$15,801,883	$20,414,114	$24,328,999	$22,951,418	$28,943

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other operating department revenue includes miscellaneous revenues.

■	Appraisal. According to the appraisal, the Westin Boston Waterfront Property had an “as-is” appraised value of $345,000,000 as of October 16, 2015 and an “as stabilized” appraised value of $368,000,000 as of November 1, 2018 based on an assumed stabilized occupancy rate of 75.0%.

■	Environmental Matters. According to a Phase I environmental report, dated October 21, 2015, there are no recognized environmental conditions or recommendations for further action at the Westin Boston Waterfront Property.

■	Market Overview and Competition. The Westin Boston Waterfront Property is located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property’s competitive set has an average occupancy of 80.2%, ADR of $241.05, and RevPAR of $193.31 as of the trailing 12-month period ended September 30, 2015.

The following table presents certain information relating to the primary competition for the Westin Boston Waterfront Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM September 2015 Occupancy	TTM September 2015 ADR	TTM September 2015 RevPAR
Westin Boston Waterfront	793	2006	76.1%	$242.74	$184.65

Competitive Set
Hyatt Regency Boston	502	1985	NAV	NAV	NAV
The Seaport Hotel	428	1998	NAV	NAV	NAV
Renaissance Boston Waterfront Hotel	471	2008	NAV	NAV	NAV
Sheraton Hotel Boston	1220	1965	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			80.2%	$241.05	$193.31

(1)	Source: September 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrowers. The borrowers are DiamondRock Boston Owner, LLC and DiamondRock Boston Retail Owner, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Westin Boston Waterfront Loan. The non-recourse carveout guarantor under the Westin Boston Waterfront Loan is DiamondRock Hospitality Limited Partnership, a direct owner of the borrowers.

DiamondRock Hospitality Limited Partnership is a wholly owned indirect subsidiary of DiamondRock Hospitality Company, a lodging-focused, publicly traded real estate investment trust that owns a portfolio of 29 premium hotels and resorts containing approximately 11,000 rooms in the aggregate, concentrated in cities and resorts throughout North America and the U.S. Virgin Islands.

■	Escrows. On the origination date, the borrowers funded (i) a ground lease rent reserve in the amount of $500,000, (ii) a deferred maintenance reserve in the amount of $300,000 and (iii) a plaza reserve escrow in the amount of $3,000,000 in connection with remediation work related to water penetration issues at the plaza structure of the Westin Boston Waterfront Property and any related damage.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Westin Boston Waterfront Loan documents and there is no continuing event of default and (ii) a ground lease rent reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay ground rent over the then succeeding twelve-month period; provided, however, that reserve deposits for ground rents are not required to the extent (i) the property manager or the borrowers pay all ground rents as and when due and (ii) there is an amount reserved for ground rents in the basic carrying costs escrow account equal to or greater than the amount required to pay ground rent for one year (without taking into account any amounts therein for insurance premiums or taxes). Notwithstanding anything to the contrary the borrowers will not be required to reserve amounts in respect of taxes, ground rents and/or insurance premiums to the extent the property manager is reserving amounts in respect of such amounts pursuant to the terms of the management agreement and actually paying taxes, ground rents and insurance premiums in respect of the Westin Boston Waterfront Property prior to their becoming delinquent.

In addition, on each due date, the property manager will be required to fund into an FF&E reserve account established under the management agreement (the “Approved FF&E Account”), and in the name of the borrowers (which account is pledged to the lender and subject to account control agreements in favor of the lender) FF&E reserves with respect to the Westin Boston Waterfront Property in an amount equal to the greater of (i) the amount required to be reserved pursuant to the management agreement and (ii) an amount equal to 4% of the revenues from the hotel component of the Westin Boston Waterfront Property for the most recently ended calendar month (the “FF&E Funding Amount”). During the continuance of an FF&E Reserve Period, the borrowers are required to fund the FF&E Funding Amount into a lender-controlled FF&E reserve account.

A “FF&E Reserve Period” means a period commencing when the property manager fails to maintain and fund the Approved FF&E Account in an amount equal to the FF&E Funding Amount and such failure continues for five business days following the borrowers’ receipt of notice of such failure, and ending when the failure has been cured.

■	Lockbox and Cash Management. The Westin Boston Waterfront Loan documents require that all credit card receivables, cash revenues and all other money received by the borrowers, the Operating Lessee or property manager with respect to the hotel component of the Westin Boston Waterfront Property be deposited into an account established under the management agreement controlled by the property manager, pledged to the lender and subject to account control agreements (a “Manager Account”) or to the Approved FF&E Account (or, if the property manager is terminated, all such credit card receivables, cash revenues and other amounts are required to be deposited into the cash management account until a replacement property manager has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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rights of the lender following the termination of the property manager or the occurrence of an event of default under the Westin Boston Waterfront Loan documents giving rise to the right of the borrowers to terminate the property manager, the property manager is permitted to pay all costs and expenses incurred in connection with the operation of the Westin Boston Waterfront Property, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Westin Boston Waterfront Property out of the Manager Accounts or the Approved FF&E Account.

In connection with the origination of the Westin Boston Waterfront Loan, the borrowers established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrowers will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept daily to a lender-controlled cash management account. The Westin Boston Waterfront Loan documents require the borrowers to deliver notices to each tenant (including the parking services property manager) instructing them to remit all payments under the leases into the lockbox account. In addition, the borrowers are required to cause all amounts otherwise required to be paid or remitted by the property manager to the borrowers or the Operating Lessee pursuant to the management agreement and all other cash revenues or other amounts received by the borrowers or the Operating Lessees with respect to the Westin Boston Waterfront Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Westin Boston Waterfront Property are paid directly to the borrowers or the Operating Lessee, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within two business days following receipt, provided, however, that any failure of such party to deposit any funds required to be deposited in the cash management account or the lockbox account within such two business day period will not be a default under the Westin Boston Waterfront Loan documents so long as (1) such funds are deposited in the required account within ten days of the borrowers’ or Operating Lessee’s receipt, (2) the borrowers are otherwise in compliance with the Westin Boston Waterfront Loan documents hereof and (3) a failure of the borrowers or the Operating Lessee to deposit such funds in the required account within two business days’ of receipt has occurred no more than twice in the prior 12-month period.

Provided that no Westin Boston Waterfront Trigger Period or event of default under the Westin Boston Waterfront Loan is continuing, on each business day (or less frequently at the borrowers’ option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an account controlled by the borrowers.

On each due date during a Westin Boston Waterfront Trigger Period or, at the lender’s discretion, during an event of default under the Westin Boston Waterfront Loan, the Westin Boston Waterfront Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the Westin Boston Waterfront Loan documents, be reserved in an excess cash flow account as additional collateral for the Westin Boston Waterfront Loan.

During the continuance of an event of default under the Westin Boston Waterfront Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Westin Boston Waterfront Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Westin Boston Waterfront Property, in such order of priority as the lender may determine.

A “Westin Boston Waterfront Trigger Period” means, (i) subject to the right of the borrowers to partially defease the Westin Boston Waterfront Loan in order to cause the debt yield (as calculated under the Westin Boston Waterfront Loan documents) to exceed 7.00%, any period commencing upon the debt yield for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 7.00% and ending at the conclusion of a fiscal quarter for which the debt yield is greater than or equal to 7.00%, (ii) any period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that a Westin Boston Waterfront Trigger Period pursuant to clause (i) is not ongoing, and (iii) the failure of the borrowers, within 10 business days of their obligation to do so, to deposit into the plaza reserve account 100% of the cost of completing a maintenance and remediation plan addressing the prevention

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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and mitigation of any future water penetration or infiltration at the plaza structure at the Westin Boston Waterfront Property and ending when such deposit is made.

■	Property Management. The Westin Boston Waterfront Property is managed by Westin Hotel Management, L.P. (“Westin”), pursuant to a management agreement. Under the related loan documents, the Westin Boston Waterfront Property is required to remain managed by Westin, certain pre-approved management companies or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. In the event of an acceleration of the Westin Boston Waterfront Loan following an event of default under the Westin Boston Waterfront Loan documents, the lender may, in its sole discretion but solely to the extent of the borrowers’ rights under the management agreement, terminate or require the borrowers to terminate the management agreement and engage a property manager selected by the lender to serve as replacement property manager pursuant to a management agreement; provided that any replacement property manager will be deemed approved by the lender, subject to a rating agency confirmation.

■	Mezzanine or Additional Indebtedness. Not permitted.

■	Operating Lease. An indirect, wholly owned subsidiary of the non-recourse carveout guarantor, DiamondRock Boston Tenant, LLC (“Operating Lessee”), a single-purpose, single-asset entity, leases the hotel portion of the Westin Boston Waterfront Property from the hotel borrowers pursuant to certain sublease agreements (the “Operating Lease”). The Operating Lease is pledged to the lender as additional collateral for the Westin Boston Waterfront Loan under the mortgage. The Operating Lessee is a party to the management agreement. Upon foreclosure, the lender may terminate the Operating Lease at its sole option without the payment of any termination fee.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Westin Boston Waterfront Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Westin Boston Waterfront Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Westin Boston Waterfront Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Westin Boston Waterfront Property are separately allocated to the Westin Boston Waterfront Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Tempe
Mesa
Gilbert
Guadalupe
Chandler
Arizona State University
Tempe St Luke's Hospital
Tempe Diablo Stadium
Main Street Marketplace
Broadway Center
Mesa CC
Fiesta Mall
Banner Desert Medical Center
Mesa Golfland Sunsplash
Arizona Mills
Lake Country Village Shopping Center
Mesa Grand Shopping Center
Shoppes At Gilbert Commons
Ahwatukee Plaza
Sports Authority Plaza
Southwind Plaza
Amkor Technology
GoDaddy
Dobson Park Plaza
Sun Village Towne Center
East Valley Mall
Coronado Village
North Park Plaza
Provinces
Ahwatukee Foothills Towne Center
The Shoppes at Casa Paloma
Laguna Village Shopping Center
Chandler Pavilions
Raintree Ranch Center
Intel
Chandler Gateway
Chandler Festival
Kyrene Village Shopping Center
Chandler Fashion Center
OBE
Chandler Village Center
GM
Chandler Regional Medical Center
Phoenix Premium Outlets
Park Place
1255, 1260, 1333, 1340, 1445 and 1450 South Spectrum Boulevard
Chandler, AZ 85286
Nationstar Mortgage
Wells Fargo
Ocotillo Plaza
Las Tiendas Village
CHANDLER MUNICIPAL AIRPORT
Fulton Ranch Towne Center
Promenade At Fulton Ranch
E BROADWAY RD
E SOUTHERN AVE
W BASELINE RD
E GUADALUPE RD
W GUADALUPE RD
E ELLIOT RD
W ELLIOT RD
E WARNER RD
E RAY RD
W CHANDLER BLVD
E CHANDLER BLVD
W GERMANN RD
W QUEEN CREEK RD
E QUEEN CREEK RD
W OCOTILLO RD
E OCOTILLO RD
W CHANDLER HEIGHTS RD
E CHANDLER HEIGHTS RD
E RIGGS RD
Peoria
Scottsdale
Glendale
Phoenix
Tempe
Mesa
Gilbert
Chandler

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Chandler, Arizona	Cut-off Date Principal Balance(4)	$50,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$177.59
Size (SF)	523,673	Percentage of Initial Pool Balance	4.3%
Total Occupancy as of 12/1/2015(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/1/2015(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2009-2014 / NAP	Mortgage Rate	4.92000%
Appraised Value	$140,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$12,323,925
Underwritten Expenses	$2,954,962	Escrows
Underwritten Net Operating Income (NOI)	$9,368,963	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,544,373	Taxes	$587,243	$117,449
Cut-off Date LTV Ratio(2)	66.4%	Insurance	$102,602	$11,400
Maturity Date LTV Ratio(2)(3)	56.1%	Replacement Reserves	$0	$8,728
DSCR Based on Underwritten NOI / NCF(2)	1.58x / 1.44x	TI/LC(5)	$500,000	$43,640
Debt Yield Based on Underwritten NOI / NCF(2)	10.1% / 9.2%	Other(6)	$7,618,460	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$93,000,000	99.9%	Loan Payoff	$64,124,118	68.9%
Other Sources	85,000	0.1	Principal Equity Distribution	19,145,950	20.6
			Reserves	8,808,305	9.5
			Closing Costs	1,006,627	1.1

Total Sources	$93,085,000	100.0%	Total Uses	$93,085,000	100.0%

(1)	Total Occupancy and Owned Occupancy as of December 1, 2015 includes Infusion Software’s lease for 100,622 SF which has a lease start date of January 2017. The tenant has executed a lease but does not take occupancy or commence paying rent until January 2017. In connection with the origination of the Park Place Loan, CGMRC required a reserve of $2,217,788 for gap rent related to Infusion Software.

(2)	Calculated based on the aggregate original principal balance of the Park Place Loan Combination.

(3)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $146,500,000 as of January 1, 2017. The Maturity Date LTV Ratio calculated based on the “as-is” value of $140,000,000 is 58.7%.

(4)	The Cut-off Date Principal Balance of $50,000,000 is evidenced by the controlling note A-1, which is part of a $93,000,000 loan combination evidenced by two pari passu notes. The non-controlling pari passu companion loan evidenced by note A-2 has a principal balance of $43,000,000 as of the Cut-off Date, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction.

(5)	The TI/LC reserve is capped at $2,094,692.

(6)	Other upfront reserves represent reserves for unfunded landlord obligations including tenant improvements and free rent. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Park Place Loan”) is part of a loan combination (the “Park Place Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 523,673 SF office building in Chandler, Arizona (the “Park Place Property”). The Park Place Loan, which is evidenced by note A-1 and represents the controlling interest in the Park Place Loan Combination, had an original principal balance of $50,000,000, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.3% of the Initial Pool Balance. The related companion loan (the “Park Place Companion Loan”), which is evidenced by note A-2 and represents the non-controlling interest in the Park Place Loan Combination, is expected to be contributed to a future securitization transaction, had an original principal balance of $43,000,000 and has an outstanding principal balance as of the Cut-off Date of $43,000,000. The Park Place Loan Combination was originated by Citigroup Global Markets Realty Corp. on December 15, 2015. The Park Place Loan Combination had an original principal balance of $93,000,000 and has an outstanding principal balance as of the Cut-off Date of $93,000,000. Both the Park Place Loan and the Park Place Companion Loan accrue interest at an interest rate of 4.92000% per annum. The proceeds of the Park Place Loan were primarily used to refinance the Park Place Property, pay origination costs, return equity to the borrower sponsor and fund reserves.

The Park Place Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Park Place Loan requires interest only payments on each due date through and including the due date occurring in January 2019 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Park Place Loan is the due date in January 2026. Voluntary prepayment of the Park Place Loan without payment of any prepayment premium is permitted on or after the due date in October 2025. At any time after the earlier to occur of (i) the second anniversary of the last securitization of any portion of the Park Place Loan Combination and (ii) the fourth anniversary of the origination

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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of the Park Place Loan Combination, the Park Place Loan may be defeased with certain direct full faith and credit obligations of the United States of America or obligations which are "government securities" permitted under the Park Place Loan documents.

■	The Mortgaged Property. The Park Place Property is a 523,673 SF, six-building Class A office campus located on 37.8 acres in Chandler, Arizona. The Park Place Property is part of the greater 158 acre Park Place master-planned business development. The Park Place Property was built in phases from 2009-2014 and is 100% leased to six tenants: Infusion Software (“Infusion”), Healthways, Inc (“Healthways”), Education Management (“EDMC”), Insys Therapeutics, Inc., Infineon Technologies, and League for Innovation.

The following table presents certain information relating to the major tenants at the Park Place Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Infusion	NR / NR / NR	261,591	50.0%	$5,174,507(1)	44.2%	$19.78	Various(2)	1, 10-year option
Healthways	NR / NR / NR	92,109	17.6	2,781,265	23.8	30.20	4/30/2020	2, 5-year options
EDMC	NR / NR / NR	100,885	19.3	1,902,703	16.3	18.86	1/31/2022	2, 5-year options
Insys Therapeutics, Inc.	NR / NR / NR	34,945	6.7	944,563	8.1	27.03	6/30/2021	2, 5-year options
Infineon Technologies	NR / NR / NR	25,941	5.0	695,219	5.9	26.80	5/31/2019	2, 5-year options
League for Innovation(3)	NR / NR / NR	8,202	1.6	205,050	1.8	25.00	2/28/2022	NA

Largest Tenants		523,673	100.0%	$11,703,307	100.0%	$22.35
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		523,673	100.0%	$11,703,307	100.0%	$22.35

(1)	UW Base Rent includes $1,760,885 of annual base rent that does not commence until January 1, 2017. Infusion recently executed a lease to expand its space by 100,622 SF at an annual base rent of $1,760,885 that commences on January 1, 2017. As such, Infusion is currently paying an aggregate annual base rent of $3,413,622 for 160,969 SF and is expected to be paying an aggregate annual base rent of $5,174,507 commencing on January 1, 2017.

(2)	Infusion has expanded its space two times since January 2013 and is subject to three separate leases: (i) the first lease commenced in 2013, expires on September 30, 2021 and is for 92,102 SF at an annual base rent of $2,008,736 ($21.81 per SF); (ii) the second lease commenced in 2014, expires on September 30, 2021 and is for 68,867 SF at an annual base rent of $1,404,887 ($20.40 per SF); and (iii) the third lease was executed on June 9, 2015 and requires annual base rent of $1,760,885 ($17.50 per SF) for 100,622 SF that commences on January 1, 2017.

(3)	League for Innovation has a termination option effective February 28, 2019 with six months’ notice and payment of unamortized tenant allowance and broker’s commissions according to the lease.

The following table presents certain information relating to the lease rollover schedule for the Park Place Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(1)
2016	0	0.0%	0.0%	$0	0.0%	$0.0	0
2017	0	0.0	0.0%	0	0.0	0.0	0
2018	0	0.0	0.0%	0	0.0	0.0	0
2019	25,941	5.0	5.0%	695,219	5.9	26.80	1
2020	92,109	17.6	22.6%	2,781,265	23.8	30.20	1
2021	195,914	37.4	60.0%	4,358,186	37.2	22.25	2
2022	109,087	20.8	80.8%	2,107,753	18.0	19.32	2
2023	0	0.0	80.8%	0	0.0	0.00	0
2024	100,622	19.2	100.0%	1,760,885	15.0	17.50	1
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	523,673	100.0%		$11,703,307	100.0%	$22.35	7

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and which are not reflected in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Park Place Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/1/2015(2)
Owned Space	86.7%	90.1%	100.0%	100.0%

(1)	As provided by the borrower.

(2)	Total Occupancy and Owned Occupancy as of December 1, 2015 includes Infusion Software’s lease for 100,622 SF which has a lease start date of January 2017. The tenant has executed a lease but does not take occupancy or commence paying rent until January 2017. In connection with the origination of the Park Place Loan, CGMRC required a reserve of $2,217,788 for gap rent related to Infusion Software.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Place Property:

Cash Flow Analysis

	2012(1)	2013(1)	2014(1)	TTM 9/30/2015(1)	Underwritten	Underwritten $ per SF
Base Rent(2)	$3,576,700	$5,534,685	$6,877,219	$8,659,536	$11,390,303	$21.75
Contractual Rent Steps	0	0	0	0	313,004	0.60
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$3,576,700	$5,534,685	$6,877,219	$8,659,536	$11,703,307	$22.35
Total Reimbursables	44,679	533,853	631,099	997,770	1,391,645	2.66
Parking	11,980	115,545	138,420	138,420	145,620	0.28
Vacancy & Credit Loss	0	0	0	0	(916,647)	(1.75)
Effective Gross Income	$3,633,359	$6,184,083	$7,646,738	$9,795,726	$12,323,925	$23.53

Real Estate Taxes	$436,518	$679,674	$669,930	$829,804	$1,132,350	$2.16
Insurance	65,137	97,024	101,094	117,854	130,288	0.25
Management Fee	109,001	185,522	229,402	293,872	369,718	0.71
Repairs & Maintenance	336,222	458,210	581,159	597,925	721,091	1.38
Utilities	214,669	242,007	264,522	295,174	325,746	0.62
Contract Services	51,020	52,174	49,335	53,996	47,118	0.09
General & Administrative	0	0	40	534	5,000	0.01
Other Operating Expenses	292,479	296,656	297,578	297,623	223,652	0.43
Total Operating Expenses	$1,505,046	$2,011,268	$2,193,060	$2,486,782	$2,954,962	$5.64

Net Operating Income	$2,128,313	$4,172,815	$5,453,678	$7,308,944	$9,368,963	$17.89
TI/LC	0	0	0	0	719,855	1.37
Replacement Reserve	0	0	0	0	104,735	0.20
Net Cash Flow	$2,128,313	$4,172,815	$5,453,678	$7,308,944	$8,544,373	$16.32

(1)	The annual increase in the Base Rent since 2012 and the increase in Underwritten Net Operating Income are primarily attributed to the expansion and lease-up of the Park Place Property. The Park Place Property is comprised of six buildings that were built in phases between 2009 and 2014. Three buildings totaling 262,082 SF were built in 2009, one building totaling 92,102 SF was built in 2012, one building totaling 68,867 SF was built in 2013 and one building totaling 100,622 was built in 2014. As such, the net rentable area of the Park Place Property was 262,082 SF through 2011 (after construction of the 92,102 SF building), 354,184 SF in 2012 (after construction), 423,051 SF in 2013 and 523,673 SF in 2014.

(2)	Underwritten Base Rent includes $1,760,855 of rental income that does not commence until January 1, 2017 attributable to 100,622 SF of expansion space leased to Infusion. The lease for the expansion space was executed on June 9, 2015. $2,217,788 was reserved for gap rent associated with the Infusion expansion lease. $5,246,634 was reserved for unfunded tenant improvements and leasing commissions associated with the Infusion expansion lease.

■	Appraisal. According to the appraisal, Park Place had an “as-is” appraised value of $140,000,000 as of November 10, 2015, and is projected to have an “as stabilized” appraised value of $146,500,000 as of January 1, 2017 after Infusion takes occupancy and commences paying rent on its 100,622 SF of expansion space. The “as-is” value assumes lost rent and lease up costs associated with the Infusion expansion lease while the “as stabilized” value assumes Infusion is in occupancy of its expansion space and paying rent.

■	Environmental Matters. According to a Phase I environmental site assessment dated November 18, 2015, there were no recommendations for further action at the Park Place Property.

■	Market Overview and Competition. The Park Place Property is located in Chandler, Arizona, which is situated 20 miles southeast of the Phoenix CBD. The city of Chandler is located in Maricopa County and is the 5th largest city in Arizona, encompassing 58 square miles. Neighboring Chandler are Tempe and Mesa to the north; Phoenix and the Gila River Indian Community to the west; Pinal County to the south; and Gilbert and Queen Creek to the east. Since the early 1990s, the city of Chandler has experienced rapid growth and has been among the fastest growing municipalities in the country. In 2011, Chandler reported an estimated population of 237,451, with a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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34.7% growth rate since the 2000 census. The Park Place Property is located along the Price Road Corridor, which encompasses 9.7 million SF of office space and industrial space and provides approximately 35,000 jobs in Chandler. The Price Road Corridor is part of the Phoenix MSA’s “Silicon Desert” due to the area’s high concentration of technology companies. Institutions with operations in close proximity to the Park Place Property include, but are not limited to, Intel, Microchip Technologies, Digital Realty, Orbital Sciences, PayPal, OnTrac, and Wells Fargo.

According to the appraisal, the Chandler submarket had an overall office market vacancy rate of 17.1% and an average asking gross rent of $23.55 per SF. Further, the appraisal stated that the Chandler submarket had a Class A office market vacancy rate of 11.1% and that the office vacancy rate within a two-mile radius of the Park Place Property is 5.9%. The appraiser concluded to a market rent of $20.00 per SF, triple-net for the Park Place Property. Some leases at the Park Place Property are structured as triple-net while other leases are structured as gross leases. The weighted average in-place rent of the triple-net leases is $21.21 per SF and the weighted average in-place rent of the gross leases is $24.91 per SF.

The following chart shows a summary of office data by class in the immediate area of the Park Place Property:

Office Class Comparables(1)

Class	Property Count	NRA (SF)	Avg. Year Built	Occupancy	Average Gross Rent per SF
A	15	2,192,001	2009	99.7%	$30.27
B	141	3,170,014	2003	89.9%	$23.65
C	21	125,996	1987	95.4%	$13.97
Total/Avg.	177	5,488,011	2002	91.4%	$23.06

(1)	Source: Appraisal

■	The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Park Place Property:

Office Lease Comparables(1)

	Park Place Property	Chandler Forum	San Tan Corporate Ctr II	Crown Castle	The Park at SanTan	Chandler 202
Year Built	2009-2014	2003	2003	2015	2007	2015
Total GLA	526,673	149,863	133,503	70,000	220,000	133,135
Lease Status	Signed	Signed	Signed	Signed	Listing	Listing
Lease SF	NAP	38,121	10,364	70,000	21,520	45,976
Lease Structure	Various	NNN	Gross	NNN	Gross	Gross
Lease Term (years)	Various	7	5	12	TBD	TBD
Rental Rate ($ per SF)	$25.01(2)	$20.17	$27.45	$17.53	$33.00	$25.50
Total Occupancy	100.0%	100.0%	96.0%	100.0%	100.0%	11.0%

(1)	Source: Appraisal

(2)	Represents average gross rent at the Park Place Property.

■	The Borrower. The borrower is CAZ 1 DE LLC, a Delaware limited liability company, a single-purpose single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Park Place Loan. The non-recourse carve-out guarantors are David Allred, Allred Family Revocable Trust Dated April 1, 1998 and Douglas Allred Family Investments, LLC. The borrower is managed by Douglas Allred Company, a full-service real estate firm founded in 1981 by Douglas Allred. The Douglas Allred Company has developed over 6,300 multifamily and single-family residential units and more than 5,500,000 SF of commercial, industrial, and retail space. The Douglas Allred Company manages a diverse portfolio of business operations, including the San Diego Tennis & Racquet Club, the Beach Colony in Del Mar, Club Torrey Pines, and Sports Arena Village.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. The Park Place Loan documents provide for upfront reserves in the amount of (i) $587,243 for taxes and assessments, (ii) $102,602 for insurance, (iii) $500,000 for general tenant improvements and leasing commissions, (iv) $2,217,788 for gap rent associated with the Infusion expansion lease, (v) $5,246,634 of unfunded tenant improvements and leasing commissions associated with the Infusion expansion lease, (vi) $38,168 for unfunded landlord obligations and (vii) $115,870 for free rent associated with tenants at the Park Place Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Park Place Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes and assessments over the then-succeeding 12-month period which currently equates to $117,449; (ii) at the lender’s option, if an acceptable blanket policy is not in effect, an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the then-succeeding 12-month period which currently equates to $11,400; (iii) a replacement reserve in the amount of $8,728 and (iv) a tenant improvements and leasing commissions reserve in the amount of $43,640 capped at $2,094,692.

■	Lockbox and Cash Management. The Park Place Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Park Place Trigger Period, the borrower is required to deposit, or cause to be deposited, all revenue generated by the Park Place Property into a restricted account (the “Restricted Account”). Funds on deposit in the Restricted Account are required to be transferred on each business day to or at the direction of the borrower unless a Park Place Trigger Period exists, in which case such funds are required to be transferred on each business day to the cash management account for the payment of debt service and reserves, with the remainder to be held by the lender in an excess cash flow fund and disbursed to the borrower upon the termination of the Park Place Trigger Period, provided that, if a Park Place Trigger Period exists solely as the result of a Specified Tenant Trigger Period described in clause (vi) or (vii) of “Specified Tenant Trigger Period” below (and, if such period exists relating to Infusion or Healthways, occupancy is 85% or greater), the funds in the cash management account are swept to reserves to be used for the payment of tenant improvements and leasing commissions for the applicable Specified Tenant (as defined below) up to the respective specified tenant cap unless the borrower posts a letter of credit with the lender for the cap amount.

A “Park Place Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.15x, (iii) the debt yield falling below 7.0%, (iv) occupancy falling below 80% and (v) the occurrence of Specified Tenant Trigger Period; and (B) expiring upon (I) with regard to any Park Place Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (II) with regard to any Park Place Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters, (III) with regard to any Park Place Trigger Period commenced in connection with clause (iii) above, the debt yield being equal to or greater than 7.5% for two consecutive calendar quarters, (IV) with regard to any Park Place Trigger Period commenced in connection with clause (iv) above, the occupancy remaining at or above 85% for two consecutive calendar quarters and (V) with regard to any Park Place Trigger Period commenced in connection with clause (v) above, a Specified Tenant Trigger Period ceasing to exist.

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the applicable Specified Tenant space (or applicable portion thereof), failing to be open to the public for business during customary hours, and/or, for any tenant with 100,000 leasable square feet or more, “going dark” in its space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant Lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of any Specified

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Tenant, (vi) EDMC or Healthways failing to extend or renew its lease at least one year (or by such earlier date notice is required) prior to expiration for a minimum term of 5 years and (vii) Infusion failing to extend or renew its lease at least 18 months prior to expiration (or such earlier date notice is required) for a minimum term of 5 years; and (B) expiring upon (I) the cure of the conditions stated above pursuant to the Park Place Loan documents or (II) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) in accordance with the Park Place Loan documents and the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

“Specified Tenant” means, as applicable, (i) EDMC, (ii) Infusion, (iii) Healthways and (iv) any other lessee(s) of the Specified Tenant space that accounts for 10% or more of the total rental income of the Park Place Property or demises 70,000 SF or more of the gross leasable area at the Park Place Property or accounts for 10% or more of the property’s gross leasable area, any lease with an affiliate of the borrower, and any guarantor(s) of the applicable related Specified Tenant lease(s).

■	Property Management. The Park Place Property is managed by Douglas Allred Company, an affiliate of the borrower. Under the Park Place Loan documents, Douglas Allred Company may not be replaced as the property manager of the Park Place Property by the borrower, except with a management company meeting certain criteria specified in the Park Place Loan documents, including delivery to the lender of a Rating Agency Confirmation, and provided that no event of default is continuing under the Park Place Loan documents and the borrower provides notice to the lender. The lender may require the borrower to replace the property manager if (i) the property manager is insolvent or a debtor in a bankruptcy or insolvency proceeding, (ii) a Park Place Trigger Period is continuing under the Park Place Loan, (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (iv) there exists a default by the property manager under the management agreement beyond all applicable notice and cure periods.

■	Release of Collateral. Provided no event of default under the Park Place Loan has occurred and is continuing, the borrower has a one-time right to obtain release of a portion of the parking lots at the Park Place Property from the lien of the Park Place Loan documents in conjunction with a transfer of such parcel from the borrower to an affiliate of the borrower, subject to the satisfaction of certain conditions, including, among others: (i) the delivery of a REMIC opinion, (ii) the remaining portion of the Park Place Property having sufficient parking, (iii) the affiliated owner of the released parcel providing a reciprocal easement agreement with respect to the released parcel that provides the Park Place Property with access and use of an equal number of parking spaces in the parking garage that existed on the released parcel prior to such release and (iv) the guarantor providing a completion guaranty that guarantees the completion of the parking garage. Within one year from the release, the released parcel is required to be on its own legal and tax parcel.

■	Chandler Bond Assessments. The Park Place Property is subject to certain development agreements with the City of Chandler whereby the borrower pays assessments in connection with development bonds issued by the City of Chandler. The assessments are included in the tax escrows under the Park Place Loan documents.

■	Owner’s Association. The Park Place Property is subject to an owner’s association that governs common areas at the office campus. The Park Place Property comprises approximately 42% of the property governed by the association and pays pro rata annual assessments for common area maintenance, fees, and insurance. The association is controlled by the sponsor of the Park Place Loan with an approximately 91% ownership interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Park Place Property and (y) business interruption coverage with no exclusion for terrorism covering no less than 18 months in an amount equal to 100% of the projected gross income from the Park Place Property (on an actual loss sustained basis) for a period continuing until the restoration of the Park Place Property is completed, and containing an extended coverage endorsement which provides up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $50,000. See “Risk Factors —Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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215 West 34th Street &
218 West 35th Street
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
GARMENT DISTRICT
MIDTOWN
NOMAD
FUR DISTRICT
FLATIRON DISTRICT
Times Square
Bryant Park
New York Public Library
Port Authority Bus Terminal
Manhattan Plaza
New York Times Building
Macy's Herald Square
Herald Square
Empire State Building
Moynihan Station
Madison Square Garden
Penn Station
One Penn Plaza
Two Penn Plaza
11 Penn Plaza
Pennsylvania Hotel
Greeley Square
Manhattan West by Brookfield
5 MW by Brookfield
United States Postal Service Morgan Station
Fashion Institute Of Technology
Madison Square Park
Flatiron Bldg
Bank of America Tower
Conde Nast
HBO
Grace Bldg
500 Fifth
1180 Sixth
1166 Sixth
1177 Sixth
E-Walk
Hippodrome
Lincoln Tunnel Entrance & Exit
W 47TH STREET
W 42ND STREET
W 34TH STREET
W 23RD STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
BROADWAY
FIFTH AVENUE
MADISON AVENUE
Upper East Side
Upper West Side
West New York
Astoria
Central Park
Metropolitan Museum of Art
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Long Island City
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$45,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)	$432.92
Size (SF)	300,287	Percentage of Initial Pool Balance	3.9%
Total Occupancy as of 10/1/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2010, 2015 / NAP	Mortgage Rate	4.22100%
Appraised Value	$240,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$14,536,119
Underwritten Expenses	$3,987,562	Escrows
Underwritten Net Operating Income (NOI)	$10,548,557	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,458,527	Taxes	$290,167	$290,167
Cut-off Date LTV Ratio(1)	54.2%	Insurance	$24,490	$12,245
Maturity Date LTV Ratio(1)	54.2%	Replacement Reserves	$0	$979
DSCR Based on Underwritten NOI / NCF	1.90x / 1.88x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.1% / 8.0%	Other(3)	$225,000	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Combination Amount	$130,000,000	100.0%	Principal Equity Distribution	$80,161,596	61.7%
			Loan Payoff	42,803,420	32.9
			Closing Costs	6,495,327	5.0
			Reserves	539,657	0.4
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 215 West 34th Street & 218 West 35th Street Loan Combination.

(2)	The Cut-off Date Principal Balance of $45,000,000 represents the non-controlling note A-2 of the $130,000,000 215 West 34th Street & 218 West 35th Street Loan Combination, which is evidenced by three pari passu notes. The controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $45,000,000, is currently held by CCRE and is expected to be contributed to one or more future securitization transactions, and the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by CCRE and is expected to be contributed to the CFCRE 2016-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (“CFCRE 2016-C3”) securitization transaction.

(3)	Other upfront reserve represents a $225,000 Planet Fitness free rent reserve account. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “215 West 34th Street & 218 West 35th Street Loan”) is part of a loan combination (the “215 West 34th Street & 218 West 35th Street Loan Combination”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s (i) fee simple interest in 78,287 SF of retail space and (ii) leased fee interest in the land and improvements consisting of a 222,000 SF hotel located between 7th and 8th Avenue in New York, New York (the “215 West 34th Street & 218 West 35th Street Property”) subject to a 68-year lease (the “Hotel Lease”) with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant (the “Hotel Improvements Leasehold Owner”) operates a 350-key Renaissance by Marriott hotel. The 215 West 34th Street & 218 West 35th Street Loan (evidenced by note A-2), which represents a non-controlling interest in the 215 West 34th Street & 218 West 35th Street Loan Combination, will be contributed to the Issuing Entity, had an original principal balance of $45,000,000, has an outstanding principal balance as of the Cut-off Date of $45,000,000 and represents approximately 3.9% of the Initial Pool Balance. The related companion loans (the “215 West 34th Street & 218 West 35th Street Companion Loans”) are evidenced by notes A-1 and A-3. Note A-1, which has an outstanding principal balance as of the Cut-off Date of $45,000,000 and represents the controlling interest in the 215 West 34th Street & 218 West 35th Street Loan Combination, is currently held by Cantor Commercial Real Estate Lending, L.P. and is expected to be contributed to one or more future securitization transactions. Note A-3, which has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents a non-controlling interest in the 215 West 34th Street & 218 West 35th Street Loan Combination, is currently held by Cantor Commercial Real Estate Lending, L.P. and is expected to be contributed to the CFCRE 2016-C3 securitization transaction. The 215 West 34th Street & 218 West 35th Street Loan Combination was originated by Cantor Commercial Real Estate Lending, L.P. on December 11, 2015 and had an original principal balance of $130,000,000. Each note evidencing the 215 West 34th Street & 218 West 35th Street Loan Combination has an interest rate of 4.22100% per annum. The borrower utilized the proceeds of the 215 West 34th Street & 218 West 35th Street Loan Combination to refinance the existing debt on the 215 West 34th Street & 218 West 35th Street Property, pay origination costs, fund reserves and working capital requirements, and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The 215 West 34th Street & 218 West 35th Street Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 119 months. The 215 West 34th Street & 218 West 35th Street Loan requires payments of interest only during its term. The scheduled maturity date is the due date in January 2026. Voluntary prepayment of the 215 West 34th Street & 218 West 35th Street Loan is prohibited prior to the due date in September 2025. Provided that no event of default under the 215 West 34th Street & 218 West 35th Street Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the first payment date of the 215 West 34th Street & 218 West 35th Street Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the 215 West 34th Street & 218 West 35th Street Loan Combination is deposited.

■	The Mortgaged Property. The 215 West 34th Street & 218 West 35th Street Property is a Class A, 40-story mixed-use tower located between 7th Avenue and 8th Avenue in New York, New York. The first four floors (plus the basement floor) are comprised of 78,287 SF of retail space that is 100.0% leased to five tenants. A portion of the fourth floor and all of the fifth through 40th floors (totaling 220,000 SF), are leased to the Hotel Improvements Leasehold Owner and are occupied by a recently developed 350-key Renaissance by Marriott Hotel.

Retail Improvements (78,287 SF, 26.1% of GLA, 80.3% of UW Base Rent)

Developed in phases between January 2012 and December 2015, the retail portion of the 215 West 34th Street & 218 West 35th Street Property features 78,287 SF of retail space located on the ground floor as well as three upper levels and a lower sub-grade level. Approximately 62,937 SF has frontage along 34th Street and 15,350 SF has frontage along 35th Street. The retail space is currently 100.0% leased to five tenants with suite sizes ranging from 5,392 SF to 37,108 SF.

The largest retail tenant, DSW Shoes, occupies 37,108 SF, or 47.4% of retail net rentable area, and accounts for 34.9% of retail underwritten base rent. The second largest retail tenant, Planet Fitness, occupies 15,350 SF, or 19.6% of retail net rentable area, and accounts for 9.4% of retail underwritten base rent. The third largest retail tenant, Party City (subleased from Duane Reade), occupies 11,865 SF, or 15.2% of retail net rentable area, and accounts for 12.8% of retail underwritten base rent.

Leased Fee Hotel Improvements (222,000 SF, 73.9% of GLA, 19.7% of UW Base Rent)

Developed between July 2013 and December 2015, the hotel portion of the 215 West 34th Street & 218 West 35th Street Property features 222,000 SF of hotel improvements situated on floors 4 through 40. The 350-key hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Loan, is expected to open for business in March 2016 and operate as a Renaissance by Marriott. Hotel amenities include, among other things, a full-service restaurant and lounge, 8,000 SF deck with a retractable roof, access to the Planet Fitness gym and five meeting rooms totaling 4,500 SF of total meeting space.

The hotel improvements are 100.0% leased to the Hotel Improvements Leasehold Owner, which consists of three members, (i) Jenel Management Corp. (approximately 60.0% and the managing member), an affiliate of the borrower, (ii) Stonebridge Companies (approximately 20.0%) and (iii) Kenneth Hart (approximately 20.0%). In May 2013, the Hotel Improvements Leasehold Owner executed a 68-year lease with a rent commencement date of November 1, 2015 and lease expiration date of October 28, 2083. Initial annual lease payments are $2.25 million, with 10.0% escalations every six years.

The hotel is subject to a 30-year franchise agreement with Marriott International, Inc., and is managed by 365 Management Company, LLC, a subsidiary of Stonebridge Companies (“Stonebridge”). Founded in 1991, Stonebridge is a privately owned hotel owner, operator and developer headquartered near Denver, Colorado. The company’s current portfolio includes 45 hotels with 7,000 rooms nationwide.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the tenant at the 215 West 34th Street & 218 West 35th Street Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Leased Fee Hotel – Renaissance by Marriott(2)	NR / NR / NR	222,000	73.9%	$2,362,500	19.7%	$10.64	10/28/2083	NA
DSW Shoes	NR / NR / NR	37,108	12.4	3,354,266	28.0	90.39	1/31/2028	1, 10-year option
Planet Fitness(3)	NR / NR / NR	15,350	5.1	900,000	7.5	58.63	6/30/2030	2, 5-year options
Party City(4)	NR / Baa2 / BBB(5)	11,865	4.0	1,235,054	10.3	104.09	10/31/2021	1, 10-year option
Joe Fresh(6)	NR / NR / BBB	8,572	2.9	2,450,877	20.5	285.92	1/31/2021	1, 10-year option
Payless Shoes	NR / NR / NR	5,392	1.8	1,671,520	14.0	310.00	1/31/2022	1, 5-year option
Total Occupied		300,287	100.0%	$11,974,218	100.0%	$39.88
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. Tenants		300,287	100.0%	$11,974,218	100.0%	$39.88

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The borrower has a leased fee interest in the land and improvements consisting of a 350-key, 222,000 SF hotel, subject to a 68-year lease with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant operates the hotel. Underwritten Base Rent $ per SF represents the tenant’s average rent through the 215 West 34th Street & 218 West 35th Street Loan term.

(3)	Planet Fitness is in occupancy but not paying rent. Rent commences in May 2016. At origination, the borrower deposited $225,000 into a Planet Fitness reserve account for such free rent. See “—Escrows” below.

(4)	Party City subleases the entirety of its space from Duane Reade, whose lease is guaranteed by Walgreens. The lease for Duane Reade expires on 10/31/2031 with one, ten-year extension option. The sublease between Party City and Duane Reade commenced on 2/23/2012 and expires on 10/31/2021 with one, ten-year extension option. The average annual rent under the Duane Reade lease of $104.09 per SF was underwritten. Annual rent under the Party City sublease is approximately $94.82 per SF.

(5)	Reflects Walgreens’ rating, which is the parent company of Duane Reade.

(6)	Joe Fresh space is currently dark but current on rent payments. The tenant reportedly intends to sublease its space as a result of a corporate initiative to close brick and mortar locations in the U.S. (including two recently vacated locations on 5th Avenue in New York City). The lease through 2021 is guaranteed by Loblaw Companies Limited (TSE:L) (“Loblaw”) (rated NR/NR/BBB by Fitch/Moody’s/S&P), the parent company of Joe Fresh. Loblaw is the largest food retailer in Canada. Further, the tenant has a marketing agreement in-place with the borrower to re-lease the space under which, Joe Fresh (guaranteed by Loblaw) is responsible for up to $66 per SF in tenant improvements, any leasing commissions and up to six months of free rent in the event the space is re-leased. In-place base rent under the Joe Fresh lease is $278.94 per SF, which is approximately 10.4% below the appraiser’s concluded market rent of $311.34 per SF.

The following table presents certain information relating to the lease rollover schedule at the 215 West 34th Street & 218 West 35th Street Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	20,437	6.8	6.8%	3,685,932	30.8	180.36	2
2022	5,392	1.8	8.6%	1,671,520	14.0	310.00	1
2023	0	0.0	8.6%	0	0.0	0.00	0
2024	0	0.0	8.6%	0	0.0	0.00	0
2025	0	0.0	8.6%	0	0.0	0.00	0
2026	0	0.0	8.6%	0	0.0	0.00	0
Thereafter	274,458	91.4	100.0%	6,616,766	55.3	24.11	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	300,287	100.0%		$11,974,218	100.0%	$39.88	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated October 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy at the 215 West 34th Street & 218 West 35th Street Property:

Historical Leased %(1)

2012	2013	2014	As of 10/1/2015
100.0%	100.0%	100.0%	100.0%

(1)	The 215 West 34th Street & 218 West 35th Street Property was developed in stages between 2010 and 2015. Historical Occupancy reflects the occupancy based on the available SF at that time.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 215 West 34th Street & 218 West 35th Street Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten(2)	Underwritten $ per SF
Retail Base Rent(2)	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$9,611,718	$32.01
Leased Fee Hospitality Base Rent(3)	0	0	0	0	2,362,500	7.87
Value Of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$11,974,218	$39.88
Total Recoveries	36,843	168,161	350,989	586,487	2,876,763	9.58
Less Vacancy(4)	0	0	0	0	(314,862)	(1.05)
Effective Gross Income	$5,007,637	$6,425,074	$7,595,367	$8,218,511	$14,536,119	$48.41
Total Operating Expenses	$712,250	$880,647	$1,438,944	$2,648,416	$3,987,562	$13.28
Net Operating Income	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,548,557	$35.13
TI/LC	0	0	0	0	78,287	0.26
Capital Expenditures	0	0	0	0	11,743	0.04
Net Cash Flow(5)	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,458,527	$34.83

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent represents base rent associated with the retail component, which includes $125,547 in contractual rent steps through December 31, 2016 and rent averaging of $160,054 for Party City (Duane Reade).

(3)	Underwritten Leased Fee Hospitality Base Rent represents base rent associated with the hotel component, which includes rent averaging of $112,500 though the 215 West 34th Street & 218 West 35th Street Loan term. In May 2013, the Hotel improvements Leasehold Owner executed a 68-year lease with an expiration of October 28, 2083. Current annual base rent is $2.25 million with 10.0% escalations every six years.

(4)	Underwritten Less Vacancy represents a 3.3% vacancy adjustment on the Gross Potential Rent for the retail component, which is in line with the appraiser’s conclusion. The retail component is 100.0% leased to five retail tenants.

(5)	The increase in Net Cash Flow from TTM 9/30/2015 to underwritten is primarily the result of the rent commencement associated with the newly constructed hotel improvements and the lease with Planet Fitness.

■	Appraisal. According to the appraisal, the 215 West 34th Street & 218 West 35th Street Property had an “as-is” appraised value of $240,000,000 as of an effective date of October 30, 2015.

■	Environmental Matters. The Phase I environmental report dated November 12, 2015 recommended no further action at the 215 West 34th Street & 218 West 35th Street Property.

■	Market Overview and Competition. The 215 West 34th Street & 218 West 35th Street Property is situated along West 34th Street in the Penn Station/Herald Square neighborhood of Manhattan. Major influences in the neighborhood include Penn Station, the Empire State Building, Madison Square Garden, Hudson Yards (currently under construction) and the 34th Street retail corridor, which features Macy’s, H&M, Zara, Gap, Uniqlo, Old Navy and Banana Republic. The 215 West 34th Street & 218 West 35th Street Property is located less than one block

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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from the 1, 2, 3 and A, C, E trains. According to a third party report, the hourly foot traffic on the northwest corner of 7th Avenue and West 34th Street in August 2014 was approximately 17,000 individuals.

The 215 West 34th Street & 218 West 35th Street Property is located in the Penn Plaza retail submarket of Manhattan’s midtown area. As of the second quarter of 2015, the Penn Plaza submarket reported an average rental rate of $119.76 with a vacancy rate of 1.8%. The appraiser determined blended retail market rent to be $141.11 per SF, which is approximately 18.4% below in-place retail base rent, with a vacancy rate of 3.0%.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 215 West 34th Street & 218 West 35th Street Property:

Comparable Set(1)

Property Name	Tenant	Start Date	Total Building SF	Rental Rate
215 West 34th Street & 218 West 35th Street Property	Various	Various	78,287(2)	$122.78(3)
5 Penn Plaza	TD Bank	May 2015	3,882	$400.00
1400 Broadway	Chipotle	February 2015	2,901	$151.28
1 Herald Square	Verizon	December 2014	6,600	$666.67
5 Penn Plaza	CVS	August 2014	9,655	$300.00
44 West 34th Street	Lush	June 2014	3,326	$375.30
32 West 34th Street	Journeys Shoes	November 2013	7,200	$243.06
1333 Broadway	Urban Outfitters	June 2013	50,456	$122.88
1 Herald Square	H&M	June 2013	50,700	$364.79
144 West 37th Street	Balade	May 2015	2,500	$57.60
498 Seventh Avenue	JBLA Fashion	May 2015	4,369	$41.29

(1)	Source: Appraisal.

(2)	Represents the total SF of the retail component.

(3)	Represents the weighted average underwritten base rent for the retail component.

The hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Loan, is a full-service hotel situated in Midtown Manhattan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Hotel Improvements Leasehold Owner’s projected year-one budget net cash flow, inclusive of a 4.0% FF&E adjustment, is approximately $13.6 million. This excludes the $2.25 million ground rent payment, which represents approximately 6.7% of budgeted total revenue.

Cash Flow Analysis of Non-Collateral Improvements(1)

	Year 1 Budget	Budget $ per Room(2)
Occupancy	79.0%
ADR	$318.00
RevPAR	$251.22

Room Revenue	$32,181,282	$91,947
F&B Revenue	900,000	2,571
Other Revenue	633,558	1,810
Total Revenue	$33,714,840	$96,328
Operating Expenses	7,149,426	20,427
Undistributed Expenses	9,255,738	26,445
Gross Operating Profit	$17,309,676	$49,456
Total Fixed Charges	$2,391,227	$6,832
Net Operating Income	$14,918,449	$42,624
FF&E(3)	1,348,594	3,853
Net Cash Flow	$13,569,855	$38,771

(1)	Source: Hotel Improvements Leasehold Owner.

(2)	Based on 350 Rooms.

(3)	Assumes 4.0% FF&E.

■	The Borrower. The borrower, 34th Street Penn Association LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 215 West 34th Street & 218 West 35th Street Loan. The borrower is an entity controlled via a joint partnership between the Dushey, Adjmi and Cayre families. The sponsor of the borrower and non-recourse carve-out guarantor is Jack Dushey.

Jack Dushey is the founder and Chairman of Jenel Management Corp. (“Jenel”). Founded in 1985, Jenel is a privately held real estate investment and management company based in New York City. Jenel owns and manages over 90 properties totaling more than 3.0 million SF consisting primarily of retail space.

The Adjmi family’s portfolio consists of over 100 retail, office, shopping centers, residential and development projects, totaling approximately 12.0 million SF. The Cayre family owns and manages over 2.5 million SF of commercial real estate.

■	Escrows. On the origination date, the borrower funded escrow reserves in the amounts of (i) $290,167 for real estate taxes, (ii) $24,490 for insurance premiums and (iii) $225,000 for a Planet Fitness free rent reserve account.

In addition, on each due date, the borrower is required to deposit reserves related to the retail portion of the 215 West 34th Street & 218 West 35th Street Property in amount equal to (i) 1/12 of the estimated annual real estate taxes, which currently equates to $290,167, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $12,245, (iii) $979 into a replacement reserve account and (iv) if at any time during the term of the 215 West 34th Street & 218 West 35th Street Loan, the NOI debt yield is less than 6.0%, $6,530 monthly into a rollover reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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215 west 34th street & 218 west 35th street

Notwithstanding the foregoing, so long as no Hotel Lease Trigger has occurred and the Hotel Improvements Leasehold Owner maintains and pays for directly the insurance for the hotel component, the amount that the borrower is required to deposit under the 215 West 34th Street & 218 West 35th Street Loan for insurance premiums will be reduced to an amount equal to 1/12 of the insurance premiums for the retail component and the building (excluding the hotel component).

■	Lockbox and Cash Management. The 215 West 34th Street & 218 West 35th Street Loan is structured with a hard lockbox and springing cash management. In place cash management will occur upon (i) an event of default, (ii) any bankruptcy action of the borrower, the guarantor or the property manager or (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain an NOI debt yield of at least 6.0% until the NOI debt yield is at least equal to 6.5% for two consecutive calendar quarters. A full excess cash flow sweep will occur upon the commencement of an event in clauses (i) or (ii) above.

A “Hotel Lease Trigger” will commence upon (i) an event of default under the Hotel Lease, (ii) written notice by the Hotel Improvements Leasehold Owner of its intention to terminate the Hotel Lease, (iii) after either the borrower or Hotel Improvements Leasehold Owner terminates or cancels the Hotel Lease through legal action without lender consent, (iv) after the Hotel Lease is terminated or cancelled and/or is not in full force and effect or (v) after any bankruptcy or insolvency of the Hotel Improvements Leasehold Owner.

As of the origination date, the hotel component has not yet received a temporary certificate of occupancy. The 215 West 34th Street & 218 West 35th Street Loan is recourse to the borrower and guarantor for losses, if any, as a result of the hotel not having a temporary certificate of occupancy. Rent payments pursuant to the Hotel Lease commenced in November 2015. The retail component has temporary certificates of occupancy. The borrower has an obligation under the 215 West 34th Street & 218 West 35th Street Loan documents to maintain all licenses and permits to allow continued occupancy of the 215 West 34th Street & 218 West 35th Street Property.

■	Property Management. The 215 West 34th Street & 218 West 35th Street Property is currently managed by Jenel Management Corp., an affiliate of the borrower.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■	Terrorism Insurance. The borrower is required to maintain insurance for, among other forms of coverage, terrorism and acts of terrorism, subject to certain conditions under the related loan documents, so long as the lender determines that either (i) prudent owners of real estate comparable to the 215 West 34th Street & 218 West 35th Street Property are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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king of prussia hotel portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Audubon
Audubon Village Shopping Center
Burnridge Center Shopping Center
Jeffersonville Golf Club
Westover Golf Club
Elmwood Park Zoo
Montgomery Hospital
Riverside Cemetery
Schuylkill River
King of Prussia
Valley Forge National Historic Park
Valley Forge Casino Resort
Valley Forge
Dekalb Plaza
Valley Forge Shopping Center
Lockheed Martin
King Of Prussia Mall
Glenhardie Golf Course
The Village at Valley Forge
Valley Forge Memorial Gardens
Chesterbrook
Gulph Mills Golf Club
Gulph Mills
Chesterbrook Shopping Center
Gateway Shopping Center
Wilson Farm Park
Valley Fair Shopping Center
Swedesford Plaza Shopping Center
Saint Davids Golf Club
Calvary Cemetery
Valley Forge Military Academy
Cabrini College
Eastern University
Devon
Radnor
Villanova
Eagle Village Shops
Berwyn
St Davids Square Shopping Center
Soccer Complex
Villanova University
Rosemont College
Villanova Stadium
Wayne
Newtown Square
Radnor Valley Country Club
PENNSYLVANIA
Trenton
Norristown
Wayne
Philadelphia
NEW JERSEY
DELAWARE
Wilmington

King of Prussia Hotel Portfolio

#	Property Name	Address	City/State	Zip Code
1	Crowne Plaza - King of Prussia	260 Mall Boulevard	King of Prussia, PA	19406
2	Fairfield Inn & Suites - King of Prussia	258 Mall Boulevard	King of Prussia, PA	19406

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	King of Prussia, Pennsylvania	Cut-off Date Principal Balance		$38,200,000
Properties Type	Hospitality	Cut-off Date Principal Balance per Room		$124,836.60
Size (Rooms)	306	Percentage of Initial Pool Balance		3.3%
Total TTM Occupancy as of 10/31/2015	68.9%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2015	68.9%	Type of Security(3)		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.02000%
Appraised Value(1)	$49,600,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		300
Underwritten Revenues	$14,446,735	Original Interest-Only Period (Months)		18
Underwritten Expenses	$10,047,150
Underwritten Net Operating Income (NOI)	$4,399,585	Escrows
Underwritten Net Cash Flow (NCF)	$3,821,716		Upfront	Monthly
Cut-off Date LTV Ratio(2)	71.1%	Taxes	$125,582	$41,861
Maturity Date LTV Ratio(2)	56.4%	Insurance	$134,903	$13,490
DSCR Based on Underwritten NOI / NCF	1.64x / 1.42x	FF&E(4)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.5% / 10.0%	Other(5)	$5,171,847	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$38,200,000	66.1%	Purchase Price	$49,500,000	85.7%
Principal’s New Cash Contribution	10,804,945	18.7	Reserves	5,432,332	9.4
Mezzanine Loan Amount(6)	5,800,000	10.0	Closing Costs	2,628,212	4.5
Other Sources	2,960,600	5.1	Mezzanine Loan Reserves(7)	205,000	0.4

Total Sources	$57,765,544	100.0%	Total Uses	$57,765,544	100.0%

(1)	The appraised value of $49,600,000 does not include the borrower’s interest in an adjacent retail parcel currently leased to LA Fitness. The appraised value for the interest of the retail parcel is $4,500,000.
(2)	The Cut-off Date LTV Ratio is calculated based on the “as-is” appraised value of $49,600,000 plus $4,148,183, the estimated cost of the related PIP. The Cut-off Date LTV Ratio for such Mortgage Loan based solely on the unadjusted Cut-off Date Balance is 77.0%.The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $59,400,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $49,600,000, is 67.6%.
(3)	The King of Prussia Hotel Portfolio Properties include the borrower’s interest in an adjacent retail parcel currently ground leased to LA Fitness. See “—Release of Collateral” below.
(4)	The King of Prussia Hotel Portfolio Loan documents require a monthly reserve for FF&E, in an amount equal to the greater of (a) the amount required by the franchisor and (b) one-twelfth of 4% of the annual gross income for the King of Prussia Hotel Portfolio Properties. See “—Escrows” below.
(5)	Other upfront reserves include a PIP reserve of $4,977,819, a seasonality reserve of $176,914 and a deferred maintenance reserve of $17,114. See “—Escrows” below.
(6)	See “—Existing Mezzanine Indebtedness” below.
(7)	A monthly seasonality reserve was funded at the origination of the King of Prussia Hotel Portfolio Mezzanine Loan in the amount of $205,000.

■	The Mortgage Loan. The mortgage loan (the “King of Prussia Hotel Portfolio Loan”) is evidenced by a note in the original principal amount of $38,200,000 and is secured by a first mortgage encumbering a 226-key full service hotel, an 80-key limited service hotel and a retail parcel located in King of Prussia, Pennsylvania (the “King of Prussia Hotel Portfolio Properties”). The King of Prussia Hotel Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on November 24, 2015 and represents approximately 3.3% of the Initial Pool Balance. The note evidencing the King of Prussia Hotel Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $38,200,000 and an interest rate of 5.02000% per annum. The proceeds of the King of Prussia Hotel Portfolio Loan were used to acquire the King of Prussia Hotel Portfolio Properties, pay closing costs and establish reserves.

The King of Prussia Hotel Portfolio Loan had an initial term of 84 months and has a remaining term of 82 months as of the Cut-off Date and requires monthly payments of interest only for 18 months and thereafter monthly payments of interest and principal sufficient to amortize the loan over a 25-year amortization schedule. The scheduled maturity date of the King of Prussia Hotel Portfolio Loan is the due date in December 2022. Provided that no event of default under the King of Prussia Hotel Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted (with prepayment in full of the related mezzanine loan) at any time on or after the first due date following the second anniversary of the securitization Closing Date. Partial defeasance is permitted in connection with a permitted partial release to satisfy the debt yield requirements for the partial release (see “—Release of Collateral” below). Voluntary prepayment of the King of Prussia Hotel Portfolio Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in September 2022. Except during the continuance of an event of default, any voluntary prepayment requires a pro rata payment of the mezzanine debt.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Properties. The King of Prussia Hotel Portfolio Properties consist of two hotels (“Crowne Plaza – King of Prussia Property” and “Fairfield Inn & Suites – King of Prussia Property”) and a site ground leased to LA Fitness situated adjacent to the King of Prussia Mall.

The 226-key, full service Crowne Plaza – King of Prussia Property was originally constructed in 1969 and most recently renovated in 2012. The hotel contains approximately 24,088 SF of meeting space and a full service restaurant. In 1995, an adjacent but separate hotel, the Fairfield Inn & Suites – King of Prussia Property, was constructed as overflow lodging for the main hotel. Both hotels were operated under the Holiday Inn flag until 2004 and 2008, respectively. The 80-key Fairfield Inn & Suites – King of Prussia Property is a limited service hotel and was renovated and rebranded under the Fairfield Inn flag in 2008. The Fairfield Inn & Suites – King of Prussia Property is located in a separate building but shares the amenities offered at the adjacent Crowne Plaza hotel which has historically been under the same ownership. The Crowne Plaza – King of Prussia Property’s and the Fairfield Inn & Suites – King of Prussia Property’s franchise agreements expire in November 2025 and June 2030, respectively.

The collateral also includes the borrower’s fee interest in an adjacent retail parcel currently ground leased to LA Fitness (the “Retail Parcel”). LA Fitness occupies the 2.5 story retail building under a ground lease expiring December 2017. The ground lease has a current ground rent of approximately $118,000 per year, but the income was not included in the underwritten cash flow as the Retail Parcel can be released from the lien of the King of Prussia Hotel Portfolio Loan subject to certain conditions under the King of Prussia Hotel Portfolio Loan documents. See “—Release of Collateral” below.

The following table presents certain information relating to the 2014 demand analysis with respect to the King of Prussia Hotel Portfolio Properties based on market segmentation, as provided in the appraisal for the King of Prussia Hotel Portfolio Properties:

2014 Accommodated Room Night Demand(1)

Properties	Commercial	Meeting and Group	Leisure
Fairfield Inn & Suites – King of Prussia Property	65.0%	20.0%	15.0%
Crowne Plaza – King of Prussia Property	40.0%	35.0%	25.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing 12-month September 30, 2015 penetration rates relating to the King of Prussia Hotel Portfolio Properties and various market segments, as provided in the September 2015 travel research report for the King of Prussia Hotel Portfolio Properties:

TTM September 30, 2015 Penetration Rates(1)

Properties	Occupancy	ADR	RevPAR
Fairfield Inn & Suites – King of Prussia Property	106.5%	116.5%	124.0%
Crowne Plaza – King of Prussia Property	110.0%	98.5%	108.4%

(1)	Source: September 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the King of Prussia Hotel Portfolio Properties:

Fairfield Inn & Suites – King of Prussia Property(1)

	2013	2014	TTM 9/30/2015
Occupancy	75.8%	74.8%	71.1%
ADR	$129.24	$127.26	$125.96
RevPAR	$97.99	$95.24	$89.51

Crowne Plaza – King of Prussia Property(1)

	2013	2014	TTM 9/30/2015
Occupancy	68.4%	66.7%	67.6%
ADR	$132.54	$133.48	$134.32
RevPAR	$90.71	$89.05	$90.76

(1)	Source: September 2015 travel research report.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the King of Prussia Hotel Portfolio Properties:

Cash Flow Analysis

	2012	2013	2014	TTM 10/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$9,721,853	$10,126,646	$9,965,840	$10,143,736	$10,143,736	$33,149
Food & Beverage Revenue	4,250,280	3,978,562	4,070,385	4,178,407	4,178,407	13,655
Other Revenue(1)	129,617	128,967	125,113	124,592	124,592	407
Total Revenue	$14,101,750	$14,234,175	$14,161,338	$14,446,735	$14,446,735	$47,212

Room Expense	$2,574,222	$2,635,988	$2,583,877	$2,567,017	$2,586,958	$8,454
Food & Beverage Expense	2,428,519	2,405,570	2,287,175	2,294,561	2,294,561	7,499
Telephone Expense	78,578	85,657	95,308	97,151	97,151	317
Total Departmental Expense	$5,081,319	$5,127,215	$4,966,360	$4,958,729	$4,978,670	$16,270
Total Undistributed Expense	4,382,619	4,479,725	4,381,164	4,433,514	4,439,816	14,509
Total Fixed Charges	562,863	589,958	618,494	608,336	628,664	2,054
Total Operating Expenses	$10,026,801	$10,196,898	$9,966,018	$10,000,579	$10,047,150	$32,834

Net Operating Income	$4,074,950	$4,037,277	$4,195,320	$4,446,156	$4,399,585	$14,378
FF&E	564,070	569,367	566,454	577,869	577,869	1,888
Net Cash Flow	$3,510,880	$3,467,910	$3,628,866	$3,868,287	$3,821,716	$12,489

(1)	Other Revenue consists of telephone revenue, no show income, rooftop lease income, valet revenues net of expense, vending commissions and other miscellaneous revenue sources.
■	Appraisal. According to the appraisal, the King of Prussia Hotel Portfolio Properties excluding the Retail Parcel had an “as-is” appraised value of $49,600,000 as of October 16, 2015 and are projected to have an “as stabilized” appraised value of $59,400,000 as of October 16, 2017 after the completion of the property improvement plan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to the Phase I environmental report, dated November 10, 2015, there are no recognized environmental conditions or recommendations for further action at the King of Prussia Hotel Portfolio Properties other than an operations and maintenance plan for asbestos, which was implemented in connection with the origination of the King of Prussia Hotel Portfolio Loan.
■	Market Overview and Competition. The King of Prussia Hotel Portfolio Properties are located in King of Prussia, Pennsylvania which is 21 miles northwest of the Philadelphia CBD. The immediate area around the King of Prussia Hotel Portfolio Properties is densely populated with commercial uses. The King of Prussia Hotel Portfolio Properties are situated directly across from the King of Prussia Mall, an approximately 2.4 million SF luxury mall with over 400 stores and restaurants anchored by tenants including Macy’s, Bloomingdale’s, Neiman Marcus and Nordstrom. The mall is a major demand driver for the meeting and group segment for the area’s hotels. Other local demand generators include 17.3 million SF of office space in the King of Prussia/Valley Forge office submarket, Valley Forge Casino Resort two miles away, and Worthington Steel Plant west of the King of Prussia Hotel Portfolio Properties. Worthington Steel Plant is being redeveloped into a major lifestyle center that when completed will be a 1.6 million SF, mixed-use development on 100 acres with 753 luxury residences, 745,000 SF of upscale retail and an estimated 185,000 SF of Class A office space.

According to the appraisal, the population was 5,617, 62,497 and 179,235 within the one-, three- and five- mile radius in 2015. The average household income was $100,408, $106,832 and $109,807 within the one-, three- and five- mile radius in 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following tables present certain information relating to historical occupancy, ADR and RevPAR at the King of Prussia Hotel Portfolio Properties and its competitive set, as provided in a market report for the King of Prussia Hotel Portfolio Properties:

Historical Statistics(1)

	Fairfield Inn & Suites – King of Prussia Property			Competitive Set			Penetration
	2013	2014	TTM 9/30/2015	2013	2014	TTM 9/30/2015	2013	2014	TTM 9/30/2015
Occupancy	75.8%	74.8%	71.1%	55.5%	61.9%	66.7%	136.7%	120.8%	106.5%
ADR	$129.24	$127.26	$125.96	$115.11	$109.72	$108.15	112.3%	116.0%	116.5%
RevPAR	$97.99	$95.24	$89.51	$63.86	$67.95	$72.18	153.5%	140.2%	124.0%

	Crowne Plaza – King of Prussia Property			Competitive Set			Penetration
	2013	2014	TTM 9/30/2015	2013	2014	TTM 9/30/2015	2013	2014	TTM 9/30/2015
Occupancy	68.4%	66.7%	67.6%	60.8%	61.8%	61.4%	112.7%	107.9%	110.0%
ADR	$132.54	$133.48	$134.32	$130.10	$134.23	$136.32	101.9%	99.4%	98.5%
RevPAR	$90.71	$89.05	$90.76	$79.04	$82.99	$83.74	114.8%	107.3%	108.4%

(1)	Source: September 2015 travel research report.

Fairfield Inn & Suites - King of Prussia Property Competitive Set(1)

Properties	Number of Rooms	Year Opened
Fairfield Inn & Suites - King of Prussia Property	80	1995
Best Western Plus The Inn @ King Of Prussia	168	1959
Holiday Inn Express & Suites King Of Prussia	155	1983
Hampton Inn Philadelphia King Of Prussia Valley Forge	147	1991
Comfort Inn Valley Forge National Park	121	1989
Springhill Suites Philadelphia Valley Forge King Of Prussia	131	2012
Total	802

Crowne Plaza - King of Prussia Property Competitive Set(1)

Properties	Number of Rooms	Year Opened
Crowne Plaza – King of Prussia Property	226	1969
Radisson Hotel Valley Forge	325	1985
Embassy Suites Philadelphia Valley Forge	229	1985
Doubletree Philadelphia Valley Forge	327	1971
Sheraton Hotel Valley Forge	180	1973
Desmond Hotel	194	1988
Hyatt House King Of Prussia	147	2011
Total	1,628

(1)	Source: September 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrower. The borrower is KOP Hotel XXXI Owner LP, a Pennsylvania limited partnership and a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the King of Prussia Hotel Portfolio Loan. The non-recourse carveout guarantors are David B. Pollin, Christopher F. Buccini and Robert E. Buccini who are the owners of The Buccini/Pollin Group, Inc. The Buccini/Pollin Group, Inc. is a privately-held, full-service real estate acquisition, development and management company with offices in Washington, DC, Wilmington, DE, Philadelphia, PA and Baltimore, MD. The company was formed in 1993, and develops and acquires hotel, office, residential, retail and parking properties in the Mid-Atlantic and Northeastern regions of the United States. The King of Prussia Hotel Portfolio Loan documents require the non-recourse carveout guarantors to maintain a minimum net worth and liquidity of $44,000,000 and $4,000,000, respectively, throughout the term of the King of Prussia Hotel Portfolio Loan.

■	Escrows. On the origination date, the borrower funded aggregate reserves of $5,432,332 with respect to the King of Prussia Hotel Portfolio Properties, comprised of: (i) $125,582 for real estate tax expenses, (ii) $134,903 for insurance expenses, (iii) $4,977,819 for property improvement plan (“PIP”) costs and expenses (the “PIP Reserve Funds”), (iv) $176,914 for a seasonality reserve and (v) $17,114 for deferred maintenance.

On each due date, the borrower is required to fund: (i) a hotel taxes reserve of all sales and occupancy taxes collected, (ii) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (iii) at the option of the lender, if the policy maintained by the borrower is not an approved blanket or umbrella policy under the King of Prussia Hotel Portfolio Loan documents or if the lender requires the borrower to obtain a separate policy, an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay insurance over the then succeeding 12-month period, (iv) a reserve for FF&E, in an amount equal to the greater of (a) the amount required by the franchisor and (b) one-twelfth of 4% of the annual gross income for the King of Prussia Hotel Portfolio Properties (either for the immediately preceding calendar year or projected for the calendar year, whichever is larger) as calculated according to the King of Prussia Hotel Portfolio Loan documents (the “FF&E Monthly Payment Amount”) and (v) a seasonality reserve to be collected in an amount equal to the applicable Seasonality Reserve Monthly Deposit.

A “Seasonality Reserve Monthly Deposit” means an amount equal to the lesser of (x) all amounts remaining in the cash management account after the deposits required pursuant to the King of Prussia Hotel Portfolio loan documents and (y) the excess of the Seasonality Annual Budget Amount over the amount then on deposit in the seasonality reserve account.

A “Seasonality Annual Budget Amount” means (i) prior to the monthly due date in April 2017, $176,914 and (ii) thereafter, an amount equal to 110% of the aggregate amounts by which operating income for the property for the calendar month is insufficient to establish a debt service coverage ratio of 1.00x for the twelve-month period, based on the then current seasonality annual budget, as determined by the lender, to be adjusted annually on April 1 of each calendar year by the lender.

■	Lockbox and Cash Management. The King of Prussia Hotel Portfolio Loan requires a hard lockbox in place at origination. Pursuant to the King of Prussia Hotel Portfolio Loan documents, the borrower is required to direct the manager to deposit all rents into the lockbox account during the term of the King of Prussia Hotel Portfolio Loan and all tenants and credit card companies to pay all rents and receivables, respectively, directly into the lockbox. All funds in the lockbox will be transferred on each business day to a lender-controlled cash management account, and, so long as no event of default under the King of Prussia Hotel Portfolio Loan documents is continuing, the funds are applied to pay debt service, operating expenses of the King of Prussia Hotel Portfolio Properties and to fund required reserves with respect to the King of Prussia Hotel Portfolio Loan and the King of Prussia Hotel Portfolio Mezzanine Loan, with all remaining excess cash then (i) so long as no King of Prussia Hotel Portfolio Trigger Period is then in effect, remitted on each payment date to the borrower’s operating account and (ii) if a King of Prussia Hotel Portfolio Trigger Period is then in effect, trapped in an excess cash account and held as additional collateral for the King of Prussia Hotel Portfolio Loan, unless the King of Prussia Hotel Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Trigger Period was caused solely by the occurrence of clause (A)(vii) of the King of Prussia Hotel Portfolio Trigger Period definition below, in which case the funds are transferred to a PIP reserve account. During the continuance of an event of default under the King of Prussia Hotel Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the King of Prussia Hotel Portfolio Loan and/or toward the payment of expenses of the King of Prussia Hotel Portfolio Properties, in such order of priority as the lender may determine.

A “King of Prussia Hotel Portfolio Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.10x including the King of Prussia Hotel Portfolio Mezzanine Loan, (iii) any monetary or material non-monetary default under any franchise agreement, (iv) the borrower or applicable franchisor giving notice that it is terminating any applicable franchise agreement, (v) the termination or cancellation of any franchise agreement (including a rejection in a bankruptcy or other insolvency proceedings) or expiring or otherwise failing to be in full force and effect, (vi) the property failing to be flagged and/or branded pursuant to a franchise agreement, (vii) if a King of Prussia Hotel Portfolio Franchise Renewal Event (defined below) has not occurred, the date that is one year prior to the scheduled expiration date of the applicable franchise agreement and (viii) the bankruptcy or other insolvency of the property manager; and (B) expiring upon (v) in the case of clause (i) above, the cure of such event of default, (w) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x including the King of Prussia Hotel Portfolio Mezzanine Loan for two consecutive calendar quarters, (x) in the case of clause (iii), (iv), (v) or (vi) above, either (1) the King of Prussia Hotel Portfolio Properties’ rebranding under a qualified franchise agreement in accordance with the King of Prussia Hotel Portfolio Loan documents or (2) the occurrence of the applicable King of Prussia Hotel Portfolio Franchise Trigger Cure Event, (y) in the case of clause (vii) above, the applicable King of Prussia Hotel Portfolio Franchise Renewal Event and (z) in the case of clause (viii) above, the replacement of the property manager with a qualified property manager under a qualified management agreement.

A “King of Prussia Hotel Portfolio Franchise Trigger Cure Event” means (i) the borrower has cured all monetary events of default and material non-monetary events of default (if any) under the applicable franchise agreement to the satisfaction of the applicable franchisor and the lender has received an acceptable estoppel or new franchise comfort letter from the applicable franchisor or reasonable evidence that such item has been cured, (ii) the applicable franchisor has re-affirmed the applicable franchise agreement as being in full force and effect and (iii) the property continues to be operated, “flagged” and branded pursuant to the applicable franchise agreement.

A “King of Prussia Hotel Portfolio Franchise Renewal Event” means (a) the lender has received written evidence that the borrower has either extended or renewed the applicable franchise agreement or entered into a qualified replacement franchise agreement expiring no sooner than three years after maturity of the King of Prussia Hotel Portfolio Loan and on terms and conditions acceptable to the lender, (b) the applicable franchise agreement or replacement franchise agreement, as applicable, is in full force and effect with no defaults and (c) if any new PIP is required in connection therewith, the amount of the PIP reserve funds on deposit in the PIP reserve account must equal at least the aggregate total of 120% of (i) the cost of any then-remaining PIP work and (ii) the cost of the new PIP work.

■	Properties Management. The King of Prussia Hotel Portfolio Properties are currently managed by Pollin/Miller Hospitality Strategies, Inc., an affiliate of the borrower. Under the King of Prussia Hotel Portfolio Loan documents, Pollin/Miller Hospitality Strategies, Inc. may not be replaced as the property manager of the King of Prussia Hotel Portfolio Properties by the borrower, except with a management company meeting certain criteria specified in the King of Prussia Hotel Portfolio Loan documents, including delivery to the lender of a rating agency confirmation. The lender has the right to require the borrower to replace the property manager if (i) the property manager is insolvent or a debtor in a bankruptcy or insolvency proceeding, (ii) an event of default exists under the King of Prussia Hotel Portfolio Loan or (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; provided, however, any gross negligence, fraud, willful misconduct or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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misappropriation of funds by an employee of the property manager should not be imputed to the property manager if: (A) such employee is not a principal of the property manager, (B) the property manager promptly terminates such employee’s employment with the property manager and (C) the property manager promptly reimburses the borrower for such misappropriation and/or any losses suffered by the borrower as a result of such gross negligence, fraud or willful misconduct.

■	Existing Mezzanine Indebtedness. Concurrently with the origination of the King of Prussia Hotel Portfolio Loan, Terra Income Fund 6, Inc. funded a mezzanine loan in the amount of $5,800,000 (the “King of Prussia Hotel Portfolio Mezzanine Loan”) to KOP Hotel XXXI Mezz LP, which is the direct owner of 100% of the limited partnership interests in the borrower and 100% of the limited liability company interests in the general partner of borrower. The King of Prussia Hotel Portfolio Mezzanine Loan accrues interest at an interest rate of 13.0000% per annum and is co-terminous with the King of Prussia Hotel Portfolio Loan. The rights and obligations of the respective holders of the King of Prussia Hotel Portfolio Loan and the King of Prussia Hotel Portfolio Mezzanine Loan are subject to an intercreditor agreement.

■	Additional Indebtedness. A $1,600,000 loan (the “King of Prussia Hotel Portfolio Key Money Debt”) was provided from Six Continents Hotels, Inc., an affiliate of the franchisor, to KOP Hotel XXXI Owner, LP, the borrower. The King of Prussia Hotel Portfolio Key Money Debt is unsecured and is guaranteed by Mid-Atlantic Hotel Portfolio Investors LLC, an affiliate of the borrower. The King of Prussia Hotel Portfolio Key Money Debt will become due and payable at the earliest of (i) the maturity of the King of Prussia Hotel Portfolio Key Money Debt loan on November 24, 2024, (ii) the termination of the franchise agreement other than in connection with a permitted transfer, (iii) an event of default under the King of Prussia Hotel Portfolio Key Money Debt Loan documents, or (iv) the direct or indirect transfer, disposition or sale of the King of Prussia Hotel Portfolio Property, provided, however, that if no event of default is continuing, the outstanding principal balance of the King of Prussia Hotel Portfolio Key Money Debt reduces annually to equal zero at the maturity of the King of Prussia Hotel Portfolio Key Money Debt. The King of Prussia Portfolio Key Money Debt bears no interest.

■	Release of Collateral. Provided no event of default under the King of Prussia Hotel Portfolio Loan has occurred and is continuing, the borrower has a one-time right after two years following the securitization Closing Date to obtain release of the Retail Parcel from the lien of the King of Prussia Hotel Portfolio Loan documents in conjunction with a transfer of the Retail Parcel out of the borrower’s ownership, subject to the satisfaction of certain conditions, including, among others: (i) no event of default has occurred and is continuing under the King of Prussia Hotel Portfolio Loan and (ii) the borrower has paid the mezzanine lender the lesser of the King of Prussia Hotel Portfolio Mezzanine Loan and the sales proceeds, and any applicable yield maintenance premium, and (iii) the debt yield at the time of notice of the release and after the release is equal to the greater of the debt yield as of the origination of the King of Prussia Hotel Portfolio Loan and the debt yield immediately prior to release (provided that the borrower may partially defease the King of Prussia Hotel Portfolio Loan in accordance with the provisions of the King of Prussia Hotel Portfolio Loan documents to meet the debt yield test). The Retail Parcel must also be on its own legal and tax parcel prior to the release occurring.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the King of Prussia Hotel Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected net operating income and fixed costs for the King of Prussia Hotel Portfolio Properties for a period continuing from the time of loss for a recovery period of eighteen months plus six months of extended coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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New York
PA
Trenton
NEW JERSEY
Philadelphia
Wilmington
Atlantic City
DEL
Atlantic Ocean
Farmingdale
Brick
Lakehurst
Toms River
Beachwood
Medford Lakes
Stafford Park
Hammonton
Tuckerton
Egg Harbor City
Port Republic
Atlantic City
Atlantic Ocean
Estell Manor
Corbin City
Ocean City
GARDEN STATE PKWY
ATLANTIC CITY EXPY
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Manahawkin, New Jersey	Cut-off Date Principal Balance	$31,166,265
Property Type	Retail	Cut-off Date Principal Balance per SF	$232.74
Size (SF) (1)	133,908	Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 12/1/2015(2)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/1/2015(2)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation(2)	2007-2016 / NAP	Mortgage Rate	4.92600%
Appraised Value	$44,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$3,287,819	Escrows
Underwritten Expenses	$621,068	Upfront	Monthly
Underwritten Net Operating Income (NOI)	$2,666,751	Taxes	$74,425	$18,606
Underwritten Net Cash Flow (NCF)	$2,506,062	Insurance	$43,344	$6,225
Cut-off Date LTV Ratio(3)	69.6%	TI/LC(4)	$0	$11,159
Maturity Date LTV Ratio(3)	57.1%	Replacement	$0	$2,790
DSCR Based on Underwritten NOI / NCF	1.34x / 1.26x	Deferred Maintenance	$19,855	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.0%	Other(5)	$5,427,760	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,200,000	100.0%	Loan Payoff	$24,738,532	79.3%
			Reserves	5,565,384	17.8
			Closing Costs	705,450	2.3
			Principal Equity Distribution	190,634	0.6
Total Sources	$31,200,000	100.0%	Total Uses	$31,200,000	100.0%

(1)	Five Below (8,175 SF) is currently under construction but is set to be completed in April 2016. The lease is set to commence in June 2016.
(2)	The Stafford Park Property has been 100% occupied since construction completion, as each tenant was built to suit their respective locations. Five Below is included in Total Occupancy and Owned Occupancy.
(3)	The cut-off date LTV and maturity date LTV are based on the “as-is” value. Appraiser also concluded an “as stabilized” value of $45,700,000 dated May 1, 2016. The “as stabilized” cut-off date LTV ratio is 68.2% and the “as stabilized” maturity date LTV ratio is 56.0%.
(4)	TI/LC reserve has a cap of $669,540.
(5)	Other upfront reserve represents a $1,046,000 Five Below construction reserve, a $81,760 Five Below tenant improvements reserve, and a $4,300,000 pilot program reserve See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Stafford Park Loan”) is secured by a first mortgage encumbering the borrowers’ fee simple interest in a 133,908 SF shadow anchored power center located in Manahawkin, New Jersey (the “Stafford Park Property”). The Stafford Park Loan has an outstanding principal balance as of the Cut-off Date of $31,166,265 and represents approximately 2.7% of the Initial Pool Balance. The Stafford Park Loan was originated by Cantor Commercial Real Estate Lending, L.P. on December 15, 2015 and has an interest rate of 4.92600% per annum. The borrowers utilized the proceeds of the Stafford Park Loan to refinance the existing debt on the Stafford Park Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Stafford Park Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 119 months with a 30-year amortization schedule and a scheduled maturity due date in January 2026. Voluntary prepayment of the Stafford Park Loan is prohibited prior to the due date in November 2025. Provided that no event of default under the Stafford Park Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the later of (a) the fourth anniversary of the first payment date, or (b) the date that is two years from the startup day.

■	The Mortgaged Property. The Stafford Park Property is a Class A, 133,908 SF, shadow anchored power center located in Manahawkin, New Jersey. The Stafford Park Property is 100.0% occupied and leased to a mix of seven national tenants, with an eighth tenant currently under construction. The Stafford Park Property has been 100.0% occupied since construction completion due to all of the tenants being first generation and having built to suit their respective spaces. The two largest tenants are Dick’s Sporting Goods (50,000 SF / 37.3% of NRA) and Best Buy (30,162 SF / 22.5% of NRA) and the inline tenants include PetSmart (20,443 SF / 15.3% of NRA), Ulta (10,789 SF / 8.1% of NRA) and Five Below (8,175 SF / 6.1% of NRA) which is currently under construction. In addition, there are three outparcels at the Stafford Park Property; which include, the Olive Garden (7,619 SF / 5.7% of NRA), Vitamin Shoppe (3,520 SF / 2.6% of NRA) and AT&T (3,200 SF / 2.4%), plus three additional

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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vacant outparcels that have not been underwritten and which are subject to release without payment of a release price.

In addition to being shadow anchored by Costco (152,000 SF) and Target (137,500 SF), the Stafford Park Property is part of a 370-acre mixed-use redevelopment project developed by the borrower sponsors. Once completed, the development is expected to include 677 housing units, 25,000 SF of office space, several governmental institutions and 650,000 SF of retail and recreational space.

The following table presents certain information relating to the tenants at the Stafford Park Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Dick’s Sporting Goods	NR / NR / NR	50,000	37.3%	$925,000	31.5%	$18.50	1/31/2019	4, 5-year options
Best Buy	BBB- / Baa1 / BB+	30,162	22.5	648,483	22.1	21.50	1/31/2019	3, 5-year options
PetSmart	NR / NR / NR	20,443	15.3	449,746	15.3	22.00	8/31/2018	4, 5-year options
Ulta	NR / NR / NR	10,789	8.1	291,060	9.9	26.98	2/28/2021	3, 5-year options
Vitamin Shoppe	NR / NR / NR	3,520	2.6	166,496	5.7	47.30	12/31/2019	2, 5-year options
AT&T	A- / Baa1 / BBB+	3,200	2.4	164,800	5.6	51.50	9/30/2020	2, 5-year options
Five Below(2)	NR / NR / NR	8,175	6.1	155,344	5.3	19.00	6/30/2026	2, 5-year options
Olive Garden (3)	NR / NR / NR	7,619	5.7	137,500	4.7	18.05	5/31/2021	4, 5-year options
Total Occupied		133,908	100.0%	$2,938,429	100.0%	$21.94
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. Tenants		133,908	100.0%	$2,938,429	100.0%	$21.94

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The borrower sponsors are in the process of building a new 8,175 box for Five Below, which is expected to be completed by April 2016. At origination, the lender escrowed approximately $1.0 million for a Five Below construction reserve. See “Escrows” below. The Five Below lease became effective May 8, 2015.
(3)	Olive Garden is a ground leased tenant. The borrowers own the land and the tenant owns its box.

The following table presents certain information relating to the lease rollover schedule at the Stafford Park Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	20,443	15.3	15.3%	449,746	15.3	22.00	1
2019	83,682	62.5	77.8%	1,739,979	59.2	20.79	3
2020	3,200	2.4	80.1%	164,800	5.6	51.50	1
2021	18,408	13.7	93.9%	428,560	14.6	23.28	2
2022	0	0.0	93.9%	0	0.0	0.00	0
2023	0	0.0	93.9%	0	0.0	0.00	0
2024	0	0.0	93.9%	0	0.0	0.00	0
2025	0	0.0	93.9%	0	0.0	0.00	0
2026	8,175	6.1	100.0%	155,344	5.3	19.00	1
Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	133,908	100.0%		$2,938,429	100.0%	$21.94	8

(1)     Calculated based on approximate square footage occupied by each tenant per the rent roll dated December 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy at the Stafford Park Property:

Historical Leased %(1)

2012	2013	2014	As of 12/1/2015
100.0%	100.0%	100.0%	100.0%

(1)	The Stafford Park Property was developed in stages between 2007 and 2016. Historical Occupancy reflects the occupancy based on the available square footage at that time. All of the tenants are first generation and built to suit their respective spaces.

■   Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stafford Park Property:

Cash Flow Analysis(1)

	2013	2014	TTM 9/30/2015	Underwritten(1)	Underwritten $ per SF
Base Rent	$2,678,648	$2,730,661	$2,743,271	$2,938,429	$21.94
Gross Up Vacancy	0	0	0	0	0.00
Gross Potential Rent	$2,678,648	$2,730,661	$2,743,271	$2,938,429	$21.94
Total Recoveries	488,039	610,184	575,663	522,433	3.90
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(173,043)	(1.29)
Effective Gross Income	$3,166,687	$3,340,845	$3,318,934	$3,287,819	$24.55
Total Operating Expenses	$498,839	$589,558	$507,969	$621,068	$4.64
Net Operating Income	$2,667,848	$2,751,287	$2,810,965	$2,666,751	$19.91
TI/LC	0	0	0	133,908	1.00
Capital Expenditures	0	0	0	26,782	0.20
Net Cash Flow	$2,667,848	$2,751,287	$2,810,965	$2,506,062	$18.71

(1)   Underwritten Base Rent is based on December 1, 2015 rent roll with rent steps taken for Ulta and Olive Garden.

■	Appraisal. According to the appraisal, the Stafford Park Property has an “as-is” appraised value of $44,800,000 as of an effective date of October 17, 2015 and an “as stabilized” appraised value of $45,700,000 as of May 1, 2016 which includes the completion of the Five Below construction.

■	Environmental Matters. The Phase I environmental report dated October 27, 2015 recommended no further action at the Stafford Park Property beyond continued compliance with CEA/RAP requirements including the performance of groundwater sampling and testing for compliance with remedial requirements of a remedial action permit.

■	Market Overview and Competition. The Stafford Park Property is situated in Stafford Township, Ocean County, New Jersey, in a suburban community that is commonly referred to as Manahawkin. Manahawkin is approximately 5 miles west of Barnegat Bay and the barrier island communities of Surf City, Ship Bottom, Long Beach Island and Beach Haven. The Stafford Park Property is located approximately 60 miles east of Metropolitan Philadelphia and about 80 miles south of New York City.

The surrounding area of the Stafford Park Property is mainly used for commercial purposes including “big box” retailers, restaurants and other commercial use properties such as the 130,000 SF. Home Depot Plaza and the 175,000 SF. Manahawkin Village Shopping Center. The Stafford Park Property is a part of Stafford Park, a mixed-use development site that is expected to include 677 housing units, and 25,000 SF. of office space.

The Stafford Park Property can be accessed via NJ Route 72, Route 9 and the Garden State Parkway. Route 72 is the main commercial corridor running through southern New Jersey and serves as the main service to the popular beach community, Long Beach Island. Within a five-mile radius of the Stafford Park Property, the 2015

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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population was 46,993 and the average household income was $81,745. The Ocean County retail market had an average occupancy of 90.0% as of the second quarter of 2015 and an average rental rate of $22.16.

Based on the appraised analysis of competitive property sets, the average vacancy rate is 5.4%. For comparable anchor and major tenant leases, the weighted average rental rate per SF is $13.80, which is below the weighted average of the Stafford Park Property’s anchor and major tenant weighted average rental rate of $20.78 per SF.

■	The Borrowers. The borrowers, Stafford Park Commercial LLC and Stafford Properties Urban Renewal, LLC, are both single purpose entities controlled by the Walters Group. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Stafford Park Loan. The non-recourse carveout guarantors are four individuals, Edward M. Walters, Jr., Timothy Regan, Joseph Del Duca and Gregory Walters, all of whom are involved with the Walters Group.

The Walters Group is a commercial and residential real estate service company that specializes in land planning, acquisitions, development, construction, marketing, management and environmental remediation. The Walters Group is active throughout southern New Jersey and Eastern Pennsylvania. Since its inception as single family custom home builders in 1984, the Walters Group has built over 1,300 homes, 608 apartments, 258 affordable housing units, a student housing project and 218,000 SF. of commercial space, excluding the Stafford Park development.

■	Escrows. On the origination date, the borrowers funded escrow reserves in the amounts of (i) $74,425 for real estate taxes, (ii) $43,344 for insurance premiums, (iii) $1,046,000 for the construction associated with the Five Below build out, shall be released to the borrowers for the reimbursement of construction costs incurred, with $300,000 retained until such time that Five Below is occupying its space and paying full, unabated rent in accordance with the terms of the loan documents, (iv) $81,760 for a Five Below tenant improvements allowance reserve, (v) $4,300,000 for a PILOT program reserve in the event that the financial agreement amendment is not approved by the town, which names CCRE or an affiliate as an approved lender to inherit the financial benefits of the PILOT program in the event of a foreclosure and (vi) $19,855 for a deferred maintenance reserve.

In addition, on each due date, the borrowers will be required to fund (i) 1/12 of the estimated annual real estate taxes, which currently equates to $18,606, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $6,225 (iii) $2,790 into a replacement reserve account and (iv) $11,159 into a rollover reserve account, which will be capped at $669,540 after August 31, 2018 so long as no Specified Lease Event has occurred.

A “Specified Lease Event” shall occur at such time, if ever Best Buy or Dick’s Sporting Goods give notice to the lender or borrower that they (i) are the subject of any bankruptcy action, (ii) have vacated, ceased operations, are not occupying or have given written notice of their intention to vacate, or (iii) have not effectively and timely given notice to the borrowers or otherwise performed all obligations then required to be performed by the tenant under their specified lease in order to renew the term therefor prior to the date that is 12 months prior to the expiration of the then current term of the lease.

■	Condominium. The borrowers intend to convert the Stafford Park Property into a condominium regime on or after January 28, 2016 where “Unit 1” (which consists of 126,289 SF of retail space currently leased to Dick’s Sporting Goods, Best Buy, PetSmart, Ulta, Five Below, Vitamin Shoppe and AT&T) and “Unit 5,” which is leased to Olive Garden, will each constitute a condominium unit and remain collateral for the Stafford Park Loan. The borrowers will maintain an 82% ownership interest in the condominium association. Upon such conversion, (i) the fee simple ownership interests will be transferred to new special purpose entities formed by the sponsor, which entities will assume the loan and (ii) the three undeveloped vacant outparcels that were not underwritten will be released from the Stafford Park Loan.

■	PILOT Program. The Stafford Park Property is subject to a payment in lieu of taxes (PILOT) program, which commenced in 2007 and expires no earlier than 2032. Under the PILOT program the property owner pays an annual service charge instead of real estate taxes. The initial service charge was based on 50% of the market tax

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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assessed and levied against the Stafford Park Property. Each successive year, the annual payment may be increased due to either (i) an increase in the annual local tax rate or (ii) a change in the formula used to determine the annual service charge following the 16th anniversary of the PILOT program agreement. Currently the PILOT program only allows for construction financing to encumber the Stafford Park Property, and in the event of foreclosure, to inherit the tax benefits of the PILOT program. The Stafford Park Loan is not construction financing, so in the event of foreclosure, the lender could lose the tax benefits of the PILOT program.

■	Lockbox and Cash Management. The Stafford Park Loan is structured with a hard lockbox and springing cash management. In place cash management will occur upon (i) an event of default, (ii) any bankruptcy action of the borrowers, principal, guarantor or property manager, (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain debt service coverage ratio of at least 1.20x or (iv) the occurrence of a Specified Lease Event.

■	Property Management. The Stafford Park Property is currently managed by RW Property Management Company, Inc., which is an affiliate of the borrower.

■	Release/Substitution of Collateral. The borrowers are permitted to obtain the release of the improved outparcel, Olive Garden, representing approximately 5.7% of the net rentable area (the “Olive Garden Outparcel”) at the Stafford Park Property from the Stafford Park Loan in connection with a partial defeasance after the permitted defeasance date provided certain conditions are satisfied including, (i) paying of a release price equal to the greater of (a) the net sale proceeds and (b) $2,125,000, (ii) the post-release debt service coverage ratio will not be less than the greater of (a) 1.30x and (b) the debt service coverage ratio in effect immediately prior to the release, (iii) the post-release loan to value ratio for the Stafford Park Property will not be greater than the lesser of (a) 68% and (b) the loan to value ratio in effect immediately prior to the release and (iv) satisfaction of the REMIC requirements.

The borrowers are permitted the substitution of the Olive Garden Outparcel upon 30 days’ notice to the lender provided that certain conditions set forth in the loan documents are satisfied including (i) delivery of a REMIC opinion, (ii) the aggregate loan to value ratio with respect to the Stafford Park Property (including the substitute property) is not greater than the aggregate loan to value ratio prior to the substitution as of the substitution date, and (iii) the debt service coverage ratio for the 12 full calendar months immediately preceding the substitution date is equal to or greater than the greater of (a) the debt service coverage ratio for the Stafford Park Property at closing of the Stafford Park Loan and (b) the debt service coverage ratio for the 12 full calendar months immediately preceding the property substitution.

The borrowers are also permitted to release three undeveloped vacant outparcels in conjunction with the creation of a condominium regime. See “Condominium” above.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an insurance for, among other forms of coverage, terrorism and acts of terrorism, subject to certain conditions under the related loan documents, so long as the lender determines that either (i) prudent owners of real estate comparable to the Stafford Park Property are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance. See “Risk Factors – Terrorism Insurance May Not Be Available for all Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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South Plains Mall
5702 and 6002 Slide Road
Lubbock, TX 79414
Lubbock
OKLAHOMA
TEXAS
Amarillo
Oklahoma City
Wichita Falls
Dallas-Fort Worth
Abilene
Midland
Snyder
Lamesa
Canyon
Childress
Paducah
Vernon
Seymour
Jacksboro
Stephenville
Perryton
Woodward
Perry
Elk City
NORTH BY NORTHWEST
LUBBOCK PRESTON SMITH INTERNATIONAL AIRPORT
Lubbock Heart Hospital
Texas Tech University
Museum of Texas Tech University
University Medical Center
Rawls College of Business
Jones AT&T Stadium
Overton Hotel and Conference Center
Walmart Supercenter
Lubbock Memorial Civic Center
Panhandle South Plains Fairgrounds
DOWNTOWN
Wells Fargo Amphitheatre
College of Arts and Sciences
BROADWAY
John Walker Soccer Complex
United Supermarkets Arena
Texas Tech Student Union
Lubbock Christian University
Covenant Medical Center
Covenant Children's Hospital
Grace Medical Center
Caprock Center
Venture Place
CAPROCK
BAYLESS ATKINS
Central Plaza
ERSKINE ST
KENT ST
CLOVIS RD
4TH ST
19TH ST
34TH ST
50TH ST
66TH ST
UNIVERSITY AVE
AVENUE Q
INDIANA AVE
QUAKER AVE
E SLATON RD
IDALOU RD
FM-1264
289
27
62
82
84
114
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Lubbock, Texas	Cut-off Date Principal Balance(5)	$30,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)	$203.35
Size (SF)(1)	983,517	Percentage of Initial Pool Balance	2.6%
Total Occupancy as of 9/30/2015(1)(2)	97.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/30/2015(2)	96.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972 / 2015	Mortgage Rate	4.22050%
Appraised Value	$368,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$26,228,590
Underwritten Expenses	$7,820,045	Escrows(6)
Underwritten Net Operating Income (NOI)	$18,408,546	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,437,338	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	54.3%	Insurance	$0	$0
Maturity Date LTV Ratio(3)(4)	50.1%	Replacement Reserve	$517,000	$0
DSCR Based on Underwritten NOI / NCF(3)	2.15x / 2.04x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.2% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$200,000,000	100.0%	Principal Equity Distribution(7)	$197,987,407	99.0%
Closing Costs	1,495,593	0.7
Reserves	517,000	0.3

Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)	Size (SF) does not include 143,700 SF for Sears which is not part of the collateral (SF inclusive of Sears is 1,127,217 SF). Home Depot (not part of the collateral) is also excluded from Size (SF) and Total Occupancy as it is a free-standing box with limited available information. Home Depot pays the borrower for common area maintenance, and the borrower does not own the related fee simple or leasehold interest.

(2)	Total Occupancy and Owned Occupancy include 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding this tenant are 96.9% and 96.4%, respectively.

(3)	Calculated based on the aggregate outstanding principal balance of the South Plains Mall Loan Combination.

(4)	The Maturity Date LTV Ratio is calculated utilizing the “prospective market value upon stabilization” appraised value of $399,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 54.3%. See ”—Appraisal” below.

(5)	The Cut-off Date Principal Balance of $30,000,000 represents a non-controlling note A-3 of a $200,000,000 loan combination evidenced by three pari passu notes. The controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $70,000,000, was contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) securitization transaction and the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $100,000,000, was contributed to the Citigroup Commercial Mortgage Trust 2015-GC35, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35 (“CGCMT 2015-GC35”) securitization transaction.

(6)	See “—Escrows” below.

(7)	At origination, the South Plains Mall Property was unencumbered, and the proceeds from the South Plains Mall Loan Combination were used to recapitalize the borrower sponsor. The borrower repaid senior debt related to the South Plains Mall Property of approximately $77.7 million in November 2014 and mezzanine debt of $27.3 million related to the South Plains Mall Property in February 2014.

■	The Mortgage Loan. The mortgage loan (the “South Plains Mall Loan”) is part of a loan combination structure (the “South Plains Mall Loan Combination”) comprised of three pari passu notes that are collectively secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Lubbock, Texas (the “South Plains Mall Property”). The South Plains Mall Loan (evidenced by note A-3), which represents a non-controlling interest in the South Plains Mall Loan Combination, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and represents approximately 2.6% of the Initial Pool Balance. The related companion loans (the “South Plains Mall Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $170,000,000 and are evidenced by note A-1 and note A-2. Note A-1, which represents the controlling interest in the South Plains Mall Loan Combination, was contributed to the GSMS 2015-GS1 securitization transaction. Note A-2, which represents a non-controlling interest in the South Plains Mall Loan Combination, was contributed to the CGCMT 2015-GC35 securitization transaction. The South Plains Mall Loan Combination, was originated by Goldman Sachs Mortgage Company on October 23, 2015. The South Plains Mall Loan Combination has an original principal balance of $200,000,000 and each note has an interest rate of 4.22050% per annum. The borrower utilized the proceeds of the South Plains Mall Loan Combination to recapitalize the borrower sponsor, fund reserves and pay loan origination costs.

The South Plains Mall Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The South Plains Mall Loan requires interest only payments during its term. The scheduled maturity date of the South Plains Mall Loan is the due date in November 2025. The South Plains Mall Loan may

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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be voluntarily prepaid on or after the due date in March 2018 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the South Plains Mall Loan is permitted on and after August 6, 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The South Plains Mall Property is a 983,517 SF of an approximately 1.1 million SF super regional mall located in Lubbock, Texas. The South Plains Mall Property is located along the Loop 289 Freeway, approximately six miles southwest of the Lubbock Central Business District and five miles south of Texas Tech University which has approximately 35,000 enrolled students as of the Fall 2014 academic semester. The South Plains Mall Property was constructed in 1972 and is currently undergoing a $24 million renovation program that is anticipated to be completed by mid-2016 and is expected to include new mall entrances, common area upgrades, new mall signage, skylights, kiosks and public restroom additions/renovations. The South Plains Mall Property is anchored by Dillard’s Women, Dillard’s Men’s & Children, JCPenney, Barnes & Noble, Premiere Cinemas, Bealls, Sears (not included in the collateral) and a free-standing Home Depot (not included in the collateral). Collateral for the South Plains Mall Loan includes three ground leased tenants (Bealls (GL), Olive Garden and Raising Cane’s Chicken Fingers), for which the borrower owns the land and the tenants own their boxes. Per the borrower, the South Plains Mall Property generates sales of approximately $472 per SF for tenants occupying less than 10,000 SF for a period of at least 12 months and an occupancy cost of 14.4% as of September 30, 2015. As of September 30, 2015, the Total Occupancy (excluding Home Depot) was 97.0% and Owned Occupancy (excluding Home Depot and Sears) was 96.6%.

Damage to the roof and skylights was caused by a snow storm in late December 2015 at the South Plains Mall Property. As of January 22, 2016, all tenants are open and operating. Repairs have begun and are expected to be completed in early 2016. The aggregate preliminary repair costs are estimated to be approximately $1 million (which is below the $2 million casualty threshold in the South Plains Mall Loan documents), and insurance is expected to fully cover such costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the anchor and junior anchor tenants (of which certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Premiere Cinemas(4)	NR / NR / NR	61,796	5.5%	Yes	$1,270,651	$20.56	4/30/2032	$362,654	20.0%	NA
Dillard’s Women	BBB- / Baa3 / BBB-	162,755	14.4	Yes	$1,131,623	$6.95	1/31/2017	$227.47	2.5%	3, 5-year options
JCPenney(5)	B- / NR / CCC+	218,518	19.4	Yes	$996,846	$4.56	7/31/2017	$100.66	3.7%	2, 5-year options
Barnes & Noble	NR / NR / NR	33,411	3.0	Yes	$692,074	$20.71	1/31/2020	$200.26	9.4%	2, 5-year options
Dillard’s Men’s & Children	BBB- / Baa3 / BBB-	93,949	8.3	Yes	$648,733	$6.91	1/31/2017	$183.02	3.3%	3, 5-year options
Bealls (GL)(6)	NR / NR / NR	40,000	3.5	Yes	$347,997	$8.70	1/31/2022	$100.27	7.8%	NA
Sears	C / Caa3 / CCC+	143,700	12.7	No	$171,188	$1.19	6/30/2046	$103.69	0.1%	NA
Home Depot(7)	A / A2 / A	NA	NA	No	$11,200	NA	12/31/2040	NA	NA	NA
Total Anchors		754,129	66.9%

Jr. Anchors
Forever 21	NR / NR / NR	15,419	1.4%	Yes	$773,779	$50.18	2/28/2018	$221.72	20.6%	NA
A’GACI	NR / NR / NR	14,427	1.3	Yes	$594,513	$41.21	1/31/2024	$143.75	27.1%	NA
Boot Barn	NR / NR / NR	19,071	1.7	Yes	$352,840	$18.50	7/31/2024	$104.89	16.3%	2, 5-year options
Shoe Dept. Encore	NR / NR / NR	16,616	1.5	Yes	$224,876	$13.53	3/31/2023	$138.83	8.6%	NA
Party City	NR / NR / NR	10,500	0.9	Yes	$224,166	$21.35	10/31/2017	$293.88	6.5%	NA
Total Jr. Anchors		76,033	6.7%

In-Line(8)		251,378	22.3%	Yes	$15,127,495	$60.18
Food Court		10,605	0.9%	Yes	$1,111,389	$104.80
Kiosks		1,306	0.1%	Yes	$697,194	$533.84
Storage		NA	NA	Yes	$18,737	NA
Vacant		33,766	3.0%	NA	$0	$0.00

Total Owned SF		983,517	87.3%
Total SF		1,127,217	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower, and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported, sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on a per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figures presented are on a trailing-12 month basis as of August 31, 2015.

(4)	The Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	Bealls is a ground leased tenant. The borrower owns the land and the tenant owns its box.

(7)	Home Depot is a free-standing box with limited available information. The borrower does not own the related fee simple or leasehold interest.

(8)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Premiere Cinemas(4)	NR / NR / NR	61,796	6.3%	$865,785	6.2%	$14.01	4/30/2032	$362,654.00	20.0%	NA
Barnes & Noble	NR / NR / NR	33,411	3.4	585,000	4.2	17.51	1/31/2020	$200.26	9.4%	2, 5-year options
A’GACI	NR / NR / NR	14,427	1.5	562,869	4.0	39.02	1/31/2024	$143.75	27.1%	NA
JCPenney(5)	B- / NR / CCC+	218,518	22.2	404,945	2.9	1.85	7/31/2017	$100.66	3.7%	2, 5-year options
Kay Jewelers	NR / NR / NR	1,505	0.2	360,706	2.6	239.67	12/31/2024	$2,737.92	9.9%	NA
Zales	NR / NR / NR	1,597	0.2	338,215	2.4	211.78	5/31/2018	$2,294.71	10.5%	NA
Dillard’s Women(6)	BBB- / Baa3 / BBB-	162,755	16.5	325,510	2.3	2.00	1/31/2017	$227.47	2.5%	3, 5-year options
Forever 21	NR / NR / NR	15,419	1.6	301,996	2.2	19.59	2/28/2018	$221.72	20.6%	NA
Victoria’s Secret	NR / NR / NR	7,695	0.8	291,833	2.1	37.93	1/31/2025	$586.94	10.8%	NA
Journeys	NR / NR / NR	2,323	0.2	273,107	2.0	117.57	6/30/2023	$881.51	16.8%	NA
Ten Largest Owned Tenants		519,446	52.8%	$4,309,967	30.8%	$8.30
Remaining Owned Tenants(7)		430,305	43.8	9,684,892	69.2	22.51
Vacant Spaces (Owned Space)		33,766	3.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		983,517	100.0%	$13,994,859	100.0%	$14.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower, and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported, sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on a per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figures presented are on a trailing-12 month basis as of August 31, 2015.

(4)	The Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	In addition to Dillard’s Women, Dillard’s Men’s & Children occupies a separate box for 93,949 SF, with a lease expiring on January 31, 2017 and a base rent of $2.42 per SF.

(7)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the South Plains Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	11,655	1.2	1.2%	293,091	2.1%	$25.15	5
2016	54,373	5.5	6.7%	1,334,959	9.5	24.55	26
2017	514,914	52.4	59.1%	2,541,648	18.2	4.94	16
2018	45,123	4.6	63.7%	1,699,615	12.1	37.67	14
2019	18,559	1.9	65.5%	1,084,033	7.7	58.41	11
2020	69,751	7.1	72.6%	1,461,452	10.4	20.95	8
2021(2)	13,161	1.3	74.0%	542,413	3.9	41.21	8
2022	54,105	5.5	79.5%	839,507	6.0	15.52	6
2023	32,821	3.3	82.8%	755,415	5.4	23.02	4
2024	38,250	3.9	86.7%	1,352,914	9.7	35.37	6
2025	32,519	3.3	90.0%	1,152,526	8.2	35.44	6
2026 & Thereafter	64,520	6.6	96.6%	937,285	6.7	14.53	2
Vacant	33,766	3.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	983,517	100.0%		$13,994,859	100.0%	$14.74	112

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

(2)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the South Plains Mall Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	95.3%	94.4%	97.7%

(1)	As provided by the borrower, and represents in place occupancy including tenants with executed leases but that have not yet opened for business as of December 31 for the indicated year, and excluding Home Depot and Sears.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the South Plains Mall Property:

Cash Flow Analysis(1)

	2013(2)(3)	2014(2)(3)	TTM 8/31/2015(2)(3)	Underwritten(4)(5)	Underwritten $ per SF
Base Rent	$12,462,233	$13,320,001	$13,865,909	$13,994,859	$14.23
Overage Rent	1,074,864	1,065,653	1,025,600	978,757	1.00
Kiosk/ Temp/ Specialty Rent	1,641,451	1,459,381	1,311,668	1,311,668	1.33
Other Rental Revenue	379,931	432,311	488,456	488,456	0.50
Total Reimbursement Revenue	8,776,364	9,134,025	9,015,231	9,421,686	9.58
Gross Up Vacancy	0	0	0	2,741,110	2.79
Other Income	102,377	135,655	33,165	33,165	0.03
Gross Revenue	$24,437,219	$25,547,026	$25,740,028	$28,969,700	$29.46

Vacancy & Credit Loss	(211,032)	(250,120)	(62,958)	(2,741,110)	(2.79)
Effective Gross Income	$24,226,187	$25,296,906	$25,677,070	$26,228,590	$26.67

Total Operating Expenses	$7,442,358	$7,662,895	$7,387,822	$7,820,045	$7.95

Net Operating Income	$16,783,830	$17,634,011	$18,289,248	$18,408,546	$18.72
TI/LC	0	0	0	597,152	0.61
Capital Expenditures	0	0	0	374,056	0.38
Net Cash Flow	$16,783,830	$17,634,011	$18,289,248	$17,437,338	$17.73

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy & Credit Loss line item for 2013, 2014 and TTM 8/31/2015 represents reserves for bad debt and tenant rent abatements. Historical capital expenditures, tenant improvements and leasing costs for years 2013, 2014 and the TTM 8/31/2015 have been excluded for presentation purposes.

(3)	Historical presentation and the underwritten cash flow exclude income and expenses on the Premiere Cinemas pad related to a ground lease previously in place that was collapsed at origination.

(4)	Underwritten Base Rent is based on contractual rents as of September 30, 2015 and rent steps through December 31, 2016. Underwritten Base Rent also includes the Base Rent for Spring Mobile, AT&T Authorized Retailer that has executed a lease but is not yet open for business or begun paying rent. We cannot assure this tenant will take occupancy or begin paying rent as anticipated or at all.

(5)	The Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

■	Appraisal. According to the appraisal, the South Plains Mall Property had an “as-is” appraised value of $368,000,000 as of September 7, 2015 and a “prospective market value upon stabilization” appraised value of $399,000,000 as of September 1, 2016, after “modest lease up” and renovation completion over the next 12 months.

■	Environmental Matters. According to a Phase I environmental report, dated September 2015, there are no recognized environmental conditions or recommendations for further action at the South Plains Mall Property.

■	Market Overview and Competition. The South Plains Mall Property is located in the city of Lubbock in the West Texas Panhandle. The South Plains Mall Property’s primary trade area spans 25 miles; however, the South Plains Mall Property draws from up to 50 miles due to its regional accessibility and limited competition. As of 2014, the population within the trade area of the South Plains Mall Property was estimated to be approximately 305,892, with an average household income of $61,121. The South Plains Mall is the only enclosed mall within a 100-mile plus radius, and the closest regional malls are located in Amarillo, Midland and Odessa. Local competition consists of power centers and lifestyle centers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the South Plains Mall Property:

Competitive Set(1)

	South Plains Mall	Central Plaza	South Plains Crossing	Canyon West Shopping Center	Lubbock Parkade	South Plains Plaza	Kingsgate Center North
Distance from Subject	-	0.2 miles	0.2 miles	2.5 miles	1.0 miles	0.2 miles	1.5 miles
Property Type	Super Regional Mall	Power Center	Power Center	Power Center	Power Center	Power Center	Lifestyle Center
Year Built	1972	1979	1996	2006	1985	1994	1986
Total GLA	1,127,217	151,351	162,996	781,822	182,241	155,351	143,825
Total Occupancy	97.0%	100%	100%	100%	97%	95%	100%
Notable Tenants	Sears, Dillard’s Women, Dillard’s Men’s & Children, JCPenney and Bealls	Bed Bath & Beyond, Old Navy, Staples and Shoe Carnival	Hobby Lobby, Spec’s Liquor, Red Raider Outfitters and Eyemart Express	Target, Ross Dress for Less, Burlington Coat Factory and Sam’s Club	SteinMart, Mardel, TJ Maxx and Hancock Fabrics	PetsMart, Office Max, Michael’s and Rooms-to-Go	Talbots, Sprouts, Malouf’s and Rooms-to-Go

(1)	Source: Appraisal.

■	The Borrower. The borrower is Macerich South Plains LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the South Plains Mall Loan. Pacific Premier Retail Trust LLC, an indirect owner of the borrower, is the non-recourse carveout guarantor under the South Plains Mall Loan.

Pacific Premier Retail Trust LLC is 60% indirectly owned by The Macerich Company (“Macerich”) (NYSE: MAC) and 40% indirectly owned by RPM JV LLC, a subsidiary of GIC (Realty) Private Limited (formerly known as the Government of Singapore Investment Corporation). Macerich is a publicly traded real estate investment trust headquartered in Santa Monica, California. Macerich is an S&P 500 company and the third-largest owner by market value and operator of shopping centers in the United States. Macerich’s portfolio includes 51 regional shopping centers and eight community/power shopping centers aggregating approximately 55 million SF of GLA. As of September 30, 2015, the portfolio was 95.4% occupied and had sales of $630 per SF. Macerich was founded in 1972. Macerich had an equity market capitalization of $13 billion and enterprise value/total market capitalization of approximately $20.5 billion as of the third quarter of 2015. GIC is a global investment firm with over $100 billion in assets under management. GIC has investments in over 40 countries and has been investing in emerging markets for more than two decades. Headquartered in Singapore, GIC employs over 1,200 people across 10 offices in key financial cities worldwide.

■	Escrows. On the origination date of the South Plains Mall Loan, the borrower funded an escrow reserve in the amount of $517,000 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period unless no South Plains Mall Trigger Period is then in effect and the borrower provides evidence that taxes continue to be timely paid, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period unless no event of default is occurring and the insurance is maintained under a blanket policy, and (iii) during a South Plains Mall Trigger Period, (a) a tenant improvements and leasing commissions reserve in an amount equal to $42,358 (capped at $508,298) and (b) a replacement reserve in an amount equal to $10,589 (capped at $127,068).

A “South Plains Mall Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the South Plains Mall Loan documents) for the trailing 12-month period (as of the last day of any calendar quarter) falling below 1.40x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is greater than 1.40x or (ii) commencing upon the occurrence of an event of default under the South Plains Mall Loan and ending when such event of default is no longer continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The South Plains Mall Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. So long as no South Plains Mall Trigger Period is continuing, the borrower will have access to the funds deposited into the lockbox account and may utilize the lockbox account as its operating account. Upon the occurrence and during the continuance of a South Plains Mall Trigger Period, the borrower will have no further access to funds in the lockbox account, and such funds (less any minimum peg balance, not to exceed $50,000) are required to be swept on a weekly basis and on the second business day preceding each due date into the lender-controlled cash management account. On each due date during a South Plains Mall Trigger Period, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The South Plains Mall Property is currently managed by Macerich Management Company. Under the South Plains Mall Loan documents, the South Plains Mall Property is required to remain managed by certain managers meeting financial and experience criteria set forth in the related loan documents or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the South Plains Mall Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy.

■	Release of Collateral. The borrower is permitted to obtain the release of a non-income producing vacant portion of the South Plains Mall Property at any time, subject to the satisfaction of certain conditions, including that: (i) no event of default under the South Plains Mall Loan is then continuing and the release will not cause an event of default to occur and (ii) the borrower delivers a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the South Plains Mall Property (plus loss of rents and/or business interruption insurance for a period beginning on the date of casualty and continuing until the restoration of the South Plains Mall Property is completed or the expiration of 24 months, whichever first occurs). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the South Plains Mall Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the annual insurance premium that is payable at that time in respect of the property, loss of rents/business interruption, general liability and umbrella liability insurance required under the related loan documents. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the South Plains Mall Property are separately allocated to the South Plains Mall Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	24	Loan Seller		GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance(2)		$27,384,375
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$133.82
Size (SF)	409,258	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/1/2015	91.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2015	91.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001-2013 / NAP	Mortgage Rate		4.90600%
Appraised Value	$73,025,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsor(3)	David G. Chandler and Darell Ray Pierce
Underwritten Revenues	$8,236,348
Underwritten Expenses	$3,058,707	Escrows
Underwritten Net Operating Income (NOI)	$5,177,641		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,718,236	Taxes	$151,195	$60,697
Cut-off Date LTV Ratio(1)	75.0%	Insurance	$66,863	$13,546
Maturity Date LTV Ratio(1)	63.1%	Replacement Reserve(4)	$0	$13,382
DSCR Based on Underwritten NOI / NCF(1)	1.48x / 1.35x	TI/LC(5)	$0	$34,105
Debt Yield Based on Underwritten NOI / NCF(1)	9.5% / 8.6%	Other(6)	$572,966	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$54,768,750	98.5%	Loan Payoff	$53,032,333	95.4%
Principal’s New Cash Contribution	811,256	1.5	Closing Costs	1,756,648	3.2
			Reserves	791,025	1.4

Total Sources	$55,580,006	100.0%	Total Uses	$55,580,006	100.0%

(1)	Calculated based on the aggregate balance of the GSA Portfolio Loan Combination.

(2)	The Cut-off Date Principal Balance of $27,384,375 represents the non-controlling note A-2 of a $54,768,750 loan combination evidenced by two pari passu notes. The companion loan, evidenced by the controlling note A-1 with a Cut-off Date principal balance of $27,384,375 was contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 securitization transaction.

(3)	David G. Chandler and Darell Ray Pierce are the non-recourse carveout guarantors under the GSA Portfolio Loan.

(4)	Replacement reserve is capped at $481,735.

(5)	TI/LC reserve is capped at $1,227,774.

(6)	Other upfront reserves represent a TI/LC and Capital Expenditure holdback ($500,000), and a deferred maintenance reserve ($72,966).

The following table presents certain information relating to the GSA Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Year Built	Appraised Value(1)	UW NCF(1)
Mobile	Mobile	AL	$3,787,500	50,816	100.0%	2002	$10,100,000	$733,585
Savannah	Savannah	GA	3,075,000	35,938	100.0%	2007	8,200,000	450,484
Covington	Covington	GA	2,100,000	32,543	69.2%	2010	5,600,000	438,195
Nashville	Nashville	TN	1,687,500	18,575	100.0%	2009	4,500,000	308,578
Memphis - Midtown	Memphis	TN	1,425,000	21,250	100.0%	2003	3,800,000	245,906
Atlanta	College Park	GA	1,312,500	22,100	100.0%	2006	3,500,000	201,858
Tallahassee	Tallahassee	FL	1,181,250	25,306	50.0%	2010	3,150,000	129,774
Elizabethtown	Elizabethtown	KY	1,162,500	12,215	100.0%	2003	3,100,000	198,608
Greenville	Greenville	NC	1,087,500	13,775	100.0%	2003, 2013	2,900,000	212,131
Birmingham	Birmingham	AL	1,012,500	16,544	100.0%	2004	2,700,000	171,298
Paducah	Paducah	KY	975,000	23,000	50.0%	2008	2,600,000	171,226
Little Rock	Little Rock	AK	956,250	23,495	100.0%	2002	2,550,000	127,590
Huntsville	Huntsville	AL	918,750	13,000	100.0%	2008	2,450,000	167,475
Columbus	Columbus	MS	900,000	10,377	100.0%	2002	2,400,000	157,189
Memphis - North	Memphis	TN	787,500	12,545	100.0%	2005	2,100,000	132,353
Frankfort	Frankfort	KY	787,500	14,124	100.0%	2004	2,100,000	146,498
Henderson	Henderson	NC	675,000	8,668	100.0%	2004, 2013	1,800,000	98,649
Gadsden	Gadsden	AL	637,500	10,000	100.0%	2007	1,700,000	124,407
Bessemer	Bessemer	AL	543,750	8,600	100.0%	2007	1,450,000	90,072
Richmond	Richmond	KY	543,750	7,189	100.0%	2002	1,450,000	84,022
Tullahoma	Tullahoma	TN	525,000	8,280	100.0%	2002	1,400,000	101,146
Fairhope	Fairhope	AL	525,000	7,587	100.0%	2002	1,400,000	80,254
Lawrenceburg	Lawrenceburg	TN	468,750	6,260	100.0%	2001	1,250,000	82,047
Moss Point	Moss Point	MS	309,375	7,071	100.0%	2001	825,000	64,892
Total / Wtd. Avg.			$27,384,375	409,258	91.7%		$73,025,000	$4,718,236

(1)	Based on the GSA Portfolio Loan Combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the GSA Portfolio Properties:

Ten Largest Tenants on Underwritten Base Rent

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Social Security Administration - Mobile	AAA / Aaa / AA+	50,816	12.4%	$877,592	13.6%	$17.27	7/14/2018	NA
Office of Disability Adjudication and Review - Savannah	AAA / Aaa / AA+	17,969	4.4	417,152	6.5	23.22	6/30/2018	NA
Office of Disability Adjudication and Review - Covington	AAA / Aaa / AA+	16,543	4.0	412,748	6.4	24.95	8/31/2020	NA
Social Security Administration - Nashville	AAA / Aaa / AA+	18,575	4.5	399,363	6.2	21.50	7/31/2019	NA
Office of Disability Adjudication and Review - Tallahassee	AAA / Aaa / AA+	12,653	3.1	366,304	5.7	28.95	10/31/2020	NA
Customs Enforcement - Atlanta	AAA / Aaa / AA+	22,100	5.4	342,992	5.3	15.52	9/30/2016	NA
Pardons/Parole - Savannah	AAA / Aaa / AA+	17,969	4.4	339,880	5.3	18.91	6/30/2016	3, 1-year options
Social Security Administration - Memphis Midtown	AAA / Aaa / AA+	21,250	5.2	279,806	4.3	13.17	5/31/2020	NA
Office of Disability Adjudication and Review - Paducah	AAA / Aaa / AA+	11,500	2.8	269,675	4.2	23.45	11/30/2018	NA
Military Entrance Processing Station - Little Rock	AAA / Aaa / AA+	23,495	5.7	263,954	4.1	11.23	5/31/2017	NA
Ten Largest Tenants		212,870	52.0%	$3,969,467	61.4%	$18.65
Remaining Tenants(3)		162,223	39.6	2,491,937	38.6	15.36
Vacant		34,165	8.3	0	0.0	0.00
Totals / Wtd. Avg. Tenants		409,258	100.0%	$6,461,403	100.0%	$17.23

(1)	Each of the tenants listed has the right to terminate its lease upon 60 days’ notice except for Pardons/Parole – Savannah which has the right to terminate its lease upon 45 days’ notice.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	All remaining tenants have the right to terminate their respective leases upon 60 or 90 days’ notice, and in some cases, beginning on a certain date.

The following table presents certain information relating to the lease rollover schedule for the GSA Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	40,069	9.8	9.8%	682,872	10.6	17.04	2
2017	76,806	18.8	28.6%	1,129,968	17.5	14.71	6
2018	80,285	19.6	48.2%	1,564,419	24.2	19.49	3
2019	35,119	8.6	56.8%	634,287	9.8	18.06	2
2020	62,991	15.4	72.1%	1,255,853	19.4	19.94	4
2021	4,088	1.0	73.1%	69,496	1.1	17.00	1
2022	22,420	5.5	78.6%	330,920	5.1	14.76	4
2023	44,647	10.9	89.5%	664,434	10.3	14.88	4
2024	8,668	2.1	91.7%	129,153	2.0	14.90	1
2025	0	0.0	91.7%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	91.7%	0	0.0	0.00	0
Vacant	34,165	8.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	409,258	100.0%		$6,461,403	100.0%	$17.23	27

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy for the GSA Portfolio:

Historical Leased %(1)

2013	2014	TTM 8/31/2015
91.6%	91.6%	91.6%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the GSA Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 8/31/2015	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$8,869,937	$8,843,769	$8,833,696	$6,461,403	$15.79
Gross Up Vacancy	0	0	0	708,123	1.73
Total Rent	$8,869,937	$8,843,769	$8,833,696	$7,169,526	$17.52
Total Reimbursables(4)	71,035	76,092	71,538	2,129,049	5.20
Other Income(5)	0	0	0	(27,783)	(.07)
Less Vacancy & Credit Loss	0	0	0	(1,034,444)	(2.53)
Effective Gross Income	$8,940,972	$8,919,861	$8,905,235	$8,236,348	$20.13

Total Operating Expenses	$2,955,154	$3,032,972	$3,110,184	$3,058,707	$7.47

Net Operating Income	$5,985,818	$5,886,890	$5,795,051	$5,177,641	$12.65
TI/LC	0	0	0	299,294	0.73
Capital Expenditures	0	0	0	160,112	0.39
Net Cash Flow	$5,985,818	$5,886,890	$5,795,051	$4,718,236	$11.53

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 1, 2015 and contractual rent steps through November 1, 2015.

(3)	Underwritten net cash flow assumes market vacancy for the submarkets in which the GSA Portfolio Properties are located.

(4)	Historically, the borrower does not separate operating rent from base rent. Underwritten reimbursables reflects the contractual operating rent with CPI adjustments and any real estate tax reimbursements.

(5)	Other income includes tenant improvement rent bumps and mark to market rental adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Pittsburgh, Pennsylvania	Cut-off Date Principal Balance(3)		$25,944,493
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$108.40
Size (SF)	699,610	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 11/16/2015(1)	95.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/16/2015(1)	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1913 / 1999	Mortgage Rate		4.99000%
Appraised Value	$110,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(4)		William Rudolph and Charles Perlow
Underwritten Revenues	$11,974,125
Underwritten Expenses	$4,669,980	Escrows
Underwritten Net Operating Income (NOI)	$7,304,146		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,364,224	Taxes	$651,683	$91,251
Cut-off Date LTV Ratio(2)	68.6%	Insurance	$84,274	$7,662
Maturity Date LTV Ratio(2)	56.5%	Replacement Reserves	$0	$11,660
DSCR Based on Underwritten NOI / NCF	1.49x / 1.30x	TI/LC(5)	$0	$66,667
Debt Yield Based on Underwritten NOI / NCF	9.6% / 8.4%	Other(6)	$6,200,000	$0

 Sources and Uses

Sources	$	%	Uses	$	%
Loan Combination Amount	$76,000,000	100.0%	Loan Payoff	$66,850,701	88.0%
			Reserves	6,935,957	9.1
			Principal Equity Distribution	1,271,838	1.7
			Closing Costs	941,504	1.2
Total Sources	$76,000,000	100.0%	Total Uses	$76,000,000	100.0%

(1)	Heinz currently leases 309,623 square feet (approximately 44.3% of the net rentable area) at the property. However, Heinz vacated the Heinz 57 Center property between mid-2013 and early 2014 and does not currently occupy any of its leased space. Heinz does not have any termination options and continues to pay rent under its lease which expires on July 31, 2026. Occupancy was calculated on the basis of Heinz still occupying the leased space for which it pays rent. Occupancy without regard to the vacant Heinz space is 51.4%. Approximately 53.1% of the Heinz space is subleased through 2026 which equates to an occupancy rate of 74.9%.
(2)	Calculated on the aggregate outstanding principal balance of the Heinz 57 Center loan combination of $76,000,000.

(3)	The Cut-off Date Principal Balance of $25,944,493 is evidenced by note A-2 (a non-controlling note), which is part of a $76,000,000 loan combination evidenced by two pari passu notes. The controlling pari passu companion loan evidenced by note A-1 has a principal balance of $49,893,255 as of the Cut-off Date, and was contributed to the JPMCC 2015-JP1 securitization.

(4)	William Rudolph and Charles Perlow are the guarantors of the non-recourse carveouts under the Heinz 57 Center Loan.

(5)	TI/LC reserves are capped at $1,600,000.

(6)	Other reserves represent a Heinz rollover reserve related to future tenant improvements and leasing commissions related to the Heinz leased space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the tenants at the Heinz 57 Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Heinz(1)	BBB- / Baa3 / NR	309,623	44.3%	$6,822,743	61.0%	$22.04	7/31/2026	(2)
BDO USA, LLP	NR / NR / NR	63,179	9.0	1,405,733	12.6	22.25	8/31/2025	2, 5-year options
Port Authority of Allegheny County	NR / NR / NR	70,575	10.1	1,164,488	10.4	16.50	6/30/2020	1, 5-year option
Burlington Coat Factory(3)	NR / NR / NR	140,509	20.1	600,000	5.4	4.27	3/31/2024	NA
University of Pittsburgh Medical Center	NR / NR / NR	16,806	2.4	358,640	3.2	21.34	5/31/2018	2, 5-year options
Duquesne Club Fitness Center	NR / NR / NR	36,417	5.2	226,239	2.0	6.21	5/30/2020	1, 6-year option
Rite Aid	B / B3 / B	10,570	1.5	200,830	1.8	19.00	10/31/2019	1, 5-year option
Robert Morris University(4)	NR / Baa3 / NR	6,538	0.9	137,298	1.2	21.00	9/30/2022	2, 5-year options
The PA Bar Institute	NR / NR / NR	5,626	0.8	115,333	1.0	20.50	5/31/2018	2, 5-year options
Canadian Fur Company	NR / NR / NR	4,958	0.7	42,067	0.4	8.48	1/31/2016	NA
Ten Largest Owned Tenants		664,801	95.0%	$11,073,371	99.0%	$16.66
Remaining Owned Tenants		4,351	0.6	112,857	1.0	25.94
Vacant		30,458	4.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		699,610	100.0%	$11,186,228	100.0%	$16.72

(1)	Heinz currently leases 309,623 square feet (approximately 44.3% of the net rentable area) at the property. However, Heinz vacated the Heinz 57 Center property between mid-2013 and early 2014 and does not currently occupy any of its leased space. Heinz does not have any termination options and continues to pay rent under its lease which expires on July 31, 2026. Occupancy was calculated on the basis of Heinz still occupying the leased space for which it pays rent. Occupancy without regard to the vacant Heinz space is 51.4%. Approximately 53.1% of the Heinz space is subleased through 2026 which equates to an occupancy rate of 74.9%.

(2)	Heinz has one, 5-year renewal option and one, 4-year renewal option.

(3)	Burlington Coat Factory has the right to terminate its lease with six months’ notice if certain sales thresholds are not achieved. Average gross sales for Burlington Coat Factory are below the threshold and Burlington Coat Factory currently has the right to terminate its lease at any time.

(4)	Robert Morris University has the right to terminate its lease on October 1, 2017 or on October 1, 2019 with payment of a termination fee equal to unamortized landlord costs.

The following table presents the lease rollover schedule at the Heinz 57 Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	1,380	0.2%	0.2%	$30,677	0.3%	$22.23	1
2016	4,958	0.7	0.9%	42,067	0.4	8.48	1
2017	0	0.0	0.9%	0	0.0	0.00	0
2018	22,432	3.2	4.1%	473,973	4.2	21.13	2
2019	10,570	1.5	5.6%	200,830	1.8	19.00	1
2020	109,963	15.7	21.3%	1,472,907	13.2	13.39	5
2021	0	0.0	21.3%	0	0.0	0.00	0
2022	6,538	0.9	22.3%	137,298	1.2	21.00	1
2023	0	0.0	22.3%	0	0.0	0.00	0
2024	140,509	20.1	42.4%	600,000	5.4	4.27	1
2025	63,179	9.0	51.4%	1,405,733	12.6	22.25	1
2026	309,623	44.3	95.6%	6,822,743	61.0	22.04	1
2027 & Thereafter	0	0.0	95.6%	0	0.0	0.00	0
Vacant	30,458	4.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	699,610	100.0%		$11,186,228	100.0%	$16.72	14

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

heinz 57 CENTER

The following table presents certain information relating to historical leasing at the Heinz 57 Center Property:

Historical Leased %(1)

	2012	2013	2014	As of 11/16/2015(2)
Owned Space	95.0%	94.0%	94.0%	95.6%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise stated.

(2)	Heinz currently leases 309,623 square feet (approximately 44.3% of the net rentable area) at the property. However, Heinz vacated the Heinz 57 Center property between mid-2013 and early 2014 and does not currently occupy any of its leased space. Heinz does not have any termination options and continues to pay rent under its lease which expires on July 31, 2026. Occupancy was calculated on the basis of Heinz still occupying the leased space for which it pays rent. Occupancy without regard to the vacant Heinz space is 51.4%. Approximately 53.1% of the Heinz space is subleased through 2026 which equates to an occupancy rate of 74.9%.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Heinz 57 Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$10,844,042	$10,856,168	$10,813,013	$10,961,939	$11,186,228	$15.99
Contractual Rent Steps	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	807,056	1.15
Total Rent	$10,844,042	$10,856,168	$10,813,013	$10,961,939	$11,993,284	$17.14
Total Reimbursables	541,962	627,312	643,683	656,899	704,743	1.01
Other Income(3)	158,786	174,566	90,470	83,155	83,155	0.12
Vacancy & Credit Loss	0	0	0	0	(807,056)	(1.15)
Effective Gross Income	$11,544,790	$11,658,046	$11,547,166	$11,701,993	$11,974,125	$17.12

Total Operating Expenses	$4,448,690	$4,577,365	$4,372,085	$4,447,147	$4,669,980	$6.68

Net Operating Income	$7,096,100	$7,080,681	$7,175,081	$7,254,846	$7,304,146	$10.44
TI/LC	0	0	0	0	800,000	1.14
Capital Expenditures	0	0	0	0	139,922	0.20
Net Cash Flow	$7,096,100	$7,080,681	$7,175,081	$7,254,846	$6,364,224	$9.10

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated November 16, 2015.

(3)	Other Income includes storage rent, conference room rent, tenant services and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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137

NORTHEAST CORPORATE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Ann Arbor, Michigan	Cut-off Date Principal Balance		$25,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$112.74
Size (SF)	221,747	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 12/2/2015	93.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/2/2015	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988 / 1999	Mortgage Rate		4.88600%
Appraised Value	$34,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(2)	Jeff Hauptman
Underwritten Revenues	$4,526,787
Underwritten Expenses	$1,909,693	Escrows
Underwritten Net Operating Income (NOI)	$2,617,093		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,261,432	Taxes	$205,632	$58,752
Cut-off Date LTV Ratio	72.5%	Insurance	$13,914	$2,783
Maturity Date LTV Ratio(1)	60.5%	Replacement Reserves	$0	$3,332
DSCR Based on Underwritten NOI / NCF	1.65x / 1.42x	TI/LC(3)	$0	$37,022
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.0%	Other(4)	$975,332	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	100.0%	Loan Payoff	$15,166,494	60.7%
			Principal Equity Distribution	8,236,274	32.9
			Reserves	1,194,878	4.8
			Closing Costs	402,353	1.6
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $36,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 64.0%.

(2)	Jeff Hauptman is the guarantor of the non-recourse carveouts under the Northeast Corporate Center Loan.

(3)	Monthly deposits in the amount of $37,022 into the TI/LC reserve are required up to and including the due date in June 2017, and monthly deposits in the amount of $27,766 into the TI/LC reserve are required thereafter. The TI/LC reserve is capped at $1,150,000. So long as no trigger event (as defined in the loan documents) then exists and the borrower provides satisfactory evidence that MB Financial Bank, N.A., University of Michigan and ForeSee Results have each renewed or entered into new leases that expire no earlier than May 31, 2025, May 31, 2024 and May 31, 2024, respectively, on terms no less beneficial to the landlord than their current leases and all outstanding landlord obligations have been satisfied, and/or the borrower has entered into a satisfactory replacement lease that has a term expiring no earlier than the date indicated above for such tenant, any funds held in the TI/LC Reserve in excess of $250,000 will be released to borrower and monthly deposits into the TI/LC reserve will be reduced to $13,883.

(4)	Other reserves represent $520,000 related to outstanding tenant improvements and leasing commissions at the property and $455,332 for deferred maintenance.

The following table presents certain information relating to the tenants at the Northeast Corporate Center Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
MB Financial Bank, N.A.	NR / NR / NR	68,947	31.1%	$1,187,952	33.0%	$17.23	5/31/2020	1, 5-year option
ForeSee Results	NR / NR / NR	60,000	27.1	1,185,000	32.9	19.75	5/31/2019	NA
University of Michigan	NR / Aaa / NR	48,907	22.1	696,925	19.3	14.25	5/31/2019	NA
Siemens Corporation	A / NR / A+	17,120	7.7	298,744	8.3	17.45	1/31/2017	2, 3-year options
Piolax Corporation	NR / NR / NR	5,120	2.3	102,396	2.8	20.00	8/31/2018	NA
Edwards & Schaefer Orthodontic(1)	NR / NR / NR	3,000	1.4	62,081	1.7	20.69	4/30/2028	2, 5-year options
Enovio	NR / NR / NR	2,315	1.0	48,690	1.4	21.03	10/31/2017	NA
National Network of Depression(2)	NR / NR / NR	1,216	0.5	23,189	0.6	19.07	3/31/2018	2, 3-year options
Largest Owned Tenants		206,625	93.2%	$3,604,977	100.0%	$17.45
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant		15,122	6.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		221,747	100.0%	$3,604,977	100.0%	$17.45

(1)	Edwards & Schaefer Orthodontic has a one-time termination option effective July 31, 2022 with nine months’ notice.

(2)	National Network of Depression has an ongoing termination option with six months’ notice and payment of a termination fee equal to the sum of (i) three months base rent, (ii) the unamortized balance of the cost to complete the landlord’s work and (iii) the unamortized balance of the broker’s commission.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

138

NORTHEAST CORPORATE CENTER

The following table presents the lease rollover schedule at the Northeast Corporate Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	19,435	8.8	8.8%	347,434	9.6	17.88	2
2018	6,336	2.9	11.6%	125,585	3.5	19.82	2
2019	108,907	49.1	60.7%	1,881,925	52.2	17.28	2
2020	68,947	31.1	91.8%	1,187,952	33.0	17.23	1
2021	0	0.0	91.8%	0	0.0	0.00	0
2022	0	0.0	91.8%	0	0.0	0.00	0
2023	0	0.0	91.8%	0	0.0	0.00	0
2024	0	0.0	91.8%	0	0.0	0.00	0
2025	0	0.0	91.8%	0	0.0	0.00	0
2026	0	0.0	91.8%	0	0.0	0.00	0
2027 & Thereafter	3,000	1.4	93.2%	62,081	1.7	20.69	1
Vacant	15,122	6.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	221,747	100.0%		$3,604,977	100.0%	$17.45	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Northeast Corporate Center Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/2/2015
Owned Space	85.9%	93.0%	90.3%	93.2%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise stated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Northeast Corporate Center Property:

Cash Flow Analysis(1)

	2014	TTM 10/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,857,893	$3,135,543	$3,281,135	$14.80
Contractual Rent Steps	0	0	323,841	1.46
Gross Up Vacancy	0	0	302,440	1.36
Total Rent	$2,857,893	$3,135,543	$3,907,417	$17.62
Total Reimbursables	501,012	496,335	507,252	2.29
Tenant Electric	305,924	403,018	414,558	1.87
Other Income(3)	0	279	0	0.00
Vacancy & Credit Loss	0	0	(302,440)	(1.36)
Effective Gross Income	$3,664,830	$4,035,175	$4,526,787	$20.41

Total Operating Expenses	$1,807,060	$1,859,138	$1,909,693	$8.61

Net Operating Income	$1,857,770	$2,176,037	$2,617,093	$11.80
TI/LC	0	0	315,747	1.42
Capital Expenditures	0	0	39,914	0.18
Net Cash Flow	$1,857,770	$2,176,037	$2,261,432	$10.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated December 2, 2015 with rent steps through June 1, 2016.

(3)	Other Income includes miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

139

EMBASSY CORPORATE PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	CGMRC
Location (City/State)	Various, Ohio	Cut-off Date Principal Balance	$23,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$57.61
Size (SF)	399,214	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 11/4/2015	78.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/4/2015	78.5%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	Various	Mortgage Rate	4.98000%
Appraised Value	$32,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	24
Borrower Sponsor(2)	Raymond Massa and Embassy Park Akron Management LLC

Underwritten Revenues	$6,205,255
Underwritten Expenses	$3,301,572	Escrows
Underwritten Net Operating Income (NOI)	$2,903,683	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,460,309	Taxes	$60,191	$60,191
Cut-off Date LTV Ratio	71.2%	Insurance	$37,711	$4,714
Maturity Date LTV Ratio(1)	57.6%	Replacement Reserves	$0	$9,946
DSCR Based on Underwritten NOI / NCF	1.96x / 1.66x	TI/LC(3)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF	12.6% / 10.7%	Other(4)	$1,440,026	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	67.7%	Purchase Price	$30,000,000	88.3%
Principal’s New Cash Contribution	8,997,332	26.5	Reserves	3,037,928	8.9
Other Sources	1,981,070	5.8	Closing Costs	940,474	2.8

Total Sources	$33,978,402	100.0%	Total Uses	$33,978,402	100.0%

(1)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $34,540,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $32,300,000 is 61.6%.

(2)	Raymond Massa is the non-recourse carveout guarantor under the Embassy Corporate Park Loan.

(3)	TI/LC reserves are capped at $1,500,000. If at any time after closing, the TI/LC reserves fall below $500,000, the borrower must make monthly deposits to the TI/LC reserve account in the amount of $33,268 until such time as the funds in the reserve account reach $1,500,000.

(4)	Upfront other reserves include the following: Odyssey reserve ($495,833), Dellagnese reserve ($464,800), unfunded tenant obligations reserve ($408,979), deferred maintenance reserve ($36,188), free rent reserve ($31,999) and ground rent reserve ($2,226).

The following table presents certain information relating to the Embassy Corporate Park properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	Appraised Value	UW NCF
3875 Embassy Parkway	Fairlawn	OH	$5,611,145	94,213	89.8%	1989 / NAP	$7,880,000	$753,618
3700 Embassy Parkway	Fairlawn	OH	5,052,167	78,600	98.5%	2000 / NAP	7,095,000	851,380
4040 Embassy Parkway	Fairlawn	OH	3,029,876	50,556	89.2%	1991 / NAP	4,255,000	342,883
4000 Embassy Parkway	Fairlawn	OH	3,574,613	56,081	59.2%	1988 / NAP	5,020,000	197,115
3737 Embassy Parkway	Fairlawn	OH	2,670,279	41,266	76.2%	1998 / NAP	3,750,000	275,753
3560 West Market Street	Fairlawn	OH	1,780,186	49,560	45.8%	1985 / NAP	2,500,000	(18,827)
5399 Lauby Road	Canton	OH	1,281,734	28,938	65.0%	1989 / NAP	1,800,000	58,388
Total / Wtd. Avg.			$23,000,000	399,214	78.5%		$32,300,000	$2,460,309

(1)	Occupancy as of November 4, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

140

EMBASSY CORPORATE PARK

The following table presents certain information relating to the major tenants at the Embassy Corporate Park properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options	Property
RJF / Koroseal Interior Prod	NA / NA / NA	30,066	7.5%	$550,958	9.5%	$18.32	12/31/2019	NA	3875 Embassy Parkway
Centene Management Corp, LLC(2)	NA / NA / NA	25,971	6.5	493,449	8.5	19.00	3/31/2016	2, 5-year options	3700 Embassy Parkway
Virtual Hold Technology(3)	NA / NA / NA	25,926	6.5	428,451	7.4	16.53	11/30/2021	2, 5-year options	3875 Embassy Parkway
Hanna, Campbell & Powell	NA / NA / NA	21,826	5.5	392,868	6.8	18.00	6/30/2022	2, 5-year options	3737 Embassy Parkway
Merrill Lynch	A / Baa1 / BBB+	15,195	3.8	319,095	5.5	21.00	6/30/2018	2, 5-year options	4000 Embassy Parkway
Grange Mutual Casualty Company	NA / NA / NA	12,258	3.1	232,902	4.0	19.00	5/31/2018	2, 5-year options	3700 Embassy Parkway
Business Underwriters Assoc	NA / NA / NA	9,253	2.3	219,759	3.8	23.75	5/31/2019	1, 5-year option	3700 Embassy Parkway
Morgan, Stanley, Dean Witter	A / A3 / BBB+	11,477	2.9	216,341	3.7	18.85	5/31/2020	3, 5-year options	3700 Embassy Parkway
Maxim Healthcare	NA / NA / NA	8,732	2.2	208,098	3.6	23.83	3/31/2021	NA	3737 Embassy Parkway
CBIZ Business Solutions NE OH	NA / NA / NA	8,652	2.2	168,714	2.9	19.50	8/31/2017	2, 5-year options	4040 Embassy Parkway
Largest Tenants		169,356	42.4%	$3,230,635	55.9%	$19.08
Remaining Tenants		143,915	36.0	2,547,033	44.1	17.70
Vacant		85,943	21.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		399,214	100.0%	$5,777,668	100.0%	$18.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Centene Management Corp, LLC occupies two spaces at the 3700 Embassy Parkway property. Unit 200 occupies 24,106 SF with a lease expiration of August 31, 2020. Unit 130 occupies 1,865 SF with a lease expiration of March 31, 2016.

(3)	Virtual Hold Technology occupies two spaces at the 3875 Embassy Parkway property. Unit 350 occupies 24,344 SF with a lease expiration of November 30, 2021. Unit 310 occupies 1,582 SF with a lease expiration of May 31, 2016.

The following table presents the lease rollover schedule at the Embassy Corporate Park properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,193	0.5%	0.5%	$31,158	0.5%	$14.21	2
2016	32,490	8.1	8.7%	529,065	9.2	16.28	9
2017	35,119	8.8	17.5%	651,068	11.3	18.54	11
2018	50,639	12.7	30.2%	999,516	17.3	19.74	10
2019	47,950	12.0	42.2%	928,856	16.1	19.37	4
2020	58,792	14.7	56.9%	1,098,122	19.0	18.68	9
2021	46,134	11.6	68.5%	854,335	14.8	18.52	4
2022	30,188	7.6	76.0%	518,298	9.0	17.17	2
2023	0	0.0	76.0%	0	0.0	0.00	0
2024	0	0.0	76.0%	0	0.0	0.00	0
2025	5,965	1.5	77.5%	96,931	1.7	16.25	1
2026	3,801	1.0	78.5%	70,319	1.2	18.50	1
2027 & Thereafter	0	0.0	78.5%	0	0.0	0.00	0
Vacant	85,943	21.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	399,214	100.0%		$5,777,668	100.0%	$18.44	53

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

141

EMBASSY CORPORATE PARK

The following table presents certain information relating to historical leasing at the Embassy Corporate Park properties:

Historical Leased %(1)

	2013	2014	As of 11/4/2015
Owned Space	76.5%	77.8%	78.5%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Embassy Corporate Park properties:

Cash Flow Analysis(1)

	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$7,187,477	$7,179,886	$7,185,715	$5,526,247	$13.84
Contractual Rent Steps(2)	0	0	0	251,421	0.63
Gross Up Vacancy	0	0	0	1,540,275	3.86
Total Rent	$7,187,477	$7,179,886	$7,185,715	$7,317,943	$18.33
Total Reimbursables	409,031	430,378	469,129	388,258	0.97
Other Income(3)	41,839	38,715	40,971	39,329	0.10
Vacancy & Credit Loss	(1,700,621)	(1,731,142)	(1,683,474)	(1,540,275)	(3.86)
Effective Gross Income	$5,937,726	$5,917,837	$6,012,341	$6,205,255	$15.54

Real Estate Taxes	$784,841	$742,698	$753,507	$742,696	$1.86
Insurance	48,038	50,873	53,681	53,873	0.13
Management Fee	299,714	296,568	300,272	293,524	0.74
Other Operating Expenses	1,928,882	2,009,006	2,029,743	2,211,478	5.54
Total Operating Expenses	$3,061,475	$3,099,145	$3,137,203	$3,301,572	$8.27

Net Operating Income	$2,876,251	$2,818,692	$2,875,138	$2,903,683	$7.27
TI/LC	0	0	0	343,569	0.86
Replacement Reserves	0	0	0	99,804	0.25
Net Cash Flow	$2,876,251	$2,818,692	$2,875,138	$2,460,309	$6.16

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through June 30, 2016.

(3)	Other Income includes parking, storage lease, late fee and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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143

6725 SUNSET OFFICE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance		$21,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$284.42
Size (SF)	73,835	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 12/1/2015	95.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2015	95.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1963 / 2004	Mortgage Rate		4.99400%
Appraised Value	$35,750,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
		Borrower Sponsor(1)	Jamie Sohacheski and Robert A. Flaxman

Underwritten Revenues	$3,101,564
Underwritten Expenses	$1,000,235	Escrows
Underwritten Net Operating Income (NOI)	$2,101,329		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,016,418	Taxes	$22,500	$22,500
Cut-off Date LTV Ratio	58.7%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	58.7%	TI/LC(3)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.98x / 1.90x	Replacement(4)	$0	$1,414
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,000,000	100.0%	Loan Payoff	$13,812,687	65.8%
			Principal Equity Distribution	6,713,559	32.0
			Closing Costs	451,254	2.1
			Reserves	22,500	0.1
Total Sources	$21,000,000	100.0%	Total Uses	$21,000,000	100.0%

(1)	Jamie Sohacheski and Robert A. Flaxman are the guarantors of the non-recourse carveouts under the 6725 Sunset Office Loan.
(2)	Upon notice from the lender, the borrower will be required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if (i) an acceptable blanket insurance policy is no longer in place, (ii) the borrower fails to provide lender with evidence of the insurance coverage, or (iii) an event of default has occurred.
(3)	An excess cash flow sweep into the TI/LC reserve will commence upon the date that Native Instruments (i) vacates, surrenders or ceases to conduct normal business operations as to 20.0% of its demised premises, (ii) notifies borrower, manager or any affiliate that it intends within 12 months of such notice to vacate, surrender or cease to conduct its normal business or “go dark” at 20.0% or more of its demised premises or (iii) becomes insolvent or a debtor in any bankruptcy action. The TI/LC reserve is subject to a cap of $300,000.
(4)	The replacement reserve is subject to a cap of $84,862.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 6725 Sunset Office Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Native Instruments North Ameri	NR / NR / NR	14,732	20.0%	$542,727	20.7%	$36.84	12/31/2018	1, 3-year option
Catalina’s Seafood, Inc.	NR / NR / NR	8,992	12.2	334,682	12.7	37.22	10/31/2028	NA
AM Only, LLC	NR / NR / NR	6,675	9.0	242,169	9.2	36.28	1/31/2019	1, 2-year option
Viceroy Media (Complete Cntrl)	NR / NR / NR	5,416	7.3	210,303	8.0	38.83	9/30/2019	1, 3-year option
Nationwide HLWD, LLC	NR / NR / NR	5,230	7.1	189,744	7.2	36.28	5/31/2019	NA
The Orchard Enterprises	NR / NR / NR	4,629	6.3	185,623	7.1	40.10	4/30/2020	1, 5-year option
Ammo Creative, LLC	NR / NR / NR	4,117	5.6	156,557	6.0	38.03	2/28/2018	1, 5-year option
True Public Relations Inc.	NR / NR / NR	3,909	5.3	145,415	5.5	37.20	10/31/2018	NA
Spears and Arrows	NR / NR / NR	3,569	4.8	136,621	5.2	38.28	11/30/2018	2, 3-year options
Grindr, LLC	NR / NR / NR	3,372	4.6	132,317	5.0	39.24	7/31/2018	NA
Ten Largest Owned Tenants		60,641	82.1%	$2,276,159	86.6%	$37.53
Remaining Owned Tenants		9,581	13.0	351,519	13.4	36.69
Vacant Spaces (Owned Space)		3,613	4.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		73,835	100.0%	$2,627,678	100.0%	$37.42

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

144

6725 SUNSET OFFICE

The following table presents certain information relating to the lease rollover schedule at the 6725 Sunset Office Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	843	1.1%	1.1%	$31,865	1.2%	$37.80	1
2016	0	0.0	1.1%	0	0.0	0.00	0
2017	0	0.0	1.1%	0	0.0	0.00	0
2018	32,543	44.1	45.2%	1,219,775	46.4	37.48	6
2019	19,715	26.7	71.9%	725,533	27.6	36.80	4
2020	8,129	11.0	82.9%	315,823	12.0	38.85	2
2021	0	0.0	82.9%	0	0.0	0.00	0
2022	0	0.0	82.9%	0	0.0	0.00	0
2023	0	0.0	82.9%	0	0.0	0.00	0
2024	0	0.0	82.9%	0	0.0	0.00	0
2025	0	0.0	82.9%	0	0.0	0.00	0
2026 & Thereafter	8,992	12.2	95.1%	334,682	12.7	37.22	1
Vacant	3,613	4.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	73,835	100.0%		$2,627,678	100.0%	$37.42	14

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 6725 Sunset Office Property:

Historical Leased %(1)

	2010	2011	2012	2013(2)	2014(3)	As of 12/1/2015
Owned Space	86.1%	97.1%	94.9%	78.9%	96.0%	95.1%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.
(2)	During YE 2013, a tenant occupying approximately 15% of NRA vacated its unit due to its lease expiration.
(3)	As of November 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 6725 Sunset Office Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/1/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$1,999,329	$1,954,997	$1,949,468	$2,381,301	$2,627,678	$35.59
Gross Up Vacancy(3)	0	0	0	0	137,294	1.86
Total Rent	$1,999,329	$1,954,997	$1,949,468	$2,381,301	$2,764,972	$37.45
Total Reimbursables	61,565	108,045	122,441	122,130	59,185	0.80
Other Income(4)	510,197	441,631	416,353	453,795	446,856	6.05
Vacancy & Credit Loss(3)	0	0	0	0	(169,449)	(2.29)
Effective Gross Income	$2,571,091	$2,504,673	$2,488,262	$2,957,226	$3,101,564	$42.01

Total Operating Expenses	$990,161	$890,939	$922,999	$990,436	$1,000,235	$13.55

Net Operating Income	$1,580,930	$1,613,734	$1,565,263	$1,966,790	$2,101,329	$28.46
TI/LC	73,835	73,835	73,835	73,835	73,835	1.00
Capital Expenditures	11,075	11,075	11,075	11,075	11,075	0.15
Net Cash Flow	$1,496,020	$1,528,824	$1,480,353	$1,881,880	$2,016,418	$27.31

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of December 1, 2015 and rent steps through November 30, 2016.
(3)	Underwritten vacancy is based on market vacancy of 6.0%. The 6725 Sunset Office Property has a Total and Owned Occupancy of 95.1% as of December 1, 2015. The Appraiser concluded stabilized vacancy of 6.0% for the 6725 Sunset Office Property.
(4)	Other income includes parking income and advertising income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

145

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus, including the description of risk factors contained in the Preliminary Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Preliminary Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial, multifamily and manufactured housing community mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms (and their consolidated affiliates) (each, an “Affected Investor”) investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5% in the transaction; and (b) a requirement (the “Due Diligence Requirement”) that the Affected Investor has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the Affected Investor. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with the Retention Requirement or to take any other action which may be required by prospective investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the certificates may not be a suitable investment for Affected Investors or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer certificates or the price you may receive upon your sale of certificates.

—	The European Commission has recently published a legislative proposal for an EU framework for simple, transparent and standardized securitizations which, among other things, would repeal the risk retention requirements described above and replace them with a single regime. It is impossible to predict the effect that any such future changes would have on Affected Investors or the other types of EEA regulated investors mentioned above. Prospective investors are responsible for monitoring and assessing changes to the Retention Requirements, the Due Diligence Requirement and Similar Requirements.

—	The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations, which were adopted by the banking regulators in July 2013 and began phasing in on January 1, 2014, implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in CMBS like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014, with conformance required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). Although prior to the deadlines for conformance, banking entities were or are required to make good-faith efforts to conform their activities and investments to the Volcker Rule, the general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for Starwood Mortgage Funding I LLC, which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC. If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor. However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

151